UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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(Rule 14a-101)
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(Amendment No. )

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DHI Group, Inc.
(Name of Registrant as Specified In Its Charter)

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DHI GROUP, INC. 6465 South Greenwood Plaza, Suite 400 Centennial, Colorado 80111	____ 2025

Dear Fellow Stockholder,

I am pleased to invite you to our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on May 16, 2025, at 11:00 a.m, Mountain Time. This year’s Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting meetnow.global/M5FRGHR at the Annual Meeting date and time described in the accompanying Proxy Statement. A password is not required to attend the Annual Meeting. There is no physical location for the Annual Meeting.

In 2020, we decided to hold our Annual Meeting of stockholders virtually. We have continued to host the Annual Meeting as a virtual event to provide for greater participation as our stockholders are not centrally located. We believe that a virtual meeting enables greater stockholder attendance and participation from any location around the world.

In response to the reduced demand for tech professionals, the DHI team shifted our focus toward enhancing the user experience across both the Dice and ClearanceJobs platforms, while also prioritizing profitability. Although new tech job postings declined in early 2024, the market saw a gradual increase in the latter half of the year. This shift suggests that DHI is well-positioned for revenue growth in the coming quarters. As the tech hiring market continues to recover, we are poised to capitalize on emerging trends, including the rise of artificial intelligence. We remain confident in the long-term demand for tech talent in the United States and are optimistic about our ability to navigate the evolving landscape.

At the Annual Meeting, we will be electing one class of directors, considering the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, considering the approval, on an advisory basis, of the compensation of our named executive officers, considering the approval of the Section 382 Rights Plan, dated as of January 28, 2025, between our company and Computershare Trust Company, N.A. and transacting such other business that may properly come before the Annual Meeting. The Board of Directors recommends a vote FOR each of (i) the election of our director nominees, (ii) the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, (iii) the approval, on an advisory basis, of the compensation of our named executive officers, and (iv) approval of the Section 382 Rights Plan adopted by the Board in January 2025.

You may vote your shares using the Internet or the telephone by following the instructions on the enclosed proxy. Of course, you may also vote by returning the enclosed proxy card.

Thank you very much for your support of DHI Group, Inc.
Sincerely,
Art Zeile
President and Chief Executive Officer

DHI GROUP, INC. 6465 South Greenwood Plaza, Suite 400 Centennial, Colorado 80111	____ 2025

NOTICE OF ANNUAL MEETING

DHI Group, Inc., a Delaware corporation (the “Company”), will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually at meetnow.global/M5FRGHR on May 16, 2025, at 11:00 a.m., Mountain Time, to:

1.Elect three Class III directors, for a term of three years, or until his or her successor is duly elected and qualified;

2.Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.Hold an advisory vote to approve the compensation of our named executive officers as described in the Proxy Statement;

4.Approve the Section 382 Rights Plan dated as of January 28, 2025 between the Company and Computershare Trust Company, N.A. as rights agent; and

5.Transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Stockholders of record of DHI Group, Inc. (NYSE: DHX) as of the close of business on April 1, 2025, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of these stockholders will be available for examination 10 days prior to the Annual Meeting at our principal executive office, 6465 South Greenwood Plaza, Suite 400, Centennial, Colorado 80111.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are strongly encouraged to sign and date the enclosed proxy card and return it promptly, or submit your proxy by telephone or the Internet. Any stockholder of record who is virtually present at the Annual Meeting as a registered stockholder may vote virtually, thereby revoking any previous proxy. If you have any questions about the voting process, please refer to the section titled “Frequently Asked Questions About Voting and the Annual Meeting.”

This Proxy Statement and accompanying proxy and voting instructions are first being mailed on or about ____ 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 16, 2025 (the “Meeting”): Both the proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available electronically at dhigroupinc.com/investors/default.aspx

By order of the Board of Directors,

E. Jack Connolly
Chief Legal Officer

Proxy Statement	i

Forward-Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). From time to time, we may also provide oral or written forward-looking statements in other materials we release to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future financial condition, liquidity and results of operations, including expectations (financial or otherwise), our strategy, plans, objectives, expectations (financial or otherwise) and intentions, and growth potential. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Forward-looking statements are subject to risks, uncertainties and other factors, which may cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, without limitation, those described in Part I - Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report on Form 10-K” or “Annual Report”), elsewhere throughout the Annual Report, and those described from time to time in our past and future reports filed with the Securities and Exchange Commission. Caution should be taken not to place undue reliance on any such forward-looking statements. Moreover, such forward-looking statements speak only as of the date of this proxy statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements, except as required by applicable law.

Proxy Statement	ii

Market and Industry Data

The market and industry data used in this proxy statement and the accompanying materials are based on independent industry publications, customers, trade or business organizations, reports by market research firms and other published statistical information from third parties (collectively, the “Third Party Information”), as well as information based on management’s good faith estimates, which we derive from our review of internal information and independent sources. Such Third Party Information generally states that the information contained therein or provided by such sources has been obtained from sources believed to be reliable.

Proxy Statement	iii

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 16, 2025

PROXY STATEMENT SUMMARY

This Proxy Statement is furnished to the stockholders of record of DHI Group, Inc., a Delaware corporation, in connection with the solicitation by the Company’s Board of Directors of proxies. This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are provided to help you find further information. For ease of reading, in these materials “DHI,” “we,” “us,” or the “Company” refers to DHI Group, Inc., “Board” refers to our Board of Directors, “CEO” refers to our Chief Executive Officer, and “NEOs” refers to our Named Executive Officers. This Proxy Statement and accompanying proxy and voting instructions are first being mailed to stockholders on or about [April 4, 2025].

	Board Vote Recommendation	Page Reference (for further detail)
1. Election of three Class III Directors	FOR EACH NOMINEE	59
2. Ratification of Selection of Independent Registered Public Accounting Firm	FOR	60
3. Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	61
4. Approval of Section 382 Rights Plan Adopted by the Board	FOR	62

Proxy Statement	1

2024 DHI Performance Highlights

2024 Highlights	Given the lessened demand for hiring tech professionals, we focused our attention on improving our users' experience and on improving our profitability. Additionally, our two brands, ClearanceJobs and Dice, introduced a number of new products to increase engagement and connections between candidates and recruiters. In recognition of DHI's culture of caring for employees, the Company received several employer awards.

Financial Performance
DHI’s revenue and customer count has tracked the overall demand for tech talent over the past two years. Revenue in 2024 declined by 7% year over year. The number of new tech job postings did inflect, however, and grew slowly in the latter part of 2024. With that shift we believe DHI will return to revenue growth over time.
ClearanceJobs and Dice revenue renewal rates were 95% and 78%, respectively, while retention rates for the year were solid at 111% for ClearanceJobs and 98% for Dice. Our churn is attributable to smaller customers, rather than larger established firms.

DHI Group's net income margin decreased from 2% in 2023 to 0% in 2024 while Adjusted EBITDA margin[1] improved from 24% in 2023 to 25% in 2024. In addition, DHI's capitalized development costs, which are included in purchases of fixed assets, declined $3.9 million in 2024 to $12.5 million. We are committed to balancing profitability and cash flow with the need to invest in innovation.

Recognizing the continued risks inherent in the economy, the Company reduced its debt $6.0 million during 2024 to $32 million outstanding under our $100 million credit facility. This resulted in a leverage ratio[2] of 0.9 times annual adjusted EBITDA[1]. Cash was $3.7 million at year end.

Engaging with tech and security-cleared candidates
As part of its “All Jobs” initiative, Dice sold a number of services in a bundled format including the opportunity for clients to post all their jobs with us without limitation. As a result, we increased job volumes for technology professionals, strengthening the value proposition that Dice is the go-to-platform for advancing a tech career.

As recognition of the importance of the increasing use of mobile phones in customers' business lives, we launched Dice Recruiter 1.0, the brand’s first mobile app for employers. This iOS app helps recruiters stay connected with top tech talent even when on the go.

ClearanceJobs Live brings live streaming video content to the cleared community. This allows recruiters a myriad of new ways to engage passive talent.

Dice launched an alpha version of its new webstore that allows recruiters to purchase Dice services. We believe that this experience with Dice services reinforces the brand’s value proposition and will provide an additional growth vehicle for the platform.

An empowered and inspired team	Company culture is the foundation for employee, organizational and overall success, fostering an environment where people feel valued and motivated. In recognition of DHI’s culture, the Company received several employer awards including earning a Great Place to Work® certification for the third year in a row, landing #49 on Newsweek’s list of America’s Most Loved Workplaces, and earning a Best Company to Work for from U.S. News & World Report. We ended the year with a voluntary employee turnover rate of 5.7%, well below industry averages.

(1) See Appendix A to this Proxy Statement for a description of these non-GAAP measures and reasons why management believes they provide useful information to investors.
(2) Leverage Ratio, as defined in the Company's credit agreement, is computed by dividing debt by Adjusted EBITDA.

Proxy Statement	2

Board and Governance Highlights

DHI is governed by a highly qualified and experienced group of directors, led by an independent chairperson. All our directors, other than our CEO Art Zeile, are independent under the listing standards of the New York Stock Exchange (“NYSE”). As illustrated below, our Board is broadly diverse in terms of tenure, personal and professional attributes.

(1) Tenure measured from date of appointment to the Board through the Record Date (as defined below).

				Committee Membership
Name of Director and Director Nominees	Age	Director Since	Independent	AC	CC	N&CG
Brian “Skip” Schipper, Chairperson of the Board, Director Nominee	64	2014	Yes			Chair
Jim Friedlich, Director	68	2015	Yes		X	X
Art Zeile, President & CEO, Director	61	2018	No
David Windley, Director Nominee	61	2019	Yes		Chair
Scipio “Max” Carnecchia, Director Nominee	62	2019	Yes	X
Elizabeth Salomon, Director	61	2020	Yes	Chair
Kathleen Swann, Director	62	2021	Yes		X	X
Joseph Massaquoi, Jr., Director	52	2023	Yes	X

Sustainability

Throughout 2024, DHI maintained its commitment to Environmental, Social, and Governance (“ESG”) and its values. We continued to make progress across our focus areas, further enhancing our sustainability disclosures in alignment with the Sustainability Accounting Standards Board Software & IT Services Sustainability Accounting Standard. We focused on employee engagement through the offering of comprehensive mental health services, initiatives which encourage work/life balance, employee well-being including physical, mental and financial health, and investment in employees’ careers.

More information regarding these and other ESG efforts is available on the Sustainability page of our website. The information that appears on our website is not part of, and is not incorporated by reference into, this Proxy Statement.

Executive Compensation Highlights

We have implemented compensation practices that we believe align the interests of our NEOs with our stockholders by tying a significant portion of our NEOs’ compensation to the Company’s financial performance.

Proxy Statement	3

The macroeconomic environment continued to be challenging in 2024 as revenue declined 7% as compared to the 2023 period. Consistent with our pay for performance philosophy, we paid NEOs’ 2024 annual incentives at 92.7% of target, while the performance-based restricted stock units (“PSUs”) granted in 2024 achieved performance at 79.3% of target. The table below summarizes the total direct compensation delivered to our NEOs for their 2024 performance.

2024 NEOs’ Total Direct Compensation at a Glance
(in thousands)
(1) Mr. Schippers served as Vice President of Finance and Controller until his appointment as Interim Chief Financial Officer effective November 15, 2024. He was appointed Chief Financial Officer effective January 28, 2025.

Proxy Statement	4

(2) Ms. Leeby served as our Chief Financial Officer through November 14, 2024 when she resigned from the position and entered into a consulting agreement to provide certain transition services through December 31, 2024 (the “Leeby Consulting Agreement”). Pursuant to the terms of the Leeby Consulting Agreement, Ms. Leeby’s unvested restricted stock and PSUs that were scheduled to vest in 2024 were allowed to vest accordingly. All remaining unvested restricted stock and PSUs as of December 31, 2024 were forfeited.

Proxy Statement	5

DIRECTORS AND CORPORATE GOVERNANCE

The Board has taken a deliberate approach to Board composition to construct a Board that it believes collectively possesses the right backgrounds and experiences to oversee management decisions and guide our strategic decision-making. We have also intentionally balanced the tenure of our directors to strike the right mix of institutional knowledge and fresh perspectives.

Governance Practices Snapshot
7 of 8 directors are independent	Independent board chair
Commitment to board refreshment	Majority voting for directors
Stock ownership policy for directors and executive officers	Fully independent standing committees
Diverse board in terms of experience, viewpoints, skills, background and tenure	Regular sessions of independent directors
Board oversight of ESG initiatives	Rigorous director selection and evaluation process
Limit on outside directorships	Annual board and committee self-evaluations
All directors attended at least 75% of 2024 meetings during the time that he or she served	Commitment to corporate social responsibility

Proxy Statement	6

Below is a summary of the primary experience, qualifications and skills that our director nominees and continuing directors bring to the Board:

Capability	Description	Number of Directors with the Capability
Technology and Security Infrastructure	Deep insight in technology infrastructure, business prioritization, customer drivers and cybersecurity risk	●●●
Scaling a Business	Experience growing successful companies, reaching scale and maturity	●●●● ●●●●
Investment	Experience creating long-term value through investment, acquisition and growth strategies	●●●● ●●●●
Finance	Financial expert with experience in financial strategy, accounting and reporting	●●●
Sales	Experience building sales capabilities	●●●
Marketing	Marketing and brand-building capability in rapidly changing industries	●●
People and Compensation	Expertise in aligning company culture, performance, reward and talent with strategy, including remote and flexible work strategies	●●●● ●●●●
CEO Experience	Expertise shaping strategy, performance, prioritization, scale and leadership	●●●●
Governance, Risk and Compliance	Experience in public company corporate governance, privacy, compliance, policy and creating long term sustainable value	●●●● ●●●●
Human Capital Management	Knowledge of our core customer requirements as a direct customer of our product or equivalent products	●●
Biographical information for our directors is set forth below. In evaluating nominees for the Board of Directors, the Nominating and Corporate Governance Committee considers the diversity of their professional and personal backgrounds and candidates who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment includes an individual’s independence, as well as consideration of background, age, skills and experience in the context of the needs of the Board.

Proxy Statement	7

Director Nominees
Brian “Skip” Schipper	Mr. Schipper possesses specific attributes that qualify him to serve as a director, including his extensive industry experience, his knowledge of our core customer product, his human resources expertise and his experience as a member of the board of directors of other companies.
	Brian “Skip” Schipper has been a director since February 2014, and Chairperson of the Board since May 2019. Since May 2016, Mr. Schipper has served as the Chief People Officer for Yext, Inc., an online brand management company. From January 2014 to March 2016, Mr. Schipper led Human Resources at Twitter (now “X”), an online social media company. Prior to joining Twitter, Mr. Schipper was the Chief Human Resources Officer at Groupon, a global e-commerce marketplace company, from June 2011 to January 2014, where he oversaw the HR and administrative organization globally and was integral in building the infrastructure to support its global expansion efforts. Mr. Schipper was the Chief Human Resources Officer at Cisco Systems, a digital communications technology company, from October 2006 to June 2011. He has held executive level human resources and administrative roles at Microsoft, a software company; DoubleClick, an internet advertising company; Pepsico, a food services company; Compaq, an information technology company; and Harris Corporation, an information technology services provider. Mr. Schipper holds an MBA from Michigan State University and a B.A. from Hope College. Mr. Schipper serves on the Board of Directors and as Chair of the Compensation Committee for 1stdibs.com, Inc. Mr. Schipper’s extensive industry experience and his human resources expertise form a great combination to help our Board guide our strategy.	People and Compensation

Scaling a Business

Independent Chairperson of the Board EVP & Chief People Officer of Yext		Governance, Risk and Compliance

Age 64		Human Capital Management

Director Since 2014

DHI Committee(s):
Nominating and Corporate Governance
Investment
Class III Director
Term Expiring 2025

Proxy Statement	8

Director Nominees
David Windley	Mr. Windley possesses specific attributes that qualify him to serve as a director, including his people and compensation expertise, his knowledge of our core customer product, and his experience as a member of the board of directors of other organizations.
	David Windley has been a director since February 2019. Since March 2023, Mr. Windley has served as Executive Chairman of HootRecruit (formerly IQRecruit), a platform that automates candidate sourcing for recruiters and hiring teams. From September 2018 to October 2023, Mr. Windley served as CEO and President of IQTalent Partners, where he also served as President from 2014 to 2018; IQTalent Partners is a professional services firm focused on talent acquisition. Prior to IQTalent Partners, Mr. Windley served as Executive Vice President, Chief Human Resources Officer, for Fusion-io, Inc., a computer hardware and software systems company, from October 2013 to August 2014. From December 2006 to September 2012, Mr. Windley served as Executive Vice President, Chief Human Resources Officer, for Yahoo! Inc., an internet-related services company. Prior to Yahoo!, Mr. Windley served as General Manager, Human Resources, for Microsoft Corporation, a technology and software company, from December 2003 to December 2006 and as Vice President Human Resources, Business Units, for Intuit Inc., a financial software company, from December 2001 to December 2003. Mr. Windley held various positions with Silicon Graphics, Inc., a high-performance computer hardware and software company, from 1991 to 2001, culminating in Vice President, Human Resources. Mr. Windley also serves as the Chairperson of the DHI Human Capital and Compensation Committee, on the board of directors and as Chair of the Compensation Committee at Tennant Company, on the board of AARP since 2022 and on the board of directors of PowerToFly since 2023. In the past he has served as a board chair for the Society of Human Resources Management (SHRM), the largest membership organization for human resources professionals. Mr. Windley holds a Master’s of Business Administration degree from San Francisco State University and a bachelor’s of science degree from San Diego State University. Mr. Windley’s extensive human resources experience in a variety of industries provide him with intimate knowledge of the Company’s business, which helps our Board guide our strategy.	People and Compensation

CEO Experience
Independent Executive Chairman and CEO of HootRecruit		Technology and Security Infrastructure

Age 62

Director Since 2019		Governance, Risk and Compliance

DHI Committee(s):
Chair Human Capital and Compensation Committee

Class III Director		Human Capital Management
Term Expiring 2025

Scaling a Business
Investment

Proxy Statement	9

Director Nominees
Scipio “Max” Carnecchia	Mr. Carnecchia possesses specific attributes that qualify him to serve as a director, including his experience in the operational, sales and technology industries, his extensive professional experience as a former CEO and his experience as a member of the board of directors of other companies.
	Scipio “Max” Carnecchia has been a director since February 2019. Mr. Carnecchia served as the Chief Executive Officer and as a director of Mitek Systems, Inc., a digital identity verification company, from November 2018 through June 2024. From October 2017 until July 2018, Mr. Carnecchia served as the Chief Executive Officer and board member of Illuminate Education, Inc., a market-leading Software as a Service education platform. Prior to Illuminate, Mr. Carnecchia was the President and Chief Executive Officer of Accelrys, Inc., a cloud software company, and also served on the Accelrys Board from 2009 until its acquisition in 2014. After the acquisition, Mr. Carnecchia continued to serve as Chief Executive Officer of that business, which was renamed BIOVIA. From 2001 to 2009, Mr. Carnecchia served as President of Interwoven, Inc., a content management software company, which was acquired by Autonomy Corporation plc in January 2009. Prior to joining Interwoven, Mr. Carnecchia served as Vice President of Global Sales of Xoriant Corporation, a software product development company, from April 2000 to January 2001 and as Vice President of Sales and Services of SmartDB Corporation, a provider of data integration toolkits for systems integrators and IT organizations, from September 1996 to February 2000. Mr. Carnecchia has demonstrated significant leadership skills in his CEO roles at Accelrys, BIOVIA and Illuminate Education, Inc. and as Vice President of Xoriant and SmartDB and brings more than two decades of high technology experience to his position on the Board. Mr. Carnecchia has served as a member of the boards of directors of Mitek Systems, Inc. (November 2018 through June 2024), Guidance Software, Inc. (March 2015 through September 2017), and Accelrys, Inc (June 2009 through April 2014). Mr. Carnecchia holds a Bachelor of Engineering in Electrical Engineering from The Stevens Institute of Technology. Mr. Carnecchia’s wealth of experience in the operational, sales, and technology industries, as well as his background as an operating executive and board member of publicly held companies, provide helpful and unique expertise to the Company.	CEO Experience

Sales

Independent Former CEO and Director of Mitek Systems, Inc.		Technology and Security Infrastructure

Age 62

Director Since 2019		Finance

DHI Committee(s):
Audit Committee

Class III Director		Governance, Risk and Compliance
Term Expiring 2025

Scaling a Business
Investment
People and Compensation

Proxy Statement	10

Continuing Directors
Art Zeile	Mr. Zeile possesses specific attributes that qualify him to serve as a director, including his knowledge and experience in the software industry, extensive professional experience as a CEO and experience as a member of the board of directors of other companies.
	Art Zeile has served as a director and as the President and Chief Executive Officer of the Company since April 2018. In 2008, Mr. Zeile co-founded HOSTING, a cloud computing services company, and served as its Chief Executive Officer from 2008 until 2016. At HOSTING, Mr. Zeile formulated a strategy for a rollup of cloud services companies in the U.S. and focused on managing security and compliance for mission critical web applications. Prior to HOSTING, Mr. Zeile served as CEO of QTC Management Inc., a healthcare technology company, from 2006 to 2007. Prior to that, Mr. Zeile co-founded Inflow Inc., a public data center company, and served as its CEO from 1997 until 2005. Mr. Zeile also previously served in the United States Air Force from 1986 until 1993. Since 2016, Mr. Zeile has served on the board of directors of National Bank Holdings Corporation, an NYSE listed company, and is a member of its Audit Committee and Nominating/Governance Committee and Chairperson of its Compensation Committee. He also served as Chairman of the board of directors of Element Critical from October 2019 through October 2023. Mr. Zeile earned a bachelor’s degree in Astronautical Engineering from the U.S. Air Force Academy and a master’s degree in public policy from Harvard University. Mr. Zeile was appointed to serve on the Board because his day-to-day leadership as our President and Chief Executive Officer provides him with intimate knowledge of the Company’s business, business strategy and its industry.	CEO Experience

Sales

Technology and Security Infrastructure

Age 61

Director Since 2018

DHI Committee(s):		Governance, Risk and Compliance
None

Class I Director
Term Expiring 2026

Scaling a Business

Investment

People and Compensation

Proxy Statement	11

Continuing Directors
Elizabeth Salomon	Ms. Salomon possesses specific attributes that qualify her to serve as a director, including her financial expertise and professional experience serving in leadership positions at other companies.
	Elizabeth Salomon has been a Director since December 2020. Ms. Salomon serves as a Director and on the Audit Committee for Litera, the leading provider of technology solutions to legal, corporate and life sciences companies, and as a Director and Audit Committee Chair for Sovos, a global provider of tax, compliance and trust solutions and services. Ms. Salomon also serves as an advisor for companies in the portfolio of Hg Capital, a global private equity firm focused on investments in the technology and services sectors. From 2017 to 2022, Ms. Salomon served as Chief Financial Officer for Xactly Corporation, a leading provider of sales performance management software solutions. From 2015 through 2017, Ms. Salomon served as Chief Financial Officer of Cherwell Software, a provider of IT service management software, where she led them through an aggressive growth phase. From 2013 to 2014, she served as Chief Financial Officer of Marshall & Swift/Boeckh, a software, data and analytics company, and its holding company, Decision Insight Information Group, through their sale to Corelogic. From 2009 to 2013, Ms. Salomon served as Chief Financial Officer of Ontario Systems LLC (now Finvi), an enterprise software company providing solutions around revenue recovery and accounts receivable management. Previously, Ms. Salomon held finance and audit leadership roles at startups and public companies, including Bank of America and ChoicePoint (Lexis/Nexis). She was a senior manager in the audit practice of EY. Ms. Salomon earned a bachelor's degree from the University of Florida and is a licensed CPA. Ms. Salomon also serves on the Board of Downtown Denver Partnership, an organization dedicated to building a thriving center city. Ms. Salomon's significant financial leadership experience particularly with technology companies and including both public and private companies, her experience working across the business to drive company strategy and her experience with private equity backed companies provide helpful perspective to our board.	Finance
Investment
Independent Director of Litera
Independent Director of Litera		Scaling a Business
Age 61

Director Since 2020

DHI Committee(s):
Audit Committee

Class I Director		Governance, Risk and Compliance
Term Expiring 2026

People and Compensation

Proxy Statement	12

Continuing Directors
Kathleen Swann	Ms. Swann possesses specific attributes that qualify her to serve as a director, including her knowledge and experience in digital marketing and technology and her experience as a member of the board of directors of other organizations.

Kate Swann has been a Director since January 2021. Since March 2024, Ms. Swann has served as a Fractional COO for Kate Swann Advisory, a company specializing in scaling businesses for sustainable growth. Leveraging her years of experience as an operating executive, she partners with businesses to unlock value, focusing on business and product strategy, and marketing and infrastructure optimization. Throughout 2023 and until March 2024, she served as the Chief Operating Officer of Heroic Public Speaking, a company offering public speaking training for keynotes, breakouts, and workshops. Previously throughout 2022, Ms. Swann acted as a strategic advisor for various companies. Ms. Swann also previously served as the Chief Operating Officer at Purpose PBC, a social impact digital agency acquired by Capgemini, from 2020 to 2022. At Purpose, Ms. Swann developed growth strategies and business planning to ensure the company maximized its resources and mobilized talent for the greatest impact to its community and partners. Prior to joining Purpose, from 2013 to 2020 she served as Chief Operating Officer at Blue State Digital, a tech and creative agency that works with mission-driven organizations to build and mobilize communities, best known for its work with the Obama administration. Earlier in her career, Ms. Swann was the Chief Operating Officer at Frog Design, a creative design consultancy, and served in the managing director role both at Fry, an e-commerce consulting firm, and Organic, a digital marketing agency. Ms. Swann earned a Bachelor of Arts from Evergreen State College and has a Master’s degree in Performance Studies from New York University. Ms. Swann also serves as a board member at Graham Windham, and August Public. She previously served on the board of Women’s Forum of New York from 2019-2023. Ms. Swann has extensive experience managing at growth stage consulting companies and digital agencies. Her expertise in digital marketing and technology provides the Board with valuable insight as the Company continues to execute on its strategy to deliver innovative products and provide best-in-class services to its customers and candidates.
Marketing

Scaling a Business

Independent Fractional COO Kate Swann Advisory		Sales

Age 62

Director Since 2021		Governance, Risk and Compliance

DHI Committee(s):
Human Capital and Compensation Committee

Nominating and Corporate Governance Committee		Investment

Class II Director		People and Compensation
Term Expiring 2027

Proxy Statement	13

Continuing Directors
Jim Friedlich	Mr. Friedlich possesses specific attributes that qualify him to serve as a director, including his knowledge and experience in digital media and private equity, and his professional experience as a former executive.
	Jim Friedlich has been a director since January 2015. Since September 2016, Mr. Friedlich has served as the Chief Executive Officer and Executive Director of The Lenfest Institute of Journalism, an institute focused on innovation in journalism. Mr. Friedlich co-founded Empirical Media Advisors, a leading media consulting firm, in 2011 and served as its Chief Executive Officer until 2014. In 2001, he co-founded the media-focused private equity firm of ZelnickMedia (now ZMC) and was a general partner there until 2011, specializing in equity-backed turnarounds and restructuring media companies. Earlier in his career, Mr. Friedlich served as VP of Business Development - Digital Publishing and Vice President of International Sales, Marketing and Business Development at Dow Jones & Company/The Wall Street Journal, a global news and information company. Mr. Friedlich attended Dartmouth College, earned an MBA from the Stanford University School of Business and a B.A. from Wesleyan University. Mr. Friedlich brings insight to our Board based on his experience in the private equity field and his focus on digital media.	CEO Experience

Investment

Independent CEO and Executive Director of Lenfest Institute of Journalism		Marketing

Age 68		People and Compensation

Director Since 2015

DHI Committee(s):
Human Capital and Compensation Committee		Governance, Risk and Compliance

Nominating and Corporate Governance Committee
Scaling a Business
Class II Director
Term Expiring 2027

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Continuing Directors
Joe Massaquoi	Mr. Massaquoi possesses specific attributes that qualify him to serve as a director, including advising companies at all stages of growth, his history of leading strategic corporate initiatives and his experience working with public companies on financial oversight and capital allocation.
	Joe Massaquoi has served as a director since July 2023. Mr. Massaquoi currently serves as a Strategic Advisor for Traverse Meridian Group, providing CFO services to growth-stage private companies. Beginning in January 2023 and running through present, he is also a Member of the advisory council for Istari Digital, Inc. From July 2022 and through January 2024, Mr. Massaquoi served as Chief Financial Officer at H2 Clipper, Inc., a company specializing in clean hydrogen delivery. Prior to that, Mr. Massaquoi was the Chief Financial Officer of Boom Technology, Inc., a supersonic aircraft development company, from October 2020 to October 2021. Prior to Boom, Mr. Massaquoi served as Chief Financial Officer at Initium Aerospace, a Boeing seeded propulsion technology company, and in preceding executive roles at Boeing from January 2012 to October 2020. Earlier in his career he held financial executive positions at Credit Suisse, an investment bank and financial services firm, and Deutsche Bank, an investment bank and financial services firm, and consulted at Bain & Company, a management consulting company. He began his career as a financial analyst at Lehman Brothers, a global financial services firm. Mr. Massaquoi also serves on the board of Red Rocks Credit Union. Mr. Massaquoi has a BS in Physics from Morehouse College and an MBA from Harvard Business School. Over his career, he has executed over 40 M&A domestic and cross-border transactions and advised companies of all sizes on prudent capital allocation to deliver measurable results. With his more than 25 years of experience as a global Chief Financial Officer, strategic executive and investment banker working at private and public companies at varying stages of growth, Mr. Massaquoi brings valuable financial and strategic insight to the Board.	Finance

Investment

Scaling a Business
Independent Strategic Advisor for Traverse Meridian Group

Age 52		Governance, Risk and Compliance

Director Since 2023

DHI Committee(s):
Audit Committee
People and Compensation
Class II Director
Term Expiring 2027

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Meetings and Committees

The Board met eleven times during fiscal 2024. Each director attended at least 75% of the aggregate of all the meetings of the Board and committees on which he or she served during the time that he or she served. Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the stockholders of the Company and meetings of the Board and committees of which he or she is a member. We encourage, but do not require, our directors to attend the Annual Meeting of Stockholders. Five directors attended our 2024 Annual Meeting of Stockholders.

The following tables are summaries of our committee structure and members on each of our committees.

AUDIT COMMITTEE
The current members of our Audit Committee are Ms. Salomon, and Messrs. Carnecchia and Massaquoi. Our Board has determined that each of the members of the Audit Committee qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable NYSE rules. Ms. Salomon and Messrs. Carnecchia and Massaquoi meet the independence and the experience requirements of the NYSE and the federal securities laws.

Our Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

Elizabeth Salomon
Chair

Our Audit Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and NYSE. A copy of the Audit Committee Charter is available on our investor website: http://www.dhigroupinc.com/investors/

Number of meetings held in 2024: 8
● appointing, compensating and overseeing the work of our independent auditors, including resolving disagreements between our management team and the independent registered public accounting firm regarding financial reporting and any other required communications described in applicable accounting standards, including critical audit matters;
● approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
● reviewing the qualifications and independence of the independent registered public accounting firm;
● reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
● reviewing the adequacy and effectiveness of our internal control over financial reporting;
● reviewing the adequacy and effectiveness of our cybersecurity program on an at least quarterly basis;
● reviewing and discussing with our management team and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;
● reviewing and maintaining the related person transaction policy to ensure compliance with applicable law and that any proposed related person transactions are disclosed as required; and
● overseeing the implementation and performance of the internal audit function.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The current members of our Nominating and Corporate Governance Committee are Messrs. Schipper and Friedlich and Ms. Swann. Our Board has determined that each of the members of the Nominating and Corporate Governance Committee meets the independence and the experience requirements of the NYSE and the federal securities laws.

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending corporate governance policies and nominees for election to our Board and its committees. Our Nominating and Corporate Governance Committee is responsible for, among other things:

● recommending desired qualifications for Board and committee membership and conducting searches for potential members of our Board;
Brian “Skip” Schipper
Chair

Our Nominating and Corporate Governance Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and NYSE. A copy of the Nominating and Corporate Governance Committee Charter is available on our investor website: http://www.dhigroupinc.com/investors/

Number of meetings held in 2024: 2
● developing and recommending to the Board corporate governance guidelines that are applicable to us;
● overseeing Board and management evaluations:
● working with the CEO to coordinate succession planning for key management positions at the Company, including the CEO position; and
● assessing the effectiveness of the Board’s diversity policy set forth in the Corporate Governance Guidelines annually.

HUMAN CAPITAL AND COMPENSATION COMMITTEE
The current members of our Human Capital and Compensation Committee are Messrs. Windley and Friedlich and Ms. Swann. Our Board has determined that each of the members of the Human Capital and Compensation Committee meet the independence and the experience requirements of the NYSE and the federal securities laws.

Our Human Capital and Compensation Committee oversees our compensation policies, plans and programs. Our Human Capital and Compensation Committee is responsible for, among other things:

● reviewing and approving the primary components of compensation for our CEO and other executive officers;
David Windley
Chair

Our Human Capital and Compensation Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and NYSE. A copy of the Human Capital and Compensation Committee Charter is available on our investor website: http://www.dhigroupinc.com/investors/

Number of meetings held in 2024: 5
● reviewing and approving compensation and corporate goals and objectives relevant to the compensation for our CEO and other executive officers;
● periodically evaluating the competitiveness of the compensation of our CEO and other executive officers and our overall compensation plans;
● evaluating and making recommendations regarding director compensation;
● administering our equity incentive plans for our employees and directors; and
● evaluate the effectiveness of human resources systems, programs and practices to ensure the Company can attract and retain key talent.

Pursuant to its charter, our Human Capital and Compensation Committee has delegated certain day-to-day administrative and ministerial functions to our executive officers under our equity incentive plans and our 401(k) plan. The Committee has not delegated the authority to approve equity awards.

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Director Independence

We have determined that Mses. Salomon and Swann, and Messrs. Schipper, Friedlich, Carnecchia, Windley, and Massaquoi are independent as such term is defined by the applicable rules and regulations of the NYSE for purposes of serving on our Board. Additionally, each of these directors meets the categorical standards for independence established by our Board, as set forth in our Corporate Governance Guidelines, which are posted on our website. In determining director independence, the Board also reviewed and considered information about any transactions, relationships, and arrangements that do not require disclosure pursuant to Item 404(a) of Regulation S-K.

Board Leadership Structure

Mr. Zeile became President and Chief Executive Officer and a director of the Company in April 2018 and Mr. Schipper became Chairperson of the Board in May 2019. Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairperson of the Board. The Board believes it is in our best interests to make that determination based on circumstances from time to time. The Board has determined that having an independent director serve as Chairperson is in the best interest of the Company’s stockholders at this time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on strategic matters and the management of the Company’s day-to-day operations. The Board believes this split structure recognizes the time, effort, and energy the Chief Executive Officer is required to devote to the position, as well as the commitment required to serve as the Chairperson.

We also have independent Board members who bring experience, oversight and expertise from outside the Company and our industry. The Board meets as necessary in executive sessions of the non-management directors.

Audit Committee Report

The charter of the Audit Committee specifies that the purpose of the Audit Committee is to assist the Board in its oversight of:

•the accounting and financial reporting processes of the Company, including the integrity of the financial statements and other financial information provided by the Company to its stockholders, the public, any stock exchange and others;

•the Company’s compliance with legal and regulatory requirements;

•the Company’s independent registered public accounting firm’s qualifications and independence;

•the audit of the Company’s financial statements; and

•the performance of the Company’s internal audit function and independent registered public accounting firm, and such other matters as shall be mandated under applicable laws, rules and regulations as well as listing standards of the NYSE.

In carrying out these responsibilities, the Audit Committee, among other things:

•monitors preparation of quarterly and annual financial reports by the Company’s management;

•supervises the relationship between the Company and its independent registered public accounting firm, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accounting firm; and

•oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interest and review of the Company’s internal auditing program.

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The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the Company’s independent registered public accounting firm, the Company’s internal auditor, and the Company’s Chief Executive Officer, Chief Financial Officer and Chief Legal Officer.

The Audit Committee periodically reviews the performance of the Company’s independent registered public accounting firm to determine if the current firm should be retained.

Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Deloitte & Touche LLP (“Deloitte”), as the Company’s independent registered public accounting firm, is responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review this process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent registered public accounting firm.

As part of its oversight of the preparation of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accounting firm all annual and quarterly financial statements prior to their issuance. The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2024. During fiscal 2024, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “Commission”). The Audit Committee also discussed with Deloitte matters relating to its independence, including a review of audit and non-audit fees. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte that firm’s independence.

In addition, the Audit Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Audit Committee members recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Commission.

The members of the Audit Committee submitting this report include:
Elizabeth Salomon (Chairperson)
Scipio (Max) Carnecchia
Joseph Massaquoi, Jr.

Corporate Governance Guidelines and Code of Conduct and Ethics

The Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, director independence, stock ownership by directors and compensation of directors, management succession and review, Board committees and selection of new directors. A copy of the Company’s Corporate Governance Guidelines is available under the Investors section of our website (http://dhigroupinc.com/investors) and in print to any stockholder who requests a copy from the Corporate Secretary.

The Company has also adopted a Code of Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. A copy of the Company’s Code of Conduct and Ethics is available under the Investors section of our website (http://

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dhigroupinc.com/investors) and in print to any stockholder who requests a copy from the Corporate Secretary. If the Company amends or waives the Code of Conduct and Ethics with respect to the directors, Chief Executive Officer, Chief Financial Officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

Securities Trading Policy

The Company has adopted a Securities Trading Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees, and the Company itself. A copy of our Securities Trading Policy was filed as Exhibit 19 to the Company’s Annual Report on Form 10-K.
Risk Management

The Board as a whole has responsibility for risk oversight. The committees of the Board play a key role in this oversight responsibility, as discussed below. The Board regularly reviews information presented by management regarding the Company’s business and operational risks, including relating to security, privacy, credit and liquidity.

Committee	Area of Focused Risk Oversight
Audit Committee
•reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor, control and manage such exposures;
•reviews and discusses at least annually the Company’s Code of Conduct and Ethics and procedures in place to enforce the Code of Conduct and Ethics and, if there were any amendment or waiver requests relating to the Company’s Code of Conduct and Ethics for the chief executive officer or senior financial officers, would review and make a determination on such requests;
•reviews and discusses at least quarterly the Company’s cybersecurity program, which is the responsibility of the Company’s Vice President of Technology Operations; and
•reviews related party transactions and potential conflicts of interest related thereto.

Human Capital and Compensation Committee	•reviews the Company’s overall compensation program and its effectiveness at linking executive pay to performance and aligning the interests of our executives and our stockholders.
Nominating and Corporate Governance Committee	•manages risks associated with director independence.
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Compensation Risks

The Human Capital and Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including our executive officers, as they relate to risk management practices and risk-taking incentives and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on the Company. The Human Capital and Compensation Committee considers that our compensation programs incorporate several features which promote the creation of long-term value and reduce the likelihood of excessive risk-taking by our employees. These features include: (i) a balanced mix of cash and equity, annual and longer-term incentives, and types of performance metrics, (ii) the ability of the Human Capital and Compensation Committee to exercise discretion to adjust incentive program payouts, (iii) performance targets for incentive compensation that include both objective Company performance targets (such as revenue, Adjusted EBITDA and Adjusted EBITDA Margin targets) and individual performance goals, (iv) time-based vesting of equity awards that encourages long-term retention, (v) the Company’s clawback policies, (vi) a bonus plan for the majority of non-executive employees that is capped at an amount equal to a small percentage of each employee’s annual base salary, and (vii) internal controls on commissions paid to employees in the sales division.

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It is also our policy that the Human Capital and Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by the individual executive.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

Since January 1, 2024, there have been no related person transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any current related person had or will have a direct or indirect material interest.

Policy on Transactions with Related Persons

The Company has adopted a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our Audit Committee has overall responsibility for the implementation and compliance with this Policy.

For the purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship which has been reviewed and approved by our Board of Directors or Human Capital and Compensation Committee.

Our Policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the Policy, our Audit Committee may only approve those related person transactions that are in, or not inconsistent with, our best interests. In the event we become aware of a related person transaction that has not been previously reviewed, approved or ratified under our Policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction.
Our Policy also provides that the Audit Committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we will also make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The table below sets forth, as of April 1, 2025 (the Record Date”), information with respect to the beneficial ownership of our common stock, par value $0.01 per share (our “common stock”) by:

•each of our current directors or nominees and each of the named executive officers named in the Summary Compensation Table under “Executive Compensation”;
•each person or group of affiliated persons who is known to be the beneficial owner of more than 5% of our outstanding common stock; and
•all of our current directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of the regulations of the Commission governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. In computing a person’s percentage ownership of common stock, shares of common stock subject to PSUs held

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by that person that are scheduled to vest and settle within 60 days after April 1, 2025, are deemed to be outstanding and beneficially owned by that person. None of these shares, however, are deemed outstanding for the purpose of computing the percentage ownership of any other person. All unvested time-based restricted stock awards are included in each person’s beneficial ownership as these persons are entitled to voting rights upon issuance of the restricted stock awards as well as in the total number of shares of common stock outstanding and the percentage of outstanding common stock beneficially owned calculation. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Percentage of outstanding common stock beneficially owned below is based on [48,353,964] shares of our common stock outstanding on April 1, 2025.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owners	Shares of Common Stock	Unvested Restricted Stock	Total Number of Shares of Common Stock	Percentage of Outstanding Common Stock
5% Stockholders
Royce & Associates, LP(1)	3,359,148	—	3,359,148	6.9%
Dimensional Fund Advisors LP(2)	3,298,638	—	3,298,638	6.8%
Pacific Ridge Capital Partners, LLC(3)	3,237,947	—	3,237,947	6.7%
Tieton Capital Management, LLC(4)	3,008,584	—	3,008,584	6.2%
22NW GP, LP(5)	2,603,643	—	2,603,643	5.4%
The Vanguard Group(6)	2,402,294	—	2,402,294	5.0%

Directors, Director Nominees and Named Executive Officers
Art Zeile(8)	2,728,121	558,334	3,286,455	6.8%
Greg Schippers(8)	141,841	52,501	194,342	*
Raime Leeby(8)(9)	107,481	—	107,481	*
Arie Kanofsky(8)(10)	400,143	—	400,143	*
Paul Farnsworth(8)	471,708	163,334	635,042	*
Amy Heidersbach(8)(11)	116,330	—	116,330	*
Brian “Skip” Schipper(8)	306,896	44,177	351,073	*
Scipio “Max” Carnecchia(8)	287,673	44,177	331,850	*
Jim Friedlich(8)	295,896	44,177	340,073	*
David Windley(8)	170,966	44,177	215,143	*
Elizabeth Salomon(8)	103,996	44,177	148,173	*
Kathleen Swann(8)	73,936	44,177	118,113	*
Joseph Massaquoi, Jr.(8)	25,046	44,177	69,223	*
All current directors, executive officers, and NEOs as a group (16 persons)	5,180,523	1,283,411	6,463,934	13.4%

*	1% or less
(1)Based solely on a Schedule 13G filed with the Commission on October 15, 2024. Royce & Associates, LP has sole voting power over 3,359,148 shares of the common stock and dispositive power over 3,359,148 shares of the common stock. The business address for Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151.
(2)Based solely on a Schedule 13G filed with the Commission on January 31, 2025. Dimensional Fund Advisors LP (“Dimensional”) has sole voting power over 3,249,137 shares of the common stock and dispositive power over 3,298,638 shares of the common stock. The business address for Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746. Dimensional serves as investment manager or sub-adviser to certain other commingled funds, group trust and separate accounts (“Funds”). All securities reported in Dimensional’s Schedule 13G schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.
(3)Based solely on a Schedule 13G filed with the Commission on February 12, 2025. Pacific Ridge Capital Partners, LLC has sole voting power over 2,288,007 shares of common stock and dispositive power over 3,237,947 shares of common stock. The business address for Pacific Ridge Capital Partners, LLC is 4900 Meadows RD, STE 320, Lake Oswego, OR 97035.
(4)Based solely on a Schedule 13G filed with the Commission on February 11, 2025. Tieton Capital Management, LLC has shared voting and dispositive power over 3,008,584 shares of common stock. The business address for Tieton Capital Management, LLC is 4700 Tieton Drive, Suite C, Yakima, WA 98908.
(5)Based solely on a Schedule 13G filed with the Commission on August 30, 2024. The 22NW GP, LP has shared voting and sole dispositive power over 2,603,643 shares of common stock. The business address for 22NW GP, LP is 100 590 1st Ave. S, Unit C1, Seattle, WA 98104.

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(6)Based solely on a Schedule 13G/A filed with the Commission on November 12, 2024. The Vanguard Group has shared voting and sole dispositive power over 2,385,676 shares of common stock and share dispositive power over 16,618 shares of common stock. The business address for The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.
(7)Based solely on a Schedule 13G filed with the Commission on November 14, 2024. Nantahala Capital Management, LLC on behalf of itself, Wilmot B. Harkey and Daniel Mack (collectively, “Nantahala”) has shared voting and dispositive power over 2.376.606 shares of common stock. The business address for Nantahala is 130 Main St 2nd Floor, New Canaan, CT 06840.
(8)Such person’s business address is c/o DHI Group, Inc., 6465 South Greenwood Plaza, Suite 400, Centennial, Colorado 80111.
(9)Ms. Leeby resigned her position as Chief Financial Officer of the Company effective November 15, 2024 and served the Company as a consultant until December 31, 2024. The information reported is based on information reasonably available to the Company and may not reflect her current beneficial ownership. The shares held by Ms. Leeby have been excluded from the total ownership because she no longer serves as an executive officer.
(10)Mr. Kanofsky departed the Company on January 13, 2025. The information reported is based on information reasonably available to the Company and may not reflect her current beneficial ownership. The shares held by Mr. Kanofsky have been excluded from the total ownership because she no longer serves as an executive officer.
(11)Ms. Heidersbach departed the Company on January 13, 2025. The information reported is based on information reasonably available to the Company and may not reflect her current beneficial ownership. The shares held by Ms. Heidersbach have been excluded from the total ownership because she no longer serves as an executive officer.

Equity Compensation Plan Information Table
The following table sets forth information required by this item as of December 31, 2024 regarding compensation plans under which the Company’s equity securities are authorized for issuance:

	(a)	(b)	(c)
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category
Equity compensation plans approved by security holders(2)	1,420,665	$—	2,512,756
Equity compensation plans not approved by security holders	—	—	—
Total	1,420,665	$—	2,512,756
(1)Represents PSUs (shown at the actual performance level). Does not include 2,672,564 shares of unvested restricted stock, as they have been reflected in our total shares outstanding as of December 31. 2024.
(2)Includes the DHI Group, Inc. 2022 Omnibus Equity Award Plan, as amended and restated, and the 2012 Omnibus Equity Award Plan, as amended and restated on March 11, 2020 and, for column (c), the Employee Stock Purchase Plan.

DIRECTOR COMPENSATION

Under the Company’s Corporate Governance Guidelines, non-employee director compensation is determined by the Human Capital and Compensation Committee in accordance with the policies and principles set forth in its charter. Directors who are also employees of the Company receive no additional compensation for service as a director.

The Human Capital and Compensation Committee periodically reviews market director compensation levels using data from a peer group approved by the Human Capital and Compensation Committee. The competitive report and analysis are developed by Compensia, the Human Capital and Compensation Committee’s independent compensation consultant. Changes to director compensation levels or program structure are presented to the full Board for approval. While the program is not targeted to any specific market percentile or position, the overall philosophy is to ensure that overall compensation levels are competitive and appropriate while considering market practices, desired alignment with stockholders relative Board cost compared to peers, mix of equity versus cash, and the Human Capital and Compensation Committee’s view of the Board’s performance. Based on recommendations from Compensia, the Board approved a $5,000 increase to the cash service fee, from $35,000 to $40,000, effective April 2024.

The following table shows the fiscal year 2024 cash and equity compensation for our non-employee directors. Cash compensation is paid quarterly in arrears and equity compensation is granted annually.

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	Cash Compensation				Equity
	Annual Fee	AC	CC	N&CG	Compensation(1)
Service Fees	$40,000
Chairperson	$35,000	$20,000	$10,000	$7,500
Committee Member		$7,500	$5,000	$2,500
Non-employee Director					$110,000
(1)Represents target equity compensation and is awarded as restricted stock. Actual award value may differ based on the actual grant date fair value. See Notes 2 and 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions made in determining these values.

AC – Audit Committee
CC – Human Capital and Compensation Committee
N&CG – Nominating and Corporate Governance Committee
Non-employee Director - Non-employee Member of the Board of Directors of DHI Group, Inc.

As noted in the chart above, non-employee directors also received an annual restricted stock grant with a target value of $110,000, or 44,177 shares, in May 2024 for their service on the Board, which vests in full twelve months after issuance, subject to continuous service on the Board.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees.

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal year 2024. Mr. Zeile did not receive additional compensation for his service as a director.

Director Compensation Table or Fiscal Year 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Brian (Skip) Schipper(2)	81,250	110,000	191,250
Jim Friedlich(2)	46,250	110,000	156,250
Scipio “Max” Carnecchia(2)	46,250	110,000	156,250
David Windley(2)	48,750	110,000	158,750
Elizabeth Salomon(2)	58,750	110,000	168,750
Kathleen Swann(2)	46,250	110,000	156,250
Joseph Massaquoi, Jr.(2)	46,250	110,000	156,250
(1) Represents the aggregate grant date fair value of restricted stock granted during the year in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. See Notes 2 and 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions made in determining these values.
(2) On December 31, 2024, this non-employee director held 44,177 shares of unvested restricted stock.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is information relating to the Company’s executive officers as of [____ 2025.]

Name	Age	Position
Art Zeile	61	President and Chief Executive Officer
Greg Schippers	54	Chief Financial Officer
Paul Farnsworth	53	President Dice
Pamela Bilash	66	Chief Human Resources Officer
E. Jack Connolly	37	Chief Legal Officer
Alexander Schildt	48	President ClearanceJobs

Art Zeile Mr. Zeile’s biographical information is disclosed above under “Continuing Directors.”

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Greg Schippers was appointed Interim Chief Financial Officer effective November 15, 2024 and Chief Financial Officer on January 28, 2025. Prior to that time, Mr. Schippers was Vice President of Finance and Controller for DHI having joined the company in 2014. Before joining DHI, Mr. Schippers held financial leadership roles of increasing responsibility at the Jacobson Companies from 2004 to 2014 and at Deloitte from 1994 to 2004. Mr. Schippers holds a bachelor of business administration degree in accounting from the University of Iowa.

Paul Farnsworth has served as President of Dice since the company’s strategic reorganization on January 13, 2025. Prior to being named president of Dice he served as Chief Technology Officer from when he joined the Company in February 2019. In that position Mr. Farnsworth oversaw both the technology and product organizations at DHI. Prior to joining DHI, Mr. Farnsworth served as Chief Technology Officer at Reed Group, a management services and software company, from January 2016 to November 2018, where he was responsible for all aspects of technology delivery and support including: product software delivery, end user environment support, hosting, vendor strategy, client professional services, and enterprise program management. Prior to Reed Group, he was the Senior Vice President of Information at Level 3 Communications, a telecommunications technology company, where he led the IT Solutions Delivery Group. Earlier in his career he held technology leadership roles of increasing responsibility at Qwest Corporation, a telecommunications carrier, prior to its acquisition by CenturyLink. He has served as the Board Technology Advisor at SafeHarbor Technology Corporation and held board appointments at various startup and growth companies, advising on technology best practices and future roadmaps.

Pamela Bilash has served as the Chief Human Resources Officer since joining the Company in January 2014 through its acquisition of onTargetjobs, a career services company, where she had led the Human Resources team as Executive Vice President since 2009. Ms. Bilash brings the Company more than 35 years' experience in talent management within the information industry. Prior to joining onTargetjobs, Ms. Bilash worked for Thomson Reuters, a media and information conglomerate, in roles of increasing responsibility, culminating as Senior Vice President of Human Resources for the healthcare group and serving on their Human Resources leadership team, in addition to her executive duties. Ms. Bilash is a graduate of the University of Hartford.

E. Jack Connolly has served as Chief Legal Officer since his appointment to the position on January 28, 2025. Since joining the Company in July 2018 he has held various positions including Corporate Attorney, Senior Corporate Attorney and Vice President of Legal. Prior to joining the Company Mr. Connolly served as Assistant General Counsel at Workiva, Inc. where he worked and held various positions from 2012 to 2018. Mr. Connolly holds a B.A. in Political Science from the University of Iowa and a J.D. from Drake University Law School.

Alexander Schildt has served as President of ClearanceJobs since the company’s strategic reorganization on January 13, 2025. Prior to this appointment, Mr. Schildt served as Vice President of Sales for ClearanceJobs from 2021 to 2025. Prior to joining the Company, Mr. Schildt served Executive Vice President at Raxia from 2020 to 2021 and Vice President Sales & Marketing for Rural Physicians Group from 2018 to 2020. Prior to 2020, Mr. Schildt served in various roles with Health eCareers from 2013 through 2018, including Head of Sales. Mr. Schildt holds a Bachelor of Science degree from West Virginia University.

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COMPENSATION DISCUSSION AND ANALYSIS

In this section we describe the material elements of our executive compensation programs and policies and discuss the principles and objectives of our decisions with respect to 2024 compensation for our named executive officers (“NEOs”). We also provide an overview of our executive compensation philosophy and explain how the Human Capital and Compensation Committee of our Board (the “Compensation Committee” or “Human Capital and Compensation Committee” within this section) arrived at its specific compensation decisions for our NEOs in 2024.

In fiscal year 2024, our NEOs were:

Name	Title
Art Zeile	President & Chief Executive Officer
Greg Schippers(1)	Interim Chief Financial Officer
Raime Leeby(2)	Former Chief Financial Officer
Arie Kanofsky	Chief Revenue Officer
Paul Farnsworth	Chief Technology Officer
Amy Heidersbach	Chief Marketing Officer
(1)Mr. Schippers became Interim Chief Financial Officer effective November 15, 2024 and Chief Financial Officer effective January 28, 2025.
(2)Ms. Leeby served as our Chief Financial Officer through November 15, 2024.

Executive Summary of Our 2024 Executive Compensation Program

Compensation Highlights

Strong Pay for Performance Culture. Our incentive program is closely aligned to Company performance. Annual bonuses are determined solely by objective, ambitious performance metrics, while fifty percent of our CEO’s long-term incentives are awarded in the form of Performance Share Units (PSUs).

Metrics That Drive Strategic Execution. Our primary goals in 2024 were to drive profitable Bookings(1) for our commissions plan and revenue growth. Our use of revenue, Adjusted EBITDA(1) and Adjusted EBITDA Margin(1) for our bonus plan and our use of Bookings(1) for our commissions plan and our long-term incentive plan reward our NEOs for advancing these goals.

Compensation That Motivates and Aligns Executives and Stockholders. In reviewing NEOs’ compensation packages, the Human Capital and Compensation Committee takes care to balance the need to provide competitive compensation that motivates our team while aligning pay outcomes with long-term stockholder value creation.

Pay Mix Emphasizes Performance. Base salary constitutes the smallest component of NEOs’ compensation. In 2024, 79% of our CEO’s compensation was variable based on performance outcomes; for other NEOs, on average 58% of compensation was variable.

(1) See Appendix A to this Proxy Statement for the definitions of Bookings, Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the nearest GAAP financial measure.

2024 Performance and Total Direct Compensation Snapshot

In a challenging macro-economic environment, the Company finished the full year with a total revenue decrease while increasing its Adjusted EBITDA Margin(1) to 25% during 2024, including:

•Revenue for the year ended December 31, 2024 was $141.9 million compared to $151.9 million for the same period in 2023 representing decrease of $10.0 million, or 7%.
•Bookings(1) for the year ended December 31, 2024 was $140.6 million compared to $153.2 million for the same period in 2023 representing a decrease of $12.6 million, or 8%.
•Net income for the year ended December 31, 2024 was $0.3 million, a margin of 0% compared to $3.5 million, a margin of 2%, in the prior year period.
•Adjusted EBITDA(1) for the year ended December 31, 2024 was $35.3 million compared to $36.3 million in the prior year period and Adjusted EBITDA Margin(1) for the year ended December 31, 2024 was 25% compared to 24% in the same period of the prior year.

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	2024	2023	Change %
	($ in thousands)
Revenues	$141,926	$151,878	(7)%
Net income	$253	$3,491	(93)%
Net loss margin	—%	2%	N/M

Adjusted EBITDA[1]	$35,313	$36,254	(3)%
Adjusted EBITDA Margin[1]	25%	24%	N/M
(1) See Appendix A to this Proxy Statement for the definition of Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the nearest GAAP financial measure.

Consistent with our performance, our annual cash bonus paid out at 92.7% of target, our commissions plan for Mr. Kanofsky paid out at 91.7% of target, and the PSUs granted in 2024 were earned at 79.3%. The graphs below illustrate the amounts and mix of pay delivered to our NEOs for performance in 2024.

2024 NEOs Total Direct Compensation at a Glance
(in thousands)
(1) Mr. Schippers was appointed Interim Chief Financial Officer effective November 15, 2024 and Chief Financial Officer effective January 28, 2025. The calculation of his 2024 Actual Annual Incentive Award and Benefits includes spot bonuses.
(2) Ms. Leeby served as our Chief Financial Officer through November 15, 2024. She was not awarded any stock in fiscal year 2024 as she was awarded stock in December 2023 as part of her hiring package.

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Consideration of Stockholder Views

At our 2024 annual meeting, our compensation program for our NEOs was approved by the holders of approximately 80% of votes cast at the meeting. Thus, the Human Capital and Compensation Committee believes that the results of this “say-on-pay” vote supports its view that the executive compensation program is appropriate, and accordingly determined not to make any changes to the overall design of the program as a result of the most recent say-on-pay vote.

What We Do	What We Don’t Do
Maintain Complete Independence. All members of the Human Capital and Compensation Committee are independent and review our compensation philosophy and practices on an ongoing basis.
No New Excise Tax “gross-ups.” We have a policy under which tax gross-up provisions are not included in employment agreements with new employees or added to existing employment agreements with current employees that do not already contain a tax gross-up provision.

Clear Target and Maximum Awards. We have established explicit threshold, target and maximum awards under our annual and long-term incentive programs, other than the commissions plan for Mr. Kanofsky.	Outsized Perquisites. We limit perquisites to items that serve a reasonable business purpose, and generally do not provide other special benefits to our NEOs.
Limited Discretion. The Human Capital and Compensation Committee has limited discretion to increase or decrease an NEO’s variable compensation based on individual and/or Company performance.	Loans. We do not make loans to executive officers of the Company.

Establish Ambitious Goals. 2024 targets under our annual and long-term awards were set to drive operational execution with consideration of macroeconomic factors and observable trends in the marketplace.

Employee Hedging or Pledging. We do not allow our directors, officers or employees or their related parties to purchase the stock of the Company on margin, enter into short sales or buy or sell derivatives in respect of securities of the Company.

Pay for Performance. A substantial majority of our NEOs’ compensation is variable and contingent upon the achievement of objective corporate performance goals, as well as other objective measures of success.
Dividends Pre-vesting. We do not pay cash dividends on unearned and unvested equity awards held by NEOs or any other equity award holders.

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Attentive to Stockholder Advisory Votes and Views. Our Human Capital and Compensation Committee considers the voting results of our advisory vote on executive compensation at each annual meeting and also separately seeks to engage our stockholders on corporate governance matters.

No Repricing. Our equity plans do not allow repricing of stock option or stock appreciation rights without stockholder approval, except in connection with certain corporate transactions involving the Company.

Closely Monitor Risks. We annually assess risks associated with our compensation program to determine that the risks associated with our compensation policies and practices do not encourage excessive risk-taking.
No Evergreen Provisions. We do not include evergreen provisions in our equity plans.

Clawback Policies. We have clawback policies in which the Company may, under certain circumstances as specified in the policy, seek reimbursement of annual or performance-based compensation awards made to covered officers.

Independent Compensation Consultant. We retain an independent compensation consultant, Compensia, as an advisor to provide market research and analysis, advice and guidance on executive compensation.
Active Stockholder Engagement on Compensation. In addition to an annual “Say-on-Pay” advisory vote, we periodically engage with stockholders to discuss our incentive compensation plans.
Stock Ownership Guidelines. We require our directors and executive officers to hold shares of Company stock pursuant to our equity ownership guidelines.

Compensation Philosophy and Objectives

Our compensation philosophy and practices are integral to our objective of being an employer of choice, with competitive pay and benefits. We operate with a pay-for-performance philosophy. Because senior executives have the ability to directly influence our overall performance, a significant portion of their target compensation is variable at-risk pay tied to financial performance, corporate objectives and stock price performance in the form of annual cash and long-term equity incentive awards.

We aim to establish compensation plans that align the performance of our NEOs with our business plan and strategic objectives and promote the interests of stockholders by focusing management on achieving strong short-term (annual) performance in a manner that supports and ensures our long-term success and profitability.

Finally, it is a key objective to ensure that compensation provided to NEOs remains reasonable and responsible, yet competitive, relative to the compensation paid to similarly situated executives at comparable companies. It is essential that our overall compensation levels be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, our executive compensation programs are intended to be consistent with our focus on controlling costs.

Incentive Compensation Programs Overview

We use an annual Senior Bonus Plan, a Commissions Plan and Sales Achievement Bonus for Mr. Kanofsky, and a Long-Term Equity Incentive Program (“LTIP”) to create a strong link between NEOs’ incentive compensation opportunities and our organizational goals and objectives. The Human Capital and Compensation Committee reviews the overall design and specific metrics of each program annually to validate that they drive strategic execution, align with value creation for stockholders and are understood by all senior leaders that participate in the programs.

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Senior Bonus Plan. Our Senior Bonus Plan is designed to reward NEOs and other senior executives for financial performance in line with our short-term objectives. For 2024, the Human Capital and Compensation Committee utilized two financial metrics: a revenue target that determines 50% award funding, and an Adjusted EBITDA and Adjusted EBITDA Margin target, which determines 50% award funding.
Commissions Plan. Our Commissions Plan is designed to reward Arie Kanofsky, Chief Revenue Officer, for the creation of incremental revenue for the Company. Similar to our Long-Term Equity Incentive Program discussed below, the Commissions Plan directly ties compensation for Mr. Kanofsky to our Bookings achievement which correlates to our long-term value creation potential.

Sales Achievement Bonus. Mr. Kanofsky’s compensation package also includes a Sales Achievement Bonus of up to $200,000, with $100,000 tied to achieving 2024 Programmatic Bookings and $100,000 tied to 2024 Partnership Bookings (refer to Appendix A for definitions). These bonuses are structured to incentivize Mr. Kanofsky for surpassing the specified bookings targets in each area, aligning his compensation with both short-term revenue growth and the long-term value creation potential of the company.

Long-Term Equity Incentive Program. Our LTIP consists of a combination of PSUs and restricted stock, which the Human Capital and Compensation Committee selected for their strong retentive impact and linkage to stockholder experience. This structure directly ties compensation to growth in our Bookings for the PSUs, which in turn correlates to our long-term value creation potential, while restricted stock rewards executives in line with increases in the market value of our stock.

How We Establish Executive Compensation Levels

The Human Capital and Compensation Committee regularly reviews our executive compensation program to:

•evaluate the performance of our NEOs;
•determine annual, performance-based cash bonuses for our NEOs under our Senior Bonus Plan for the prior fiscal year;
•establish the individual and corporate performance objectives for each NEO for the current fiscal year;
•set base salaries for our NEOs for the next fiscal year;
•determine the portion of total compensation that will be contingent, performance-based pay; and
•consider and approve any grants of equity incentive compensation.

Our Human Capital and Compensation Committee also reviews the appropriateness of the financial measures used in incentive plans and the degree of difficulty in achieving specific performance targets. Our Human Capital and Compensation Committee engages in an active dialogue with our CEO concerning strategic objectives and performance targets.

Our Human Capital and Compensation Committee, in consultation with our independent compensation consultant, Compensia, establishes, together with the performance objectives, targeted annual cash compensation levels (and maximum achievable compensation) for each NEO by determining each NEO’s base salary and amount of cash bonus compensation contingent upon achievement of performance targets. In preparing the target amounts, the size of one individual element of compensation does, in some respects, affect the Human Capital Compensation Committee’s determination of what the targeted amount of other components of compensation should be. For example, each executive’s base salary is used as a basis for calculating a target contribution percentage for purposes of establishing the bonus plan. As a general proposition, the Human Capital and Compensation Committee attempts to determine the overall best mix of fixed and variable compensation for each NEO. In making this determination, the Human Capital and Compensation Committee is guided by the compensation philosophy described above. The Human Capital and Compensation Committee, in consultation with our compensation consultant, Compensia, also considers historical compensation levels, the relative compensation levels among our senior executive officers, the competitive pay practices at our peer companies (as described in more detail below) and the competitive pay practices at other companies using third-party compensation studies and surveys performed by independent organizations. We use these third-party compensation studies as a basis for comparing and setting individual elements of, as well as total, executive compensation for the NEOs because they provide compensation information for companies in our industry and also provide comprehensive compensation information not obtainable from public sources. The Human Capital and Compensation Committee also considers industry conditions, corporate performance versus a peer group of companies established taking into consideration the advice of its independent compensation consultant, Compensia, and the overall effectiveness of our compensation program in achieving desired performance levels.

Peer Selection Process. The peer group of companies was selected on the basis of their similarity to the Company in size (as determined by revenue, market capitalization, net income and number of employees), business focus, business strategy,

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growth trajectory and industry. The Human Capital and Compensation Committee reviews the peer group of companies at least annually and makes adjustments to its composition, taking into account changes in both the Company’s business and the businesses of the core peer companies. The companies included in this group may change from year to year depending on various factors, including the acquisition of a referenced company or the identification of other companies that offer more valuable comparative information.

The Human Capital and Compensation Committee, taking into account the advice of Compensia, identified the following peer group of companies for 2024 based on size and business focus for comparison purposes in determining compensation:

Our 2024 Peer Companies
AdTheorent Holding Company	Mastech Digital
American Software	PFSweb
Asure Software	SoundThinking (formerly “ShotSpotter”)
Brightcove	Smith Micro Software
CoreCard	Synchronoss Technologies
Edgio	The Arena Group
eGain	Travelzoo
Information Services Group	TrueCar
Liquidity Services	Veritone
Marchex	Weave Communications

Changes to the peer group from 2023 to 2024 were due to three existing peer companies having been acquired or undergoing acquisition (Benefitfocus, BTRS Holdings, and ChannelAdvisor), and three additional companies were added to the 2024 peer group (AdTheorent Holding Company, Information Services Group, and Liquidity Services). The process of selecting these additional companies included a review of the financial comparability (primarily revenue and market cap), as well as headcount, growth, and business focus.
Internal Pay Equity. We believe that internal pay equity is an important factor to be considered in establishing compensation for our NEOs. The Human Capital and Compensation Committee has not established a policy regarding the ratio of total compensation of the CEO to that of the other officers, but it does review compensation levels to ensure that appropriate pay equity exists, which is determined in the Human Capital and Compensation Committee’s discretion based on our Human Capital and Compensation Committee members’ experience with, and knowledge of, other companies’ practices and the relative performance and criticality of our executives. The Human Capital and Compensation Committee intends to continue to review internal compensation equity and may adopt a formal policy in the future if we deem such a policy to be appropriate.

Determination of Total Compensation. It is a key objective to ensure that compensation provided to NEOs remains reasonable and responsible yet competitive relative to the compensation paid to similarly situated executives at comparable companies. It is essential that our overall compensation levels be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, our executive compensation programs are intended to be consistent with our focus on controlling costs.

In addition to rewarding corporate and individual performance, our compensation program is designed to reward the level of responsibility of, and the position undertaken by, each NEO. Total compensation should generally increase with position and responsibility. As a result, total compensation is higher for individuals with greater responsibility and ability to influence our achievement of targeted results and strategic initiatives. Additionally, as position and responsibility increase, a greater portion of the NEO’s total compensation is performance-based pay contingent on the achievement of performance-based objectives. In the same way, equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation.

Determination of New Executive Compensation. When hiring an NEO, the Human Capital and Compensation Committee takes into consideration several factors, including: (i) peer market data, as provided by Compensia, (ii) level of responsibility and influence of NEO, and (iii) internal pay equity. In order to attract and retain talented NEOs, we must ensure that overall compensation is competitive while also consistent with our focus on controlling costs.

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Mr. Schippers’ promotion compensation package is consistent with our approach to determining executive compensation levels. His compensation consists of three components: (i) base salary, (ii) annual bonus tied to Company performance measures, and (iii) long-term equity incentives in the form of restricted stock and PSUs.

Benchmarking

The Human Capital and Compensation Committee does not believe that it is appropriate to establish compensation levels primarily based on benchmarking. While we recognize that our compensation practices must be competitive in the marketplace, such marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation. When the Human Capital and Compensation Committee determines whether an NEO should receive an increase in salary, the Human Capital and Compensation Committee sometimes reviews independent compensation studies in order to compare the compensation received by comparable executives in similar-sized companies to ensure that the compensation we award is competitive in the marketplace. Compensia, our compensation consultant, conducted a comprehensive review of our compensation programs for executive officers in 2023 to assist in establishing the 2024 executive compensation program. The purpose of these reviews was to assess the design and competitive positioning of our compensation programs and to make recommendations for change, if appropriate, to be implemented as part of our compensation program going forward. For 2024, the Human Capital and Compensation Committee took into account the compensation consultant’s analysis to evaluate and determine the compensation for our NEOs.

Management’s Role in the Compensation-Setting Process

Our CEO plays a significant role in the compensation-setting process. Our CEO evaluates the individual performance of each NEO, recommends business performance targets and objectives for the other NEOs and recommends base salary, bonus levels and stock awards for other executive officers. All recommendations of our CEO are subject to Human Capital and Compensation Committee modification and approval. The Human Capital and Compensation Committee discusses the recommendations with our CEO and then makes its decisions in its sole discretion. The Human Capital and Compensation Committee alone assesses our CEO’s performance, discusses his compensation, performance targets and objectives, and determines his compensation.

Our CEO helps the Human Capital and Compensation Committee set its agenda for meetings and participates in committee meetings at the Human Capital and Compensation Committee’s request. Other NEOs also prepare information for each Human Capital and Compensation Committee meeting and participate as requested.
Role of Compensation Consultant
In 2024, the Human Capital and Compensation Committee retained Compensia as its independent compensation advisor. Compensia possesses special expertise and extensive experience in our industry and has no business other than advising boards and management teams on executive compensation issues. The Human Capital and Compensation Committee considered these, and other factors required by the Commission and NYSE, in selecting Compensia.

In 2024, Compensia worked in collaboration with the Company’s management at the Human Capital and Compensation Committee’s direction to review management’s recommendations to the Human Capital and Compensation Committee and to provide information and guidance to management on the Human Capital and Compensation Committee’s behalf. As the Human Capital and Compensation Committee’s consultant, Compensia provided input directly to the Human Capital and Compensation Committee and attended portions of the Human Capital and Compensation Committee’s meetings, including its executive sessions at which management was not present, as required by the Human Capital and Compensation Committee, and in order to support the Human Capital and Compensation Committee’s independent decision-making.

Compensia does not provide any services to management. Prior to engaging Compensia, the Human Capital and Compensation Committee considered their independence in accordance with the terms of the Human Capital and Compensation Committee Charter and NYSE rules. The Human Capital and Compensation Committee determined that Compensia is independent and did not identify any conflicts of interest.

Elements of Executive Compensation

The four primary elements of our executive compensation programs are: (1) base salary, (2) annual performance-based cash bonus, (3) annual performance-based cash commission and sales achievement bonus (for Mr. Kanofsky), and

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(4) long-term equity incentives. In determining the level of pay for each component, the Human Capital and Compensation Committee holistically considers the other components of executive compensation and the mix of performance pay to total compensation.

Compensation Element	What the Element Rewards	Purpose and Key Features
Base Salary	Qualifications, experience and industry knowledge, quality and effectiveness of leadership, scope of responsibilities, individual goals and objectives and past performance.	Provides competitive level of fixed compensation, with actual salaries determined based on the facts and circumstances of each NEO and competitive market practices. Reviewed annually with adjustments, if any, implemented effective as of January. In considering the elements of base salary rewards, the Human Capital and Compensation Committee does not apply any specific weighting to each element.

Annual Performance-Senior Bonus Plan (Cash)	Achievement of specified performance objectives with a short-term (generally annual) time horizon. Performance levels are established to incentivize our management to achieve or exceed corporate performance objectives. The Human Capital and Compensation Committee maintains flexibility to make additional discretionary awards based on individual performance, although it infrequently utilizes this discretion and did not do so for 2024.
Motivate participants to meet or exceed corporate financial performance objectives during the year, reviewed and approved by the Human Capital and Compensation Committee.

For 2024, performance is measured based on revenue (weighted 50%) and Adjusted EBITDA and Adjusted EBITDA Margin (together weighted 50%). The Human Capital and Compensation Committee selected these measures because both are critical in assessing the success of our business performance. Use of objective overall corporate performance metrics fosters teamwork and ensures executives work together in the interest of overall performance. See also Appendix A for further discussion of these measures.
Annual Performance-Commissions Plan and Sales Achievement Bonus (Cash)	Achievement of specified sales Bookings objectives with a short-term time horizon. Performance levels are established to incentivize sales leadership, specifically Mr. Kanofsky, to achieve or exceed Bookings targets.	Motivate participant to meet or exceed Company Bookings targets during the year, as established by the Human Capital and Compensation Committee.

The Bookings target in the Commissions Plan is the same as that used for the Company’s PSUs, as Bookings is a key performance measure that drives future revenue growth.
Long-Term Equity Incentives •50% PSUs •50% restricted stock	Achievement of objectives designed to enhance long-term stockholder interests and attract, retain, motivate and reward employees over extended periods.

Vesting requirements promote retention of highly valued members of management, including our NEOs.	The Human Capital and Compensation Committee views equity compensation as the most effective means of creating a long-term link between executive compensation and gains realized by our stockholders. Annual awards of restricted stock and PSUs vest over a period of time, typically over 3-years, and provide an at-risk, variable pay opportunity. Because the ultimate value of these equity awards is directly related to the price of the Company’s common stock, and the awards are only saleable over an extended period of time subject to vesting, they serve to focus management on the creation and maintenance of long-term stockholder value. The PSU portion of the award is based on Bookings achieved during year one, and thereafter vest in equal annual installments over a period of three years from the grant date, beginning on the date such PSUs are earned, as Bookings momentum is a key indicator of our long-term growth.

Long-term equity incentives constitute the most significant component of each NEO’s overall compensation to closely align executives’ pay outcomes with stockholder interests.

Base Salary

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The following table sets forth the base salaries for our NEOs as of December 31, 2024 (for Ms. Leeby, as of the last day she served in her respective executive position) and 2023. Increases for Messrs. Schippers and Kanofsky were approved to better align compensation with competitive peer market data as provided by Compensia. Mr. Farnsworth’s base salary increase was a result of his expanded role and additional responsibilities within the product organization in addition to the technology organization.

Name	Title	Base Salary for 2024 ($)	Base Salary for 2023 ($)	% Change
Art Zeile	President & Chief Executive Officer	577,500	577,500	—%
Greg Schippers(1)	Interim Chief Financial Officer	285,310	277,000	3%
Raime Leeby(2)	Former Chief Financial Officer	410,000	410,000	—%
Arie Kanofsky	Chief Revenue Officer	420,000	410,000	2%
Paul Farnsworth	Chief Technology Officer	410,000	380,000	8%
Amy Heidersbach	Chief Marketing Officer	380,000	380,000	—%
(1)Mr. Schippers became Interim Chief Financial Officer effective November 15, 2024 and Chief Financial Officer effective January 28, 2025. Mr. Schippers did not receive an increase in compensation in connection with his service as Interim Chief Financial Officer.
(2)Ms. Leeby served as our Chief Financial Officer through November 15, 2024.

Senior Bonus Plan

At the beginning of the year, the Human Capital and Compensation Committee set target bonuses for our NEOs, as a percentage of their base salaries, which remained unchanged from 2023. The following table shows the target bonus opportunities approved for 2024:

Name	Title	Target Bonus as a Percentage of Salary (%)	Target Bonus Amount ($)
Art Zeile	President & Chief Executive Officer	100%	$577,500
Greg Schippers(1)	Interim Chief Financial Officer	30%	$85,593
Raime Leeby(2)	Former Chief Financial Officer	60%	$246,000
Arie Kanofsky	Chief Revenue Officer	30%	$126,000
Paul Farnsworth	Chief Technology Officer	50%	$205,000
Amy Heidersbach	Chief Marketing Officer	50%	$190,000
(1)Mr. Schippers became interim Chief Financial Officer effective November 15, 2024 and Chief Financial Officer effective January 28, 2025.
(2)Ms. Leeby served as our Chief Financial Officer until November 15, 2024. As part of her termination arrangement, Ms. Leeby remained eligible to receive her 2024 annual bonus. Actual 2024 bonus payment was pro-rated based on her employment service period.

Senior Bonus Plan Funding. For 2024, the Human Capital and Compensation Committee used revenue and Adjusted EBITDA as the performance measures to determine funding for the Senior Bonus Plan, setting ambitious goals for each measure. For the revenue target, achievement is measured according to the actual revenue achieved divided by target revenue. Actual revenue achieved must equal or exceed 85% of target revenue for 50% of the revenue bonus portion to be earned. If actual revenue equals or exceeds 85% of target revenue, then the bonus related to the target is earned on a pro-rata basis up to 100% achievement at 100% of target revenue. For the Adjusted EBITDA target, if actual Adjusted EBITDA Margin equals or exceeds 24% and actual Adjusted EBITDA equals or exceeds $34,455,000, both after the Senior Bonus Plan payout, the bonus related to the Adjusted EBITDA target is fully earned. If adjusted EBITDA Margin is less than 24% or if Adjusted EBITDA is less than $34,455,000, both after the Senior Bonus Plan payout, the bonus related to the Adjusted EBITDA target is not earned. If actual results exceed both the revenue target and the Adjusted EBITDA target, the bonus earned will increase by 10% for each 1% of actual revenue over target not to exceed 200%. The 2024 Senior Bonus Plan at December 31, 2024, covers other members of senior management beyond our NEOs.

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	Actual 2024 Revenue	Target 2024 Revenue	Actual 2024 Adjusted EBITDA Margin (1)(2)	Target 2024 Adjusted EBITDA Margin (1)(2)	2024 Bonus Plan Funded Amount (3)	2024 Bonus Plan Funded Percentage
	(dollars in millions)
Senior Bonus Plan	$141.9	$148.4	25%	24%	$2.7	92.7%
(1)See Appendix A to this Proxy Statement for the definitions of Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the nearest GAAP financial measure.
(2)Actual Adjusted EBITDA and Adjusted EBITDA Margin includes the Senior Bonus Plan payout.
(3)Represents total plan funding, including NEOs.

The 2024 Senior Bonus Plan payouts for each of our NEOs were as follows:

Name	Annual Base Salary ($)	Target Bonus as a Percent of Salary (%)	Target Bonus Amount ($)	Actual Bonus as a Percent of Target Bonus (%)	Actual Bonus Amount ($)
Art Zeile	$577,500	100%	$577,500	92.7%	$535,249
Greg Schippers(1)	$285,310	30%	$85,593	92.7%	$79,331
Raime Leeby(2)	$410,000	60%	$246,000	92.7%	$199,268
Arie Kanofsky	$420,000	30%	$126,000	92.7%	$116,782
Paul Farnsworth	$410,000	50%	$205,000	92.7%	$190,002
Amy Heidersbach	$380,000	50%	$190,000	92.7%	$176,099
(1)Mr. Schippers became interim Chief Financial Officer effective November 15, 2024 and Chief Financial Officer effective January 28, 2025.
(2)Ms. Leeby served as our Chief Financial Officer through November 15, 2024. The calculation of her actual annual bonus amount represents her base salary prorated based on her last date of employment, November 15, 2024

Commissions Plan

The compensation plan for Mr. Kanofsky, our Chief Revenue Officer, includes a target commission of $300,000 (the “Target Commission”) that is tied to the Company’s 2024 fiscal year Bookings performance (the “Commissions Plan”). The Bookings target in the Commissions Plan is the same as that used for the Company’s PSUs, as further described below. Commissions are earned at a rate of 0.196% for each dollar of Bookings with no minimum threshold or maximum ceiling. The Commissions Plan is designed to reward Mr. Kanofsky for the creation of incremental revenue for the Company. Details of the Commissions Plan are as follows for 2024:

		($ in millions)			($ in thousands)
Name	Title	Target Bookings Amount ($)(1)	Actual Bookings Amount ($)(1)	Bookings Achievement (%)(1)	Target Commission Amount ($)	Actual Commission Amount ($)
Arie Kanofsky(2)	Chief Revenue Officer	$153.3	$140.6	91.7%	$300,000	$275,137
(1)See Appendix A to this Proxy Statement for the definition of Bookings.
(2)Mr. Kanofsky’s position was eliminated in the Company’s first quarter 2025 restructuring and his last day of employment was January 13, 2025.

Sales Achievement Bonus

The compensation plan for Mr. Kanofsky, our Chief Revenue Officer, includes a target Sales Achievement Bonus of $200,000 that is tied to 2024 Bookings for two of our business lines. The Sales Achievement Bonus is designed to reward Mr. Kanofsky for exceeding the Bookings targets, which drive revenue growth. For 2024, Mr. Kanofsky was eligible for a Sales Achievement Bonus as follows: $100,000 if DHI’s overall Programmatic Bookings exceeds $1.55 million, and $100,000 if DHI’s Net New Partner Bookings and/or Incremental Partner Bookings exceeds $1.0 million. Details of the Sales Achievement Bonus for Mr. Kanofsky are as follows for 2024 (all target and actual Bookings amounts presented below are for Programmatic and Partnership only):

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	($ in millions)			($ in thousands)
Description	Target Bookings Amount ($)(1)	Actual Bookings Amount ($)(1)	Bookings Achievement (%)(1)	Target Bonus Amount ($)	Actual Bonus Amount ($)
Partnership	$1.0	$1.8	180.0%	$100,000	$100,000
Programmatic	$1.6	$0.8	50.0%	$100,000	$—
(1)See Appendix A to this Proxy Statement for the definition of Programmatic Bookings and Partnership Bookings.

Long-Term Equity Incentives

For 2024, the Human Capital and Compensation Committee used restricted stock and PSUs as long-term incentive vehicles because in combination they serve to align the interests of executives with those of the stockholders, support a pay-for-performance culture, and foster employee stock ownership while encouraging retention and focusing the management team on increasing value for our stockholders.

In determining the number of shares of restricted stock and/or PSUs to be granted to each NEO for 2024, the Human Capital and Compensation Committee considered (1) the individual’s position, scope of responsibility and ability to affect Company performance and stockholder value; (2) the Human Capital and Compensation Committee’s evaluation of the NEO’s performance in preceding fiscal years; (3) the extent to which the long-term equity award grant value is competitive with our peer group companies for long-term equity award grants for comparable positions in the Company’s industry; (4) any extraordinary changes that have occurred (such as a significant change in responsibilities or a promotion); and (5) the value and potential value for the executive of the other elements of the Company’s compensation program and the value of restricted stock and PSUs in relation to such other elements of total compensation.

In addition, the Human Capital and Compensation Committee considered the following material factors that have particular relevance to long-term equity grants: (1) the Company-wide equity budget (which is the aggregate grant values of all long-term equity awards available for grant to Company employees, expressed as a percentage of the Company’s market capitalization), which is taken into account in determining the relative size of awards granted to the NEOs to ensure there is sufficient value available for grants to the other eligible employees of the Company; and (2) the NEO’s unrealized value from previous grants, including the number of share of restricted stock and PSUs currently held by him or her and the level of restricted stock and PSUs granted in prior years (with an emphasis on the extent to which outstanding equity grants are still unvested and thus continue to represent substantial retentive value). As with the determinations with respect to other elements of compensation, the Human Capital and Compensation Committee considers all relevant factors taken as a whole in setting the applicable equity grant for the fiscal year. None of these factors were determinative in the Human Capital and Compensation Committee’s decisions, nor was the impact of any one factor determinable.

The Human Capital and Compensation Committee typically approves grants annually at its first quarter meeting, but also makes grants from time-to-time in connection with new hires, promotions, and our top performers.

In January 2024, for all NEOs other than Ms. Leeby, the Human Capital and Compensation Committee approved the following restricted stock and/or PSU grants. Ms. Leeby’s grants were approved in October 2023 and granted on her start date of December 4, 2023. The Target Long-Term Award Opportunity changed from 2023 to 2024 for the following NEOs: Mr. Zeile’s decreased 15%, Mr. Kanofsky’s increased 9% and Mr. Farnsworth’s increased 9%. The change in Target Long-Term Award Opportunity for Messrs. Zeile and Kanofsky was driven by market data provided by Compensia, bringing these NEOs’ Target Long-Term Award Opportunity in line with the Company’s 2024 peer group. Mr. Farnsworth’s increase in Target Long-Term Award Opportunity was a result of his increased role and responsibilities in 2024, as well as bringing his Target Long-Term Award Opportunity in line with our 2024 peer group as provided by Compensia.

Name	Target Long-Term Award Opportunity ($)[1]	Component Mix (PSU/Restricted Stock) (%)	2024 Restricted Stock Awards (#)	2024 PSU Awards (#)
Art Zeile	$2,100,000	50/50	350,000	350,000
Greg Schippers(2)	$105,000	43/57	20,000	15,000
Raime Leeby(3)	$—	$—	—	—
Arie Kanofsky	$600,000	50/50	100,000	100,000

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Paul Farnsworth	$600,000	50/50	100,000	100,000
Amy Heidersbach	$420,000	50/50	70,000	70,000
(1)Target value was determined based on an estimated grant date fair value of $3.00 for each restricted stock and PSU award.
(2)Mr. Schippers Component Mix (PSU/Restricted Stock) was not 50/50 because Mr. Schippers was not an NEO on the date of grant in January 2024.
(3)Ms. Leeby served as our Chief Financial Officer through November 15, 2024 but was not granted any Long-Term Opportunity Awards as she was not employed for a full award cycle given her employment commencement date of December 2023 and her termination date of November 15, 2024.

Restricted Stock

All NEOs’ restricted stock grants vest one-third on each of the first three anniversaries of the grant date, subject to continued employment as of each vesting date.

Performance Stock Units

Under the PSU program, performance relative to the achievement of 2024 Bookings is measured pro-rata against Bookings targets for the year ended December 31, 2024. Actual Bookings achieved must equal 80% of target Bookings for 50% of the PSUs to be earned. If actual Bookings exceeds 80% of Bookings target, then the remaining 50% PSU achievement is earned on a pro-rata basis up to 100% achievement at 100% of Bookings target. If actual Bookings results exceed target, then the PSUs earned will increase by 8.3% for each 1% of actual Bookings over target, not to exceed 200% achievement.

The number of PSUs earned is determined as described above. The earned PSUs will vest at a rate of one-third on each of the first, second, and third anniversaries of the grant date, or if later, the date the Human Capital and Compensation Committee certifies the performance results with respect to the performance period, subject to continued employment as of each vesting date.

The 2024 PSU achievement was as follows:

	Actual 2024	Target 2024	2024 Bookings Performance Achievement
	(dollars in millions)
Bookings(1)	$140.6	$153.3	79.3%
(1)See Appendix A to this Proxy Statement for the definition of Bookings.

As a result, the number of PSUs earned by each of our NEOs under the PSUs granted in 2024 was:

Name	Title	2024 PSU Awards Granted (#)	2024 Bookings Performance Achievement	2024 PSU Awards Achieved (#)
Art Zeile	President & Chief Executive Officer	350,000	79.3%	277,484
Greg Schippers	Interim Chief Financial Officer	15,000	79.3%	11,892
Raime Leeby(1)	Former Chief Financial Officer	—	79.3%	n.a.
Arie Kanofsky	Chief Revenue Officer	100,000	79.3%	79,281
Paul Farnsworth	Chief Technology Officer	100,000	79.3%	79,281
Amy Heidersbach	Chief Marketing Officer	70,000	79.3%	55,497
(1)Ms. Leeby served as our Chief Financial Officer through November 14, 2024. Ms. Leeby did not receive an equity award in 2024 due to receiving an award on her employment start date of December 4, 2023.

Employee Benefits

The Company also supplements its primary compensation program by providing benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short- and long-term disability insurance; mental health benefits; flexible annual leave; sick leave; parental leave; and an employee assistance program. Employees are also provided a quarterly work-from-home stipend. In addition, certain executive officers participate in a Supplemental Disability Plan. While these benefit programs are important in attracting and retaining our workforce in a competitive marketplace, the Human Capital and Compensation Committee considers these to be secondary elements of the Company’s executive compensation program

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because they typically comprise a small percentage of the total compensation of our executive officers, are generally set at levels such that they would not constitute a strong factor in rewarding financial or operational performance, and are not as heavily emphasized in attracting and retaining our executive officers.

Severance and Change-in-Control Arrangements

We believe that companies should provide reasonable severance benefits to executive officers due to the greater level of difficulty they face in finding comparable employment in a short period of time and greater risk of job loss or modification as a result of a change-in-control transaction than other employees. By reducing the risk of job loss or reduction in responsibilities, including a change-in-control provision in severance arrangements helps ensure that our executive officers support potential change-in-control transactions that may be in the best interests of our stockholders, even though the transaction may create uncertainty in their personal employment situation, and are necessary to ensure that our total employment package for them remains market competitive. Each NEO is entitled to receive severance benefits under the terms of his or her individually negotiated employment agreement upon either termination by us without cause or, under certain circumstances for certain of our NEOs, resignation by the executive for good reason. For details on our severance and change-in-control arrangements, see “Executive Compensation Tables - Potential Post-Employment Payments Upon Termination or Change-in-Control.”

Tax Considerations

We generally seek to maximize the deductibility for tax purposes of all elements of compensation. Section 162(m) of the Internal Revenue Code (the “Code”) disallows a tax deduction to public corporations for compensation in excess of $1.0 million paid to our current or former NEOs. The Human Capital and Compensation Committee reviews compensation plans in light of applicable tax provisions, including Section 162(m), and may revise compensation plans from time to time to maximize deductibility. However, the Human Capital and Compensation Committee may approve compensation that does not qualify for deductibility when deemed to be in the Company’s best interest.

Compensation-Related Policies
Equity Ownership Guidelines
Our Board has adopted equity ownership guidelines applicable to our CEO, our other NEOs, and the members of our Board. These guidelines require these officers and directors to achieve target ownership levels under the terms of the guidelines, within five years from the commencement by that person of a position set forth below:

Position	Multiple of Base Salary (as of December 31 of immediately preceding year) or Retainer
Chief Executive Officer	3.0x base salary
Other Executive Officers	1.0x base salary
Members of our Board	3.0x retainer

All officers and directors are in compliance with these guidelines or are within the phase-in period.
Equity Grant Procedures

In recent years, including in the 2024 fiscal year, the Company has not granted stock options to our NEOs. The
Company does not grant stock options or similar awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based upon the grant dates of stock options or similar awards.

Clawback Policy
Our Board has adopted the Incentive Compensation Recovery Policy, effective October 2, 2023, in accordance with Rule 10D-1 under Section 10D of the Exchange Act (“Rule 10D-1”) and the corresponding NYSE listing standards. This policy applies to our current and former executive officers as defined in Rule 10D-1, including the NEOs, and will be administered by the Human Capital and Compensation Committee. In the event we are required to prepare an accounting restatement to correct

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a material noncompliance with any financial reporting requirement under the securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the policy provides for the recovery of erroneously awarded incentive-based compensation received by our executive officers on or after the policy’s effective date. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.

In addition, our Compensation Clawback Policy in effect prior to October 2, 2023, will continue to apply to incentive-based compensation received prior to October 2, 2023. Under this policy, the Company may seek reimbursement of annual incentive or other performance-based equity and cash awards made to covered executives, including our NEOs, if: (i) such awards were based on achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the Commission, (ii) the Board determines that the executive officer engaged in fraud or misconduct that caused or contributed to the need for such restatement, (iii) the amount of compensation that would have been received by such executive officer had the financial results been properly reported would have been lower than the amount actually received, and (iv) the Board determines that it is in the best interest of the Company and its stockholders for the executive officer to repay or forfeit all or any portion of the awards.

Hedging Transactions in Company Securities

    Because the Company believes it is improper and inappropriate for any person to engage in short-term or speculative transactions involving the Company’s securities, it is the policy of the Company that directors, officers, and employees of the Company, and their related parties (“Affected Persons”), are prohibited from engaging in any type of hedging transaction involving or based on the Company’s securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds, including purchases of stock of the Company on margin. Such prohibited activities include but are not limited to purchases of stock of the Company on margin, short sales, and the buying and selling of puts, calls, options or other derivatives in respect to securities of the Company.

Compensation Practices and Risks

The Human Capital and Compensation Committee has discussed the concept of risk as it relates to our compensation program, and the Human Capital and Compensation Committee does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

•our use of different types of compensation vehicles provides a balance of long-term and short-term incentives with fixed and variable components;

•we grant equity-based awards with time-based vesting, which encourage participants to look to long-term appreciation in equity values;

•our system of internal control over financial reporting, standards of business conduct and whistleblower program, among other things, reduce the likelihood of manipulation of our financial performance to enhance payments under the features of our performance-based compensation programs;

•our clawback policies, under which the Company may seek reimbursement of annual incentive or other performance-based compensation awards made to covered officers under certain circumstances; and

•our stock ownership guidelines for our directors and officers, which requires these directors and officers to achieve target ownership levels under the terms of the guidelines.

The Company’s management reviews the primary elements of our compensation program on an annual basis and reviews the other elements from time-to-time to ensure that compensation levels remain competitive.

Accordingly, the Human Capital and Compensation Committee has reviewed our compensation policies and practices for all employees, including our NEOs and other executives, and has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company.

HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT

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The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K.

Members of the Human Capital and Compensation Committee:
David Windley (Chairperson)
Jim Friedlich
Kathleen Swann

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth the total cash and non-cash compensation paid by us or incurred on our behalf to our NEOs during the years ended December 31, 2022, December 31, 2023, and December 31, 2024, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Art Zeile	2024	577,500	—	1,778,000	535,249	22,891	2,913,640
President &	2023	577,500	—	2,704,500	521,648	22,366	3,826,014
Chief Executive Officer	2022	550,000	—	1,724,195	960,142	21,491	3,255,828
Greg Schippers(5)	2024	285,310	22,500	88,900	79,331	12,309	488,350
Interim Chief Financial
Officer
Raime Leeby(5)	2024	358,329	—	—	199,268	15,138	572,735
Former Chief Financial	2023	31,538	—	758,800	185,174	—	975,512
Officer
Arie Kanofsky(5)	2024	420,000	100,000	508,000	388,698	19,878	1,436,576
Chief Revenue Officer	2023	410,000	—	601,000	386,276	19,353	1,416,629
	2022	400,000	100,000	517,000	496,128	18,478	1,531,606
Paul Farnsworth	2024	410,000	—	508,000	190,002	12,309	1,120,311
Chief Technology Officer	2023	380,000	—	601,000	171,624	11,784	1,164,408
	2022	360,000	—	517,000	314,228	10,909	1,202,137
Amy Heidersbach(5)	2024	380,000	—	355,600	176,099	14,569	926,268
Chief Marketing Officer

(1)Mr. Schippers earned an additional $22,500 of compensation related to 2024 spot bonuses of $15,000 and $7,500. Mr. Kanofsky earned an additional $100,000 of compensation related to 2024 sales achievement and 2022 sales achievement
(2)Represents the aggregate grant date fair value of restricted stock and PSUs, which are valued at target achievement, granted during the year in accordance with the FASB ASC Topic 718 Stock Compensation. See Notes 2 and 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions made in determining these values. These amounts do not correspond to the actual value that may be realized by our NEOs for these awards. For the year ended December 31, 2024, on January 26, 2024, assuming performance had been achieved at maximum performance, the grant date fair value of such PSUs would have been: $1,778,000 for Mr. Zeile; $88,900 for Mr. Schippers; $508,000 for Mr. Kanofsky; $508,000 for Mr. Farnsworth; and $355,600 for Ms. Heidersbach. For the year ended December 31, 2024, actual achievement was 79.3% for the PSUs.
(3)Represents awards made pursuant to the Senior Bonus Plan and earned during the year indicated. For Mr. Kanofsky, the amount for 2023 represents an award of $111,104 pursuant to the Senior Bonus Plan and $275,172 of commissions.
(4)These amounts represent employer contributions to our 401(k) plan, disability, and life insurance premiums paid on behalf of the NEO. For 2024, Mr. Zeile’s consist of $12,075 of employer contributions to 401(k) plan, $10,582 of disability premiums paid, and $234 of life insurance premiums paid. For 2024, Mr. Schippers’s consist of $12,075 of employer contributions to 401(k) plan, $217 of disability premiums paid, and $17 of life insurance premiums paid. For 2024 Ms. Leeby’s consist of $12,075 of employer contributions to 401(k) plan, $2,856 of disability premiums paid, and $207 of life insurance premiums paid. For 2024, Mr. Kanofsky’s consist of $12,075 of employer contributions to 401(k) plan, $7,569 of disability premiums paid, and $234 of life insurance premiums paid. For 2024, Mr. Farnsworth’s consist of $12,075 of employer contributions to 401(k) plan and $234 of life insurance premiums paid. For 2024, Ms. Heidersbach’s consist of $12,075 of employer contributions to 401(k) plan, $2,260 of disability premiums paid, and $234 of life insurance premiums paid.
(5)Mr. Schippers and Ms. Heidersbach were not NEOs in fiscal years 2023 or 2022. Ms. Leeby was not an NEO in fiscal year 2022. Mr. Kanofsky and Ms. Heidersbach’s positions were eliminated in connection with the January 2025 organizational restructuring and accordingly, Mr. Kanofsky and Ms. Heidersbach are no longer employed by the company.

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Grants of Plan-Based Awards for Fiscal Year 2024

The following table details grants of plan-based awards to our NEOs during the year ended December 31, 2024:

Name	Award Type		Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Art Zeile	Restricted Stock	1/26/2024	1/26/2024							350,000	889,000	(2)
President & Chief	PSUs	1/26/2024	1/26/2024				—	350,000	700,000		889,000	(3)
Executive Officer	Senior Bonus Plan			—	577,500	1,155,000
Greg Schippers	Restricted Stock	1/26/2024	1/26/2024							20,000	50,800	(2)
Interim Chief	PSUs	1/26/2024	1/26/2024				—	15,000	30,000		38,100	(3)
Financial Officer	Senior Bonus Plan			—	85,593	171,186
Raime Leeby	Restricted Stock									—	—	(2)
Former Chief	PSUs						—	—	—		—	(3)
Financial Officer	Senior Bonus Plan			—	214,997	429,994
Arie Kanofsky	Restricted Stock	1/26/2024	1/26/2024							100,000	254,000	(2)
Chief Revenue	PSUs	1/26/2024	1/26/2024				—	100,000	200,000		254,000	(3)
Officer	Senior Bonus Plan			—	126,000	252,000
	Commissions			—	300,000	—						(4)
	Sales Achievement Bonus			—	100,000	200,000						(5)
Paul Farnsworth	Restricted Stock	1/26/2024	1/26/2024							100,000	254,000	(2)
Chief Technology	PSUs	1/26/2024	1/26/2024				—	100,000	200,000		254,000	(3)
Officer	Senior Bonus Plan			—	205,000	410,000
Amy Heidersbach	Restricted Stock	1/26/2024	1/26/2024							70,000	177,800	(2)
Chief Human	PSUs	1/26/2024	1/26/2024				—	70,000	140,000		177,800	(3)
Resources Officer	Senior Bonus Plan			—	190,000	380,000
(1)For a description of the material terms of these awards, please see the “Compensation Discussion and Analysis—Elements of Executive Compensation—Senior Bonus Plan” and “Compensation Discussion and Analysis—Elements of Executive Compensation—Commissions Plan.”
(2)The restricted stock vests in equal installments over three years, subject to continued employment as of each vesting date. We estimated the fair value of restricted shares using the closing price of the Company’s stock on the grant date in accordance with the FASB ASC Topic 718 Stock Compensation. See Notes 2 and 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions made in determining these values.
(3)Once earned, the PSUs vest at a rate of one-third on each of the first, second, and third anniversaries of the grant date, or if later, the date the Human Capital and Compensation Committee certifies the performance results with respect to the performance period, subject to continued employment as of each vesting date. We estimated the fair value of PSUs using the closing price of the Company’s stock on the grant date in accordance with the FASB ASC Topic 718 Stock Compensation. See Notes 2 and 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions made in determining these values.
(4)The commissions are calculated quarterly based on year-to-date actual Bookings compared to the year-to-date Bookings quota and are paid in the month following the end of each quarter, as approved by the Board in January 2024.
(5)The Sales Achievement Bonus is paid annually, if earned. Please see the “Compensation Discussion and Analysis—Elements of Executive Compensation—Sales Achievement Bonus.”

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Senior Bonus Plan.

Our Senior Bonus Plan is designed to motivate and reward performance by providing annual, performance-based cash bonuses based on meeting and exceeding annual performance goals. Our business performance for the Senior Bonus Plan is measured by the achievement of Revenue (50% award funding) and Adjusted EBITDA (50% award funding) targets. Bonuses are calculated as a percentage of the executive’s earned base salary, then adjusted by the actual achievement of Revenue and

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Adjusted EBITDA targets. The total bonus cannot exceed 200% of the target bonus. See further discussion in “Compensation Discussion and Analysis - How We Establish Executive Compensation Levels.”

Commissions Plan.

Our Commissions Plan is designed to reward Arie Kanofsky, Chief Revenue Officer, for the creation of incremental revenue for the Company. Similar to our Long-Term Equity Incentive Program discussed below, the Commissions Plan directly ties compensation for Mr. Kanofsky to our Bookings achievement, which correlates to our long-term value creation potential. See further discussion in “Compensation Discussion and Analysis - How We Establish Executive Compensation Levels.”

Sales Achievement Bonus.

The compensation plan for Mr. Kanofsky also includes a target Sales Achievement Bonus that is tied 2024 Bookings for Programmatic and Partnership sales. The Sales Achievement Bonus is designed to reward Mr. Kanofsky for reaching the Bookings target; tying Mr. Kanofsky’s compensation to Bookings, which drives revenue growth, correlates to long-term value creation potential. See further discussion in “Compensation Discussion and Analysis - How We Establish Executive Compensation Levels.”

Long-Term Equity Incentive Program (LTIP).

The Company has adopted three equity plans, our 2012 Omnibus Equity Award Plan, as Amended and Restated (the “2012 Equity Plan”), our 2022 Omnibus Equity Award Plan, as Amended and Restated (the “2022 Equity Plan”) and our Employee Stock Purchase Plan.

The 2012 Equity Plan and the 2022 Equity Plan provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards. The terms and conditions of awards, including vesting requirements, are set forth consistent with the 2012 Equity Plan and the 2022 Equity Plan in a written agreement with the grantee. Eligible directors, officers and consultants are eligible for grants under the 2012 Equity Plan and the 2022 Equity Plan. A description of potential payments under the 2012 Equity Plan and the 2022 Equity Plan is included below in “Potential Post-Employment Payments Upon Termination or Change-in-Control – Equity Award Provisions”.

The purpose of the Company’s 2012 Equity Plan and 2022 Equity Plan is to align the interests of the Company’s executive officers with those of its stockholders and serves to promote the interests of the Company by providing equity incentives to attract and retain employees, officers and directors. 11,000,000 shares of our common stock were authorized for issuance under the 2012 Equity Plan, which was approved by our stockholders at our 2012 annual meeting. 4,959,877 shares of our common stock were authorized for issuance under the 2022 Equity Plan, which was approved by our stockholders at our 2022 annual meeting. Following the approval of the 2022 Equity Plan, the Company has not issued, and will not issue, further awards under the 2012 Equity Plan (other than to satisfy awards existing as of the date of stockholder approval). The shares issued under the 2012 Equity Plan and the 2022 Equity Plan are subject to adjustment in the event of any dividend, distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, or other similar corporate transaction or event affecting the common stock of the Company. As of April 1, 2025, [3,732,979] shares remain available for issuance under the 2022 Equity Plan.

The Employee Stock Purchase Plan allows for certain employees of the Company to purchase equity of the Company at a purchase price equal to 85% of the fair market value of a share on the lower of the purchase date or the final day of the applicable annual equity offering period under the Employee Stock Purchase Plan, or such greater percentage as designated by the Compensation Committee. 500,000 shares of our common stock were authorized for sale under the Employee Stock Purchase Plan, of which [162,250] shares remain outstanding as of [April 1], 2025.

Our LTIP consists of a combination of restricted stock and PSUs for our executive officers. The 2024 restricted stock grant vests over a three year period, with one-third vesting on the first, second, and third anniversaries of the grant date, subject to continued employment as of each vesting date. The number of PSUs earned is determined based on actual Bookings achieved compared to target Bookings for 2024, with maximum achievement at 200% of the PSUs originally granted. The earned PSUs will vest at a rate of one-third on each of the first, second, and third anniversaries of the grant date, or if later, the date the Human Capital and Compensation Committee certifies the performance results with respect to the performance period, subject to continued employment as of each vesting date. See further discussion in “Compensation Discussion and Analysis - How We Establish Executive Compensation Levels.”

Benefits and Perquisites.

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We provide benefits to our named executive officers on the same basis as provided to all of our employees. See further discussion in “Employee Benefits.”

Defined Contribution Retirement Plan.

We sponsor and maintain a safe harbor 401(k) defined contribution retirement plan for our employees as an opportunity to save for retirement on a tax-advantaged basis. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code so that contributions to our 401(k) plan and income earned on such contributions are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions, which are not taxable when distributed). Our 401(k) plan provides that each participant may contribute up to 100% of his or her eligible pre-tax compensation, up to certain statutorily imposed limits. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Our 401(k) plan also permits us to make matching contributions, subject to established limits and vesting schedule. In 2024, the Company made matching contributions equal to 100% of the participants first 1% contribution and then 50% of the next 5% of such participants contributions. Our matching contributions are fully vested after an employee completes two years of service, with 50% vesting annually. Employee and employer contributions are allocated to each participant’s individual account and then are invested in selected investment alternatives according to the participants’ directions.

Employment Agreements

We have entered into an employment agreement with each of our NEOs. Each agreement contains confidentiality provisions and a representation and warranty that performance of the executive’s employment obligations under the agreement will not cause him or her to breach any non-disclosure agreement by which he or she is bound.

A description of the material terms of the employment agreements entered into with each of Messrs. Zeile, Kanofsky, Farnsworth and Mses. Leeby and Heidersbach is included below. The severance and change in control provisions of the employment agreements are summarized in the Potential Post-Employment Payments Upon Termination or Change-in-Control — Employment Agreements section below.

Art Zeile Employment Agreement

Effective April 10, 2018, Mr. Zeile became President and Chief Executive Officer of the Company. The employment agreement for Mr. Zeile provides that Mr. Zeile will continue to serve until his employment is terminated by us or by Mr. Zeile, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of his employment and for a period of twelve months thereafter.

According to his employment agreement, Mr. Zeile is entitled to annual review and adjustment of his compensation, which has resulted in increases to his base salary since the effective date of the agreement, April 10, 2018. During 2024, Mr. Zeile was entitled to receive an annual base salary of $557,500, and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefits policies, was eligible for an annual target bonus of 100% of his base salary. Mr. Zeile participates in our long-term incentive plan and all employee benefit plans, including a 401(k) plan.

Raime Leeby Employment Agreement

We entered into an employment agreement with Ms. Leeby to be our Chief Financial Officer in October 2023 with an employment commencement date of December 4, 2023, in connection with her hiring. Ms. Leeby’s employment agreement provides that Ms. Leeby will continue to serve as our Chief Financial Officer until her employment is terminated by us or by Ms. Leeby, which may be at any time, with or without cause, subject to the provisions of her employment agreement. Ms. Leeby’s employment agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of her employment and for a period of twelve months thereafter.

Ms. Leeby was entitled to receive an annual base salary of $410,000, subject to annual review and adjustment. Ms. Leeby was eligible to participate in the Senior Bonus Plan with an annual target bonus of 60% of her base salary. Ms. Leeby participated in our long-term incentive plan and all employee benefits, including a 401(k) plan.

Greg Schippers Employment Agreement Before Interim CFO Appointment

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Mr. Schippers entered into an employment agreement on May 15, 2014, in connection with his hiring as Vice President Finance and Controller. Mr. Schippers’ employment agreement contained a covenant not to engage in any business that competed with the company or to solicit employees during the term of his employment and for a period of twelve months thereafter.

During 2024, Mr. Schippers was entitled to receive an annual base salary of $285,310, subject to annual review and adjustment. Mr. Schippers participated in the Senior Bonus Plan with an annual target bonus of 30% of his base salary. Mr. Schippers participates in our long-term incentive plan and all employee benefits, including a 401(k) plan.

Arie Kanofsky Employment Agreement

Mr. Kanofsky’s employment agreement provided that Mr. Kanofsky would continue to serve as our Chief Revenue Officer, until his employment is terminated by us or by Mr. Kanofsky, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of his employment and for a period of twelve months thereafter.

According to his employment agreement, Mr. Kanofsky was entitled annual review and adjustment of pay, which has resulted in increase to his compensation since the effective date of his agreement dated October 17, 2019 and amended February 8, 2022. During 2024, Mr. Kanofsky was entitled to receive an annual base salary of $420,000, and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefit policies, was eligible for an annual target bonus of 30% of his base salary, commissions target of $300,000 and sales incentive bonus target of $200,000. Commissions are calculated monthly based on year-to-date actual Bookings compared to year-to-date Bookings quota, as approved by the Board annually in January. Mr. Kanofsky participated in our long-term incentive plan, and all employee benefit plans, including a 401(k) plan.

Paul Farnsworth Employment Agreement

Mr. Farnsworth’s employment agreement provides that Mr. Farnsworth will continue to serve as our Chief Technology Officer, until his employment is terminated by us or by Mr. Farnsworth, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of his employment and for a period of twelve months thereafter.

According to his employment agreement, Mr. Farnsworth was entitled annual review and adjustment of pay, which has resulted in increase to his compensation since the effective date of his agreement dated February 19, 2019 and amended February 8, 2022. In 2024, Mr. Farnsworth was entitled to receive an annual base salary of $410,000, and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefit policies, is eligible for an annual target bonus of 50% of his base salary. Mr. Farnsworth participates in our long-term incentive plan, and all employee benefit plans, including a 401(k) plan.

Amy Heidersbach Employment Agreement

Ms. Heidersbach’s employment agreement provided that Ms. Heidersbach will continue to serve as our Chief Marketing Officer, until her employment is terminated by us or by her, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of her employment and for a period of twelve months thereafter.

Ms. Heidersbach was entitled to receive an annual base salary of $380,000, subject to annual review and adjustment, and in accordance with the terms of her employment agreement dated effective May 26, 2023, the Senior Bonus Plan and our benefit policies, was eligible for an annual target bonus of 50% of her base salary. Ms. Heidersbach participated in our long-term incentive plan, and all employee benefit plans, including a 401(k) plan.

Consulting Agreement

Raime Leeby Consulting Agreement

Ms. Leeby’s employment as Chief Financial Officer ended effective November 15, 2024. Ms. Leeby remained engaged by the Company through December 31, 2024, to provide transition assistance and support to the Company. Ms. Leeby. was reasonably available to the Company to perform any and all duties as set forth in her employment agreement and assisted in the smooth transition of Chief Financial Officer duties. In exchange for her assistance with the CFO transition, Ms. Leeby

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received continued vesting of her equity and equity based awards under the December 4, 2023 equity grant, specifically vesting of 46,666 shares of restricted stock and 31,037 PSUs. Other than as specified in the Consulting Agreement, all unvested shares of Ms. Leeby’s restricted stock and PSUs were forfeited as of the end of the Consulting Agreement.

In addition, in connection with the termination of Ms. Leeby’s employment, the Company agreed to pay Ms. Leeby her bonus for the 2024 fiscal year, payable in 2025 at the time other 2024 bonuses were paid. Ms. Leeby’s 2024 bonus was determined based on actual performance achievement results and pro-rated based on her employment dates.

Subsequent Events

Greg Schippers New Employment Agreement

On January 28, 2025, Mr. Schippers was appointed as our Chief Financial Officer. In connection with this appointment, Mr. Schippers entered into a new employment agreement with the Company. Mr. Schippers will continue to serve as our Chief Financial Officer until his employment is terminated by us or by Mr. Schippers, which may be at any time, with or without cause, subject to the provisions of his employment agreement. Mr. Schippers employment agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of his employment and for a period of twelve months thereafter.

Mr. Schippers is entitled to receive an annual base salary of $320,000, subject to annual review and adjustment. Mr. Schippers is eligible to participate in the Senior Bonus Plan with an annual target bonus of 50% of his base salary. Mr. Schippers participates in our long-term equity incentive program and all employee benefits including a 401(k) plan.

Arie Kanofsky Separation Agreement

In connection with Mr. Kanofsky’s termination of employment without cause as of January 13, 2025, the Company entered into a separation agreement with him on January 13, 2025, (the “Kanofsky Separation Agreement”). Pursuant to the terms of the Kanofsky Separation Agreement, which includes a release of claims by Mr. Kanofsky against the Company, Mr. Kanofsky is entitled to certain payments and benefits, including the following: (i) continued payment of his then-current base salary for nine months following his termination of employment, payable in a lump sum, such total amount being $315,000, (ii) his annual bonus with respect to 2024 for which he had not yet been paid, such total amount being $216,782, paid at the time executives are generally paid their annual bonus, (iii) payment for any earned, unpaid commissions, totaling $64,429, (iv) accelerated vesting of his outstanding equity-based awards, totaling 16,667 shares of restricted stock and 30,657 PSUs, valued at $106,006, and (v) reimbursement for the cost of health and dental insurance continuation of coverage under COBRA for up to twelve months, totaling $13,670, provided that Mr. Kanofsky continues to pay the employee contribution for such benefits.

The separation agreement also provides for certain non-compete and non-solicit restrictions.

Amy Heidersbach Separation Agreement

In connection with Ms. Heidersbach’s termination of employment without cause as of January 13, 2025, the Company entered into a separation agreement with her on January 13, 2025, (the “Heidersbach Separation Agreement”). Pursuant to the terms of the Heidersbach Separation Agreement, which includes a release of claims by Ms. Heidersbach against the Company, Ms. Heidersbach is entitled to certain payments and benefits, including the following: (i) continued payment of her then-current base salary for nine months following her termination of employment, payable in a lump sum, such total amount being $285,000, (ii) her annual bonus with respect to 2024 for which he had not yet been paid, such total amount being $176,099, paid at the time executives are generally paid their annual bonus, and (iii) reimbursement for the cost of health and dental insurance continuation of coverage under COBRA for up to twelve months, totaling $10,694, provided that Ms Heidersbach continues to pay the employee contribution for such benefits.

The separation agreement also provides for certain non-compete and non-solicit restrictions.

Salary and Bonus in Proportion to Total Compensation

See section above titled “Compensation Discussion and Analysis - How We Establish Executive Officer Compensation Levels” for a discussion this topic.

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Outstanding Equity Awards as of December 31, 2024

The following table presents information regarding the outstanding equity awards held by each of our NEOs at December 31, 2024. There were no option awards outstanding for any of our NEOs as of December 31, 2024.

		Stock Awards
		Number of Shares of Stock or Units of Stock That Have Not Vested (#)		Market Value of Shares of Stock or Units of Stock That Have Not Vested ($)(1)
Name	Grant Date
Art Zeile	1/25/2022	44,500	(2)	78,765
	2/3/2023	150,000	(2)	265,500
	1/26/2024	350,000	(2)	619,500
	1/25/2022	122,628	(3)	217,052
	2/3/2023	99,764	(3)	176,582
	1/26/2024	277,550	(3)	491,264

Greg Schippers	1/25/2022	4,167	(2)	7,376
	1/24/2023	8,334	(2)	14,751
	1/26/2024	20,000	(2)	35,400
	1/25/2022	4,599	(3)	8,140
	1/24/2023	3,326	(3)	5,887
	1/26/2024	11,895	(3)	21,054

Arie Kanofsky	1/25/2022	16,667	(2)	29,501
	2/3/2023	33,334	(2)	59,001
	1/26/2024	100,000	(2)	177,000
	1/25/2022	30,657	(3)	54,263
	2/3/2023	22,169	(3)	39,239
	1/26/2024	79,300	(3)	140,361

Paul Farnsworth	1/25/2022	16,667	(2)	29,501
	2/3/2023	33,334	(2)	59,001
	1/26/2024	100,000	(2)	177,000
	1/25/2022	30,657	(3)	54,263
	2/3/2023	22,169	(3)	39,239
	1/26/2024	79,300	(3)	140,361

Amy Heidersbach	6/26/2023	36,752	(2)	65,051
	1/26/2024	70,000	(2)	123,900
	6/26/2023	24,444	(3)	43,266
	1/26/2024	55,510	(3)	98,253

(1)We estimated the market value of restricted stock awards and the earned PSUs using the closing price of the Company’s common stock on December 31, 2024, which was $1.77 per share.
(2)The restricted stock vests in three equal annual installments beginning on the first anniversary of the grant date, provided the employee remains employed through each vesting date.
(3)Represents earned PSUs that vest at a rate of one-third on each of the first, second, and third anniversaries of the grant date, or if later, the date the Human Capital and Compensation Committee certifies the performance results with respect to the performance period, provided the recipient remains employed through each vesting date.

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Stock Vested During Fiscal Year 2024

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Art Zeile	542,010	1,335,128
Greg Schippers	27,930	71,235
Raime Leeby	77,703	132,095
Arie Kanofsky	125,075	309,266
Paul Farnsworth	145,076	360,069
Amy Heidersbach	30,598	69,763
(1)Represents gross shares that vested during 2024. Upon vesting, acquired shares may be net settled to satisfy tax withholding obligations.
(2)The value realized is based on the closing price of the Company’s common stock on the vesting date.

Potential Post-Employment Payments Upon Termination or Change-in-Control

Equity Award Provisions

According to the 2012 Equity Plan and the 2022 Equity Plan, if an NEO’s employment is terminated due to death or disability or for any other reason except by us for cause, the unvested portion of their equity awards will expire on the date they are terminated.

Under both the 2012 Equity Plan and the 2022 Equity Plan, if we terminate any NEO’s employment for cause, the unvested equity awards will terminate on the same date such NEO’s employment is terminated.

In the event a change of control occurs prior to the end of the performance period, pursuant to the PSU award agreements under the 2012 Equity Plan, the targets for the PSUs will be prorated to reflect the elapsed time from the beginning of the performance period through the date of the consummation of the change of control. The Company will determine the amount of PSUs earned based on performance through the consummation of the change of control (the “earned CIC PSU”), and the executive will vest in a prorated portion of the earned CIC PSUs based on the number of days that has elapsed since the date of grant, provided that the executive remains employed through the completion of the change of control. The remaining earned CIC PSUs will convert into service-based restricted stock which will vest, without regard to performance, ratably on a monthly basis through the third anniversary of the date of grant, provided that the executive remains employed through each such date. Any PSUs in excess of the earned CIC PSUs will be forfeited.

According to the terms of the 2012 Equity Plan and 2022 Equity Plan, if an NEO’s employment is terminated by the Company other than for cause (and other than due to death or disability) within 12 months following a change of control, all outstanding equity awards will immediately become vested, and if applicable, exercisable.

Employment Agreements

The employment of each NEO may be terminated by us or by the NEO at any time, with or without cause, subject to the provisions of his or her employment agreement. The termination provisions applicable to each NEO are summarized below:

Art Zeile

If Mr. Zeile’s employment is terminated by us without cause or by him for good reason other than during the period commencing immediately prior to a change of control and ending 12 months after the consummation of such change of control, upon his execution of a release, Mr. Zeile would be entitled to receive (i) a lump-sum severance payment equal to 100% of his then-current annual base salary, (ii) his accrued but unpaid annual bonus, paid at the time that executives are generally paid their annual bonuses and (iii) accelerated vesting with respect to 100% of his outstanding equity-based awards (if any) (provided that performance-based awards will be governed by the terms of the award agreements).

If Mr. Zeile’s employment is terminated by the Company without cause or by him for good reason, in either case, during the period commencing immediately prior to a change of control and ending 12 months after the consummation of such change of control, upon his execution of a release, Mr. Zeile would be entitled to receive (i) a lump-sum severance payment

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equal to (a) 100% of his then-current annual base salary and (b) the amount of his then-current bonus target (or, if higher, the amount of any annual bonus paid in respect of the calendar year prior to the calendar year of the termination of employment); (ii) any accrued but unpaid annual bonus, paid at the time that executives are generally paid their annual bonuses and (iii) accelerated vesting with respect to 100% of his outstanding equity-based awards (if any) (provided that performance-based awards will be governed by the terms of the award agreements).

Upon any termination by the Company without cause or by Mr. Zeile for good reason, subject to his execution of a release, Mr. Zeile would be entitled to reimbursement for the cost of COBRA coverage, in excess of the cost of such benefits that active employees are required to pay, for a period of 12 months following termination.

Raime Leeby

Ms. Leeby’s employment as Chief Financial Officer terminated effective November 15, 2024. Ms. Leeby remained engaged by the Company through December 31, 2024, to provide transition assistance and support to the Company.

According to her employment agreement, dated December 4, 2023, if Ms. Leeby’s employment had been terminated by us without cause other than during the period commencing immediately prior to a change of control and ending 12 months after the consummation of such change of control, upon her execution of a release, Ms. Leeby would have been entitled to receive (i) a lump-sum severance payment equal to nine-months of her then-current annual base salary, and (ii) her annual bonus with respect to any completed year for which the employee has not yet been paid, paid at the time that executives are generally paid their annual bonuses.

If Ms. Leeby’s employment had been terminated by us without cause or by her for good reason, in each case, within 12 months following a change of control, upon her execution of a release, she would have been entitled to receive (i) a lump-sum severance payment equal to (a) 100% of her then-current annual base salary and (b) the amount of her then-current bonus target (or, if higher, the amount of any annual bonus paid in respect of the calendar year prior to the calendar year of the termination of employment); (ii) any accrued but unpaid annual bonus, paid at the time that executives are generally paid their annual bonuses and (iii) accelerated vesting with respect to 100% of her outstanding equity-based awards (if any) (provided that performance-based awards will be governed by the terms of the award agreements).

Upon any termination by the Company without cause or by her for good reason, Ms. Leeby would have been entitled to reimbursement for the cost of COBRA coverage, in excess of the cost of such benefits that active employees are required to pay, for a period of 12 months following termination.

Ms. Leeby’s separation did not trigger the termination payments outlined in her employment agreement. See “Consulting Agreements - Raime Leeby Consulting Agreement” for a discussion of the terms of Ms. Leeby’s consulting agreement.

Greg Schippers

In fiscal year 2024, if Mr. Schippers’ employment was terminated by us without cause, upon his execution of a release, Mr. Schippers would be entitled to receive a severance payment equal to six-months of his then-current annual base salary.

On January 28, 2025, Mr. Schippers entered into a new employment agreement when appointed Chief Financial Officer, a description of which is included in the Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Subsequent Events - Greg Schippers Appointment to Chief Financial Officer section above..

See “Subsequent Events” for a discussion of the terms of Mr. Schippers CFO employment agreement.

Arie Kanofsky

Mr. Kanofsky’s position was eliminated in the Company’s first quarter 2025 restructuring. Under his employment agreement as Mr. Kanofsky’s employment was terminated by us without cause, not following a change of control, upon his execution of a release, Mr. Kanofsky was entitled to receive (i) a lump-sum severance payment equal to nine-months his then-current annual base salary, (ii) his annual bonus with respect to any completed year for which the employee had not yet been paid, paid at the time that executives are generally paid their annual bonuses, and (iii) accelerated vesting with respect to each individual outstanding equity-based award if a majority of shares under such award have previously vested as of the date of termination.

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If Mr. Kanofsky’s employment had been terminated by us without cause or by him for good reason, in each case, within 12 months following a change of control, upon his execution of a release, he would have been entitled to receive (i) a lump-sum severance payment equal to (a) 100% of his then-current annual base salary and (b) the amount of his then-current bonus target (or, if higher, the amount of any annual bonus paid in respect of the calendar year prior to the calendar year of the termination of employment); (ii) any accrued but unpaid annual bonus, paid at the time that executives are generally paid their annual bonuses and (iii) accelerated vesting with respect to 100% of his outstanding equity-based awards (if any) (provided that performance-based awards will be governed by the terms of the award agreements).

Upon any termination by the Company without cause or by him for good reason, Mr. Kanofsky was entitled to reimbursement for the cost of COBRA coverage, in excess of the cost of such benefits that active employees are required to pay, for a period of 12 months following termination.

Paul Farnsworth

If Mr. Farnsworth’s employment is terminated by us without cause other than during the period commencing immediately prior to a change of control and ending 12 months after the consummation of such change of control, upon his execution of a release, Mr. Farnsworth would be entitled to receive (i) a lump-sum severance payment equal to nine-months of his then-current annual base salary, and (ii) his annual bonus with respect to any completed year for which the employee has not yet been paid, paid at the time that executives are generally paid their annual bonuses.

If Mr. Farnsworth’s employment is terminated by us without cause or by him for good reason, in each case, within 12 months following a change of control, upon his execution of a release, he would be entitled to receive (i) a lump-sum severance payment equal to (a) 100% of his then-current annual base salary and (b) the amount of his then-current bonus target (or, if higher, the amount of any annual bonus paid in respect of the calendar year prior to the calendar year of the termination of employment); (ii) any accrued but unpaid annual bonus, paid at the time that executives are generally paid their annual bonuses and (iii) accelerated vesting with respect to 100% of his outstanding equity-based awards (if any) (provided that performance-based awards will be governed by the terms of the award agreements).

Upon any termination by the Company without cause or by him for good reason, Mr. Farnsworth would be entitled to reimbursement for the cost of COBRA coverage, in excess of the cost of such benefits that active employees are required to pay, for a period of 12 months following termination.

Amy Heidersbach

Ms. Heidersbach’s position was eliminated in the Company’s first quarter 2025 restructuring. Under her employment agreement as Ms. Heidersbach’s employment was terminated by us without cause, not following a change of control, upon her execution of a release, Ms. Heidersbach was entitled to receive (i) a lump-sum severance payment equal to nine-months of her then-current annual base salary, and (ii) her annual bonus with respect to any completed year for which the employee has not yet been paid, paid at the time that executives are generally paid their annual bonuses.

If Ms. Heidersbach’s employment had been terminated by us without cause or by her for good reason, in each case, within 12 months following a change of control, upon her execution of a release, Ms. Heidersbach would have been entitled to receive (i) a lump-sum severance payment equal to (a) 100% of her then-current annual base salary and (b) the amount of her then-current bonus target (or, if higher, the amount of any annual bonus paid in respect of the calendar year prior to the calendar year of the termination of employment); (ii) any accrued but unpaid annual bonus, paid at the time that executives are generally paid their annual bonuses and (iii) accelerated vesting with respect to 100% of her outstanding equity-based awards (if any) (provided that performance-based awards will be governed by the terms of the award agreements).

Upon any termination by the Company without cause or by her for good reason, Ms. Heidersbach was entitled to reimbursement for the cost of COBRA coverage, in excess of the cost of such benefits that active employees are required to pay, for a period of 12 months following termination.

Applicable Definitions. For purposes of this section:

A termination for “cause” generally includes embezzlement; misappropriation of funds of the Company; conviction of a felony; commission of any other act of dishonesty which causes material economic harm to the Company; acts of fraud or deceit which causes material economic harm to the Company; material breach of any provision of an employment agreement; willful failure to substantially perform duties; willful breach of fiduciary duty to the Company involving personal profit; or

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significant violation of Company policy of which such executive is made aware (or should reasonably be expected to be aware) or other contractual, statutory or common law duties to the Company.

For Mr. Farnsworth, “Good Reason” means (i) a material diminution in the responsibilities, title or authority of the employee; (ii) a material reduction in salary of the employee; or (iii) relocation of the employee to a Company office more than 50 miles from the Company’s office in Centennial, Colorado. “Good Reason” for Mr. Kanofsky, and Mses. Leeby and Heidersbach includes all of the above and (iv) if the employee no longer reports to the Chief Executive Officer.

For Mr. Zeile, “Good Reason” means the occurrence of any of the following without his consent: (i) a material diminution in the responsibilities, title, duties and reporting lines, (ii) a material reduction in salary, incentive compensation and other employee benefits, (iii) relocation to an office more than 40 miles from the principal office at which Mr. Zeile is employed, (iv) any material breach by the Company of the employment agreement or (v) the failure of any successor to assume, in writing, all obligations under the employment agreement.

A “change of control” consists of any of the following:

•an acquisition of more than 50% of our voting securities (other than acquisitions from or by us);

•any stockholder-approved transfer or disposition of all or substantially all of our assets;

•any plan of liquidation providing for the distribution of all or substantially all of our assets;

•the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all our assets or the acquisition of assets or stock of another corporation or other business combination, unless following such business combination (1) all or substantially all of the beneficial owners of our securities before the business combination beneficially own more than 60% of the voting securities of the resulting corporation in substantially the same proportions as their ownership before the transaction; (2) no person owns 20% or more of the voting securities of the resulting corporation except to the extent that such ownership existed before the business combination; and (3) the members of our Board of Directors prior to such business combination constitute at least a majority of the Board of Directors of the resulting corporation; or

•a change in the composition of our Board over a period of 36 months or less such that a majority of the Board members cease to be continuing directors.

Termination Payments

The following table sets forth the estimated incremental payments each of our NEOs, other than Ms. Leeby would have received if their employment had been terminated by us without cause or, for the CEO, by him for good reason, on December 31, 2024, the last business day of the year, and there was no change of control. The table does not include benefits generally available to all employees on a non-discriminatory basis or payments and benefits that the NEOs would have already earned during their employment with us, whether or not a termination of employment had occurred.

Actual payments and benefits provided to Ms. Leeby in connection with her termination of employment during 2024 is discussed above in “Potential Post-Employment Payments Upon Termination or Change-in-Control—Separation Agreements.” The subsequent termination of Mr. Kanofsky and Ms. Heidersbach is discussed in the Narrative Disclosure to
Summary Compensation Table and Grants of Plan-Based Awards Table – Subsequent Events section above.

Proxy Statement	51

Name	Benefit	Amount Payable for Termination Without Cause or, if applicable, Good Reason
Art Zeile(1)	Cash Severance	$577,500
	Medical and Dental Benefits	14,084
	*Restricted Stock Acceleration Value	963,765
	*PSU Stock Acceleration Value	—
	Total	1,555,349
Greg Schippers(2)	Cash Severance	142,655
	Medical and Dental Benefits	—
	*Restricted Stock Acceleration Value	—
	*PSU Stock Acceleration Value	—
	Total	142,655
Arie Kanofsky(3)	Cash Severance	315,000
	Medical and Dental Benefits	14,084
	*Restricted Stock Acceleration Value	120,656
	*PSU Stock Acceleration Value	118,001
	Total	567,741
Paul Farnsworth(4)	Cash Severance	307,500
	Medical and Dental Benefits	14,279
	*Restricted Stock Acceleration Value	—
	*PSU Stock Acceleration Value	—
	Total	321,779
Amy Heidersbach(5)	Cash Severance	285,000
	Medical and Dental Benefits	10,694
	*Restricted Stock Acceleration Value	—
	*PSU Stock Acceleration Value	—
	Total	295,694
*     Restricted stock and PSU acceleration values reflect the value of the non-vested shares or units based on $1.77, the closing price of the Company’s common stock as of December 31, 2024, the last business day of the year.
(1)Under the employment agreement, severance payment includes: (i) lump-sum severance payment equal to 100% of then-current annual base salary, (ii) annual bonus with respect to any completed year not yet paid, based on actual performance and (iii) accelerated vesting with respect to 100% of outstanding equity-based awards (provided that performance-based awards will be governed by the terms of the award agreements).
(2)Under the employment agreement, severance payment includes: (i) lump-sum severance payment equal to six-months of his then-current annual base salary.
(3)Under the employment agreement, severance payment includes: (i) lump-sum severance payment equal to nine-months of severance pay based on then-current annual base salary, (ii) annual bonus with respect to any completed year not yet paid, based on actual performance and (iii) accelerated vesting with respect to any equity grant that Mr. Kanofsky has already vested in a majority of such grant at the date of termination (if any).
(4)Under the employment agreement, severance payment includes: (i) lump-sum payment equal to nine-months of severance pay based on then-current annual base salary and (ii) annual bonus with respect to any completed year not yet paid, based on actual performance.
(5)Under the employment agreement, severance payment includes: (i) lump-sum payment equal to nine-months of severance pay based on then-current annual base salary and (ii) annual bonus with respect to any completed year not yet paid, based on actual performance.

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Change of Control Termination

The following table sets forth the estimated incremental payments each of our NEOs, other than Mr. Schippers, would have received if, following a change of control, their employment had been terminated by us without cause, or, if applicable, by them for good reason on December 31, 2024, the last business day of the year. The table does not include benefits generally available to all employees on a non-discriminatory basis or payments and benefits that the NEOs would have already earned during their employment with us, whether or not change of control or termination of employment had occurred.

Name	Benefit	Amount Payable for Termination Without Cause or for Good Reason
Art Zeile(1)	Cash Severance	$1,155,000
	Medical and Dental Benefits	14,084
	*Restricted Stock Acceleration Value	963,765
	**PSU Acceleration Value(6)	884,824
	Total	3,017,673
Greg Schippers(2)	Cash Severance	142,655
	Medical and Dental Benefits	—
	*Restricted Stock Acceleration Value	—
	**PSU Acceleration Value(6)	—
	Total	142,655
Arie Kanofsky(3)	Cash Severance	546,000
	Medical and Dental Benefits	14,084
	*Restricted Stock Acceleration Value	265,502
	**PSU Acceleration Value(6)	233,848
	Total	1,059,434
Paul Farnsworth(4)	Cash Severance	615,000
	Medical and Dental Benefits	14,808
	*Restricted Stock Acceleration Value	265,502
	**PSU Acceleration Value(6)	233,848
	Total	1,129,158
Amy Heidersbach(5)	Cash Severance	475,000
	Medical and Dental Benefits	10,694
	*Restricted Stock Acceleration Value	188,951
	**PSU Acceleration Value(6)	117,240
	Total	791,885
*     Restricted stock acceleration values reflect the value of the non-vested shares based on $1.77, the closing price of the Company’s common stock as of December 31, 2024, the last business day of the year.
**    As noted above under “Equity Award Provisions”, in the event of a change of control prior to the expiration of the performance period (and without regard to whether there is a termination of employment), our NEOs would vest in a prorated portion of their earned CIC PSUs. Upon a subsequent termination of employment within twelve-months following a change of control, any earned CIC PSUs would fully vest. The PSU acceleration values reflect the value of the non-vested units based on $1.77, the closing price of the Company’s common stock as of December 31, 2024.
(1)Under the employment agreement, enhanced change of control-severance payment includes: (i) lump-sum severance payment equal to (A) 100% of then-current annual base salary and (B) the amount of Mr. Zeile’s then-current bonus target (or if higher, the amount of any annual bonus paid in respect of the calendar year prior to the calendar year of termination of employment), (ii) Mr. Zeile’s annual bonus with respect to any completed year not yet paid, based on actual performance and (iii) accelerated vesting upon such termination with respect to 100% of outstanding equity-based awards, including 100% of the earned CIC PSUs.
(2)Under the employment agreement, severance payment includes a lump-sum severance payment equal to six-months of his then-current annual base salary.
(3)Under the employment agreement, enhanced change of control-severance payment includes (i) a lump sum severance payment equal to (A) one hundred percent (100%) of his then current salary plus (B) the amount of his then-current bonus target (or, if higher, the amount of any Annual Bonus paid in respect of the calendar year prior to the calendar year of termination of employment), (ii) his Annual Bonus with respect to any completed year for which the Employee has not yet been paid, based on actual performance and (iii) accelerated vesting, with respect to 100% of his outstanding equity-based awards, including 100% of the earned CIC PSUs.
(4)Under the employment agreement, enhanced change of control-severance payment includes (i) a lump sum severance payment equal to (A) one hundred percent (100%) of his then current salary plus (B) the amount of his then-current bonus target (or, if higher, the amount of any Annual Bonus paid in respect of the calendar year prior to the calendar year of termination of employment), (ii) his Annual Bonus with respect to any

Proxy Statement	53

completed year for which the Employee has not yet been paid, based on actual performance and (iii) accelerated vesting, with respect to 100% of his outstanding equity-based awards, including 100% of the earned CIC PSUs.
(5)Under the employment agreement, enhanced change of control-severance payment includes (i) a lump sum severance payment equal to (A) one hundred percent (100%) of her then current salary plus (B) the amount of her then-current bonus target (or, if higher, the amount of any Annual Bonus paid in respect of the calendar year prior to the calendar year of termination of employment), (ii) her Annual Bonus with respect to any completed year for which the Employee has not yet been paid, based on actual performance and (iii) accelerated vesting, with respect to 100% of her outstanding equity-based awards, including 100% of the earned CIC PSUs.

Proxy Statement	54

CEO PAY RATIO

We are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our CEO, Mr. Zeile, pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K.

We identified the median employee for this review by examining the 2024 total cash compensation for all employees, excluding Mr. Zeile, who were employed by us on December 31, 2024. We included all full-time, part-time, and temporary employees and did not make any assumptions, adjustments, or estimates with respect to annual total compensation, and we did not annualize the compensation for any permanent employees who were not employed by us for all of 2024. As of December 31, 2024, our employee population consisted of approximately 414 individuals. We determined the total cash compensation of our median employee by taking: (i) salary received in 2024, including over-time and paid time-off, and (ii) 2024 incentive compensation, whether commissions paid, or actual bonus earned, and (iii) value of 2024 equity granted. The Company believes this process yielded an equitable result as it was applied on a consistent basis for each employee. We then ranked the annual total cash compensation of all employees, excluding Mr. Zeile, from lowest to highest to determine the median employee.

Following our review, we determined that for 2024:

•the median employee’s total annual compensation was $147,553;
•Mr. Zeile’s total annual compensation was $2,913,640, as reported in the Summary Compensation Table above; and
•the ratio of Mr. Zeile’s annual total compensation to the median employee’s total annual compensation was 20:1

We believe the methodology, assumptions, and estimates described above to be reasonable given the nature of our workforce. As acknowledged by the Commission, there is a significant amount of flexibility and discretion in determining a company’s approach, which makes pay ratios across similar companies and more broadly, our industry, difficult to compare.

Proxy Statement	55

PAY VERSUS PERFORMANCE

The following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s CEO, Mr. Art Zeile, and (ii) the Company’s NEOs other than Mr. Zeile, on an average basis. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our NEO’s during the applicable year.

The methodology for calculating amounts presented in the columns “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid for other NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the “Reconciliation of Summary Compensation Total to CAP” table below. Discussion of the relationship between CAP and the Company performance measures is also presented below.

Pay Versus Performance Table

					Value of initial fixed $100 investment based on:		($ in thousands)
Year	Summary Compensation Table Total for CEO $	Compensation Actually Paid to CEO $	Average Summary Compensation Table Total for other NEOs $ (1)	Average Compensation Actually Paid for other NEOs $ (1)	DHI Total Stockholder Return $ (2)	Peer Group Total Stockholder Return $(3)(6)	Net Income (Loss) $(4)	Company Selected Measure - Revenue $(5)
2024	2,913,640	1,842,514	908,848	649,786	59	177	253	141,926
2023	3,826,014	867,441	1,281,095	277,148	86	135	3,491	151,878
2022	3,255,828	3,089,068	1,499,633	1,523,475	176	89	4,176	149,680
2021	2,702,822	9,503,596	1,129,287	2,492,880	207	163	(29,742)	119,903
2020	3,406,708	1,156,370	907,662	837,752	74	153	(30,015)	111,167
(1) The other NEOs for 2024 were Greg Schippers, Raime Leeby, Arie Kanofsky, Paul Farnsworth, and Amy Heidersbach. The other NEOs for 2023 were Raime Leeby, Kevin Bostick, Chris Henderson, Arie Kanofsky, Paul Farnsworth, and Pamela Bilash. The other NEOs for 2022 and 2021 were Kevin Bostick, Chris Henderson, Arie Kanofsky, and Paul Farnsworth. The other NEOs for 2020 were Kevin Bostick, Chris Henderson, Brian Campbell and Christian Dwyer.
(2) Reflects the value on December 31 for each period presented of an initial fixed investment of $100 in DHI on December 31, 2019.
(3) The Peer Group is the Dow Jones Internet Composite Index. Reflects the value on December 31 for each period presented of an initial fixed investment in the Peer Group of $100 on December 31, 2019.
(4) Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
(5) The Company has identified Revenue as its company selected measure for the pay versus performance disclosure as revenue is a significant component of NEO compensation and is the primary driver of stockholder value.

(6) The Peer Group was the Russell 2000 Index in 2020 with a value of $120, in 2021 with a value of $138 and in 2022 with a value of $110.

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Reconciliation of Summary Compensation Total to CAP

Year	Executive	Summary Compensation Table Total $	Subtract Equity Awards $ (1)	Add Year-End Equity Value $ (2)(3)	Change in Value of Equity Awards $ (4)(3)	Change in Value of Vested Equity Awards $ (5)(3)	Subtract Value of Equity Awards that Failed to Meet Vesting Conditions $ (6)	Compensation Actually Paid $
2024	CEO	2,913,640	(1,778,000)	1,110,764	(341,851)	(62,039)	—	1,842,514
	Other NEOs	908,848	(292,100)	182,666	(47,113)	(22,019)	(80,496)	649,786
2023	CEO	3,826,014	(2,704,500)	970,279	(1,577,491)	353,139	—	867,441
	Other NEOs	1,281,095	(787,567)	208,430	(187,001)	12,081	(249,890)	277,148
2022	CEO	3,255,828	(1,724,195)	2,651,877	(627,340)	(467,102)	—	3,089,068
	Other NEOs	1,499,633	(659,175)	957,470	(161,403)	(113,050)	—	1,523,475
2021	CEO	2,702,822	(1,179,000)	4,680,000	2,168,653	1,131,121	—	9,503,596
	Other NEOs	1,129,287	(393,000)	1,404,000	291,891	60,702	—	2,492,880
2020	CEO	3,406,708	(2,297,750)	1,068,015	(662,142)	(358,461)	—	1,156,370
	Other NEOs	907,662	(175,193)	180,132	(56,680)	(18,169)	—	837,752
(1) Represents the grant date fair value and, for purposes of the Other NEOs, the average grant date fair value, of equity awards granted during the year, as reported in the “Stock Awards” column of the Summary Compensation Table.
(2) Represents the end of year fair value and, for purposes of the Other NEOs, the average of the end of year fair value, of equity awards granted during the year that are outstanding and unvested as of the end of year.
(3) PSU grant date fair values are calculated using the stock price as of date of grant assuming target performance. For these values, adjustments have been made using the stock price and performance accrual modifier as of the end of the year.
(4) Represents the change in fair value and, for purposes of Other NEOs, the average change in fair value, as of the end of the year (from the end of the prior fiscal year) of equity awards granted in prior years that were outstanding and unvested as of the end of the year.
(5) Represents the change in fair value and, for purposes of Other NEOs, the average change in fair value (from the end of the prior fiscal year to the date of vesting), of equity awards granted in prior years that vested during the year.
(6) Represents the beginning of year fair value of unvested equity awards that were forfeited in 2024.

Descriptions of the Information Presented in the Pay versus Performance Table

We are providing the following graphics to illustrate the relationship between the CAP to our CEO and our other NEOs (not including the CEO) as a group and Company performance as set forth and described in and under the “Pay versus Performance Table,” including the Company cumulative total stockholder return (“TSR”), net income and revenue. In addition, we are providing graphics to illustrate the relationship between the Company's revenue performance relative to CAP and cumulative TSR and our peer group's cumulative TSR.

Revenue and Net Income

Proxy Statement	57

Compensation Actually Paid Versus Revenue and Net Income
Revenue and Net Income ($ thousands)
$180,000
$120,000
$60,000
$—
$(60,000)
CAP ($ thousands)
$10,000
$7,500
$5,000
$2,500
$—
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
CEO Compensation Actually Paid
NEO Average Compensation Actually Paid
Revenue
Net Income

Total Stockholder Return

For 2022, CAP for our NEOs declined 62% due to a 15% decline in our stock price combined with a stock price increase in 2021 from $2.22 per share to $6.24 per share, or 181%, which drove CAP higher in 2021. This compares to a 45% decline in share price for our peer group over the 2022 period. CAP for our NEO’s decreased 67% in 2023 driven by a 51% decrease in our stock price. CAP for our NEO’s increased approximately 130% in 2024 driven by a decrease in stock awards in 2024, the impact of which increases CAP. Our peer group TSR increased 31% over the same period. In total, our TSR over the five-year period declined 41% while our peer group increased 77%.

Compensation Actually Paid Versus TSR
TSR (Growth of $100 Invested)
$250
$200
$150
$100
$50
$—
CAP ($ thousands)
$10,000
$7,500
$5,000
$2,500
$—
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
CEO Compensation Actually Paid
NEO Average Compensation Actually Paid
DHX TSR
Peer Group TSR

We believe the charts above show the alignment between compensation actually paid to the NEOs and each of the Company’s performance measures. The Company does not currently use net income (loss) as a metric in any of our incentive programs. We believe that stockholder value will be maximized through Bookings growth, which drives future revenue growth, while maintaining profitability as measured through Adjusted EBITDA and Adjusted EBITDA Margin.

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ITEMS TO BE VOTED ON

Proposal 1: Election of Directors

The current term of office of the Company’s Class III Directors expires at the 2025 Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the following nominees, each of whom are currently serving as directors, be elected for a new term of three years or until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director before the Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. See “Directors and Corporate Governance” for a full biography of each nominee.

Brian “Skip” Schipper
David Windley
Scipio “Max” Carnecchia

Directors are elected by a majority of the votes cast with respect to a director nominee. For more information regarding voting in director elections, see the sections of the Proxy Statement entitled “Proxy Statement Summary” and “Frequently Asked Questions About Voting and the Annual Meeting.”

There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of our Company. There are no family relationships among our executive officers and directors.

Director Nomination Process and Director Qualifications

The Nominating and Corporate Governance Committee’s process for identifying potential director candidates and the factors considered by the Nominating and Corporate Governance Committee in evaluating potential candidates are described below. In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on recommendations from a number of sources, including current directors and officers. The Nominating and Corporate Governance Committee may also hire outside consultants, search firms, or other advisors to assist in identifying director candidates. We do not have a separate policy regarding director candidates recommended by stockholders, but the Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders on the same basis as it considers other candidates. Any stockholder wishing to recommend a candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting a written recommendation to the Governance and Nominating Committee in accordance with the procedures set forth under “Stockholder Proposals for Inclusion in 2025 Proxy Statement.”

In evaluating a director candidate, our Nominating and Corporate Governance Committee considers, among other things, the candidate’s judgment, knowledge, personal and professional integrity, ethics and values, diversity, expertise, business and industry experience, and other expertise, which is likely to enhance the Board’s ability to govern our affairs and business. We do not have a separate policy regarding consideration of diversity in identifying director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills, and expertise to oversee our business. The Nominating and Corporate Governance Committee also takes into account independence requirements imposed by law or regulations (including NYSE rules). In the case of director candidates recommended by stockholders, the Nominating and Corporate Governance Committee may also consider the number of shares held by the recommending stockholder, the length of time that such shares have been held and the relationship, if any, between the recommending stockholder and the recommended director nominee.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE CLASS III DIRECTOR NOMINEES.

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Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Services provided to the Company and its subsidiaries by Deloitte in fiscal 2024 and 2023 are described below under “Principal Accounting Fees and Services.”

Deloitte, an independent registered public accounting firm, has served as the Company’s auditors since 2005. Representatives of Deloitte will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Stockholder approval is not required for the selection of Deloitte since the Audit Committee has the responsibility for the selection of auditors. However, the selection is being submitted for approval at the Annual Meeting. In the event the stockholders do not ratify the selection of Deloitte as the independent registered public accounting firm for fiscal 2025, the selection will be reconsidered by the Audit Committee and the Board. Even if the selection of Deloitte is ratified by our stockholders, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of a majority in voting power of shares of common stock present in person, including by means of remote communication, or represented by proxy and entitled to vote on this proposal is needed to ratify the selection of Deloitte as our independent registered public accounting firm.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee has adopted a policy governing the pre-approval by the Audit Committee of all services, audit and non-audit, to be provided to the Company by its independent registered public accounting firm. Under the policy, the Audit Committee has the sole authority to review in advance and grant pre-approvals of (i) all auditing services to be provided by the Company’s independent registered public accounting firm and (ii) all non-audit services to be provided by such firm. The Audit Committee also has the authority to approve all fees and other terms of engagement and the ability to set a cap on fees for the requisite period. The Audit Committee may delegate its authority to pre-approve services to a designated member of the Audit Committee, so long as the decisions made by such member are ratified by the Audit Committee at a subsequent meeting. Under the policy, the Audit Committee has generally pre-approved the provision by the Company’s independent registered public accounting firm of specific audit, audit related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence. All of the services provided by, and fees paid to, Deloitte during 2024 and 2023 were pre-approved by the Audit Committee.

Principal Accounting Fees and Services
The firm of Deloitte and the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) conducted the 2024 and 2023 audits of the Company’s financial statements. Fees billed by the Deloitte Entities to the Company for services provided during the 2024 and 2023 fiscal years were as follows:

	Fiscal 2024	Fiscal 2023
Audit fees(1)	$787,743	$689,525
Audit-related fees	—	—
Tax fees	—	—
All Other fees	—	—
Total fees for services provided	$787,743	$689,525
(1)Audit fees are fees billed by the Deloitte Entities for professional services for the audit of the Company’s annual financial statements and the audit of internal control over financial reporting. Audit fees also include fees billed for professional services for the review of financial statements included in the Company’s quarterly reports on Form 10-Q and for services that are normally provided by the Deloitte Entities in connection with statutory and regulatory filings or engagements.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025.

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Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers

We are committed to strong corporate governance. As part of this commitment, we provide our stockholders with the opportunity to cast an annual “Say-on-Pay” advisory vote on our NEO compensation. In compliance with Section 14A of the Exchange Act and the related rules of the Commission, we are submitting to our stockholders for approval a non-binding resolution to ratify NEO compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding NEO compensation (together with the accompanying narrative disclosure) in this Proxy Statement.

We believe that both we and our stockholders benefit from responsive corporate governance policies and constructive and consistent dialogue. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. This proposal gives our stockholders the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the Company’s named executive officer compensation, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

In considering your vote, you are encouraged to read “Compensation Discussion and Analysis” the accompanying compensation tables, and the related narrative disclosure. Because your vote is advisory, it will not be binding on the Board. However, the Board and the Human Capital and Compensation Committee expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Unless the Board modifies our policy of holding the Say-on-Pay vote annually, we expect that the next Say-on-Pay vote will occur at the 2026 annual meeting of stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Proposal 4: Approval of Section 382 Rights Agreement

You are being asked to approve the adoption by our Board of the Section 382 Rights Agreement (“Rights Agreement”), dated as of January 28, 2025, by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent. While stockholder approval of the Rights Agreement is not required by applicable law or by our Second Amended and Restated Bylaws or other governing documents, our Board determined to request stockholder approval of the adoption of the Rights Agreement as a matter of good corporate governance. If stockholders approve this Proposal No. 4, the Rights Agreement will continue in force until, and will expire on, January 28, 2028, unless it is terminated earlier in accordance with its terms. If stockholders do not approve this Proposal No. 4, the Rights Agreement and the Rights will expire by the close of business on the first business day following the certification of the voting results of the Annual Meeting.

A summary of the Rights Agreement appears below and is qualified by the full text of the Rights Agreement attached as Appendix B to this Proxy Statement.

The affirmative vote of a majority in voting power of shares of common stock present in person, including by means of remote communication, or by proxy and entitled to vote on this proposal at the Annual Meeting is needed to approve the adoption of the Rights Agreement.

Background

On January 28, 2025, the Board adopted the Rights Agreement and authorized and declared a dividend distribution of one right (each, a “Right”) for each outstanding share of our common stock to stockholders of record as of the close of business on February 7, 2025 (the “Rights Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series 1 Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at an exercise price of $17.00 (the “Exercise Price”), subject to adjustment. The complete terms of the Rights are set forth in the Rights Agreement, a copy of which is attached as Appendix B to this Proxy Statement.

The purpose of the Rights Agreement is to facilitate the Company’s ability to preserve its capital loss carryforwards (“Carryforwards”) in order to be able to offset potential future capital gains. The Company’s ability to use its Carryforwards would be substantially limited if the Company experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code (“Section 382”). A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring economic ownership (as such term is defined in Section 382) of 4.99% or more of the outstanding shares of common stock.

As of December 31, 2024, the Company’s Carryforwards were approximately $108.7 million. Our Board believes that the Carryforwards are a valuable asset of the Company and its stockholders. As the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of Carryforwards that will ultimately be used to reduce the Company’s taxable income for U.S. income tax purposes. However, the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use.

Pursuant to the terms of the Rights Agreement, the Rights issued pursuant to the Rights Agreement will expire if stockholder approval of the Rights Agreement has not been received following the final adjournment of the Annual Meeting. Thus, the Board is submitting the Rights Agreement for stockholder approval.

Plan Summary

For those interested in the specific terms of the Rights Agreement, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Rights Agreement, which is attached as Appendix B to this Proxy Statement.

The Rights. In connection with the Rights Agreement, the Board authorized and declared a dividend distribution of one Right for each outstanding share of our common stock, to stockholders of record as of the Rights Record Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Preferred Stock, at the Exercise Price, subject to adjustment.

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Distribution and Transfer of Rights; Rights Certificates. Prior to the Distribution Date referred to below:

•the Rights will be evidenced by and trade with the certificates for the common stock (or, with respect to any uncertificated common stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•new common stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated common stock registered in book entry form, this legend will be contained in a notation in book entry); and

•the surrender for transfer of any certificates for Common Stock (or the surrender for transfer of any uncertificated Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Rights will accompany any new shares of Common Stock that are issued after the Record Date.

Distribution Date. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (such person or group, an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the Common Stock or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Stock. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

A person or group who beneficially owned (as such term is defined in the Rights Agreement) 4.99% or more of the Company’s outstanding Common Stock prior to the first public announcement by the Company of the adoption of the Rights Agreement will not trigger the Rights Agreement so long as they do not acquire beneficial ownership of any additional shares of Common Stock at a time when they still beneficially own 4.99% or more of such Common Stock, subject to certain exceptions as set forth in the Rights Agreement.

The date on which the Rights separate from the Common Stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights. After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock, and should approximate the value of one share of common stock.

More specifically, each one one-thousandth of a share of Preferred Stock, if issued, will:
•not be redeemable;
•Entitle holders to quarterly dividend payments of $0.01 per one one-thousandth of a share of Preferred Stock, or an amount equal to the dividend paid on one share of common stock, whichever is greater;
•entitle holders upon liquidation either to receive $1 per one one-thousandth of a share of Preferred Stock or an amount equal to the payment made on one share of common stock, whichever is greater;
•have the same voting power as one share of common stock; and
•entitle holders to a payment per one one-thousandth of a share of Preferred Stock equal to the payment made on one share of common stock if the common stock is exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger. If an Acquiring Person obtains beneficial ownership of 4.99% or more of the common stock, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

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Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be void.

Flip-Over Trigger. If, after an Acquiring Person obtains 4.99% or more of the common stock, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Exemptions. Any stockholder who beneficially owned 4.99% or more of the outstanding shares of common stock as of market close on January 28, 2025, when the Company first publicly announced adoption of the Rights Agreement, will not trigger the Rights Agreement so long as that stockholder does not acquire beneficial ownership of any additional shares of common stock at a time when they still beneficially own 4.99% or more of such common stock, subject to certain exceptions as set forth in the Rights Agreement. The Board also has the authority to exempt certain stockholders and acquisitions from triggering the Rights Agreement.

Redemption of the Rights. The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, common stock or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the common stock. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision. At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the common stock and prior to the acquisition by the Acquiring Person of 50 percent of the common stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for common stock at an exchange ratio of one share of common stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one share of common stock.

Expiration of the Rights. The Rights expire on the earliest of (1) 5:00 p.m. New York City time (“Close of Business”) on the day following the certification of the voting results of the Company’s Annual Meeting if at a proposal to approve this Rights Agreement has not been passed by the Company’s stockholders at such meeting; (2) 5:00 p.m. New York City time on January 28, 2028, (3) the date on which the Board determines in its sole discretion that the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or the Tax Attributes have been fully utilized and may no longer be carried forward, or (4) ) the time redemption or exchange of the Rights as described above.

Amendment of Terms of the Rights Agreement and Rights. The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Rights Agreement or (3) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights. The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.

Anti-Dilution Provisions. The Board may adjust Exercise Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or common stock.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least one percent of the Exercise Price. No fractional shares of Preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Certain Considerations Relating to the Rights Agreement

The Company Believes That the Tax Attributes Are A Valuable Asset that is At Risk. As of December 31, 2024, the Company had Carryforwards of $108.7 million. The Company adopted the Rights Agreement in order to protect against a possible limitation on the Company’s ability to use the Carryforwards and certain other tax attributes to reduce potential future

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U.S. income tax obligations. The Company’s ability to use its Tax Attributes would be substantially limited if the Company experiences an “ownership change,” as such term is defined in Section 382. A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382, increases by more than 50 percentage points over a rolling three-year period. If the Company were to experience such an ownership change, the Company’s ability to use its Tax Attributes to reduce future tax liabilities would be substantially limited, and it is possible that a portion of its Carryforwards and certain other tax attributes would expire before the Company would be able to use them to offset future tax liabilities.

Calculation of Risks to Carryforwards Is Based on Estimates and Assumptions. The Company believes that the Carryforwards are currently available for use by the Company based on an “ownership change” analysis under Section 382. However, given the complexity of the determination of a company’s “ownership change” risk under Section 382 and the limited knowledge any public company has about the economic ownership of its publicly traded stock, the Company cannot provide any assurance that its current ownership change estimates and assumptions are accurate or that it will be able to accurately determine such amounts in the future.

Future Use and Amount of the Carryforwards Is Uncertain. The Company’s use of the Carryforwards depends on its ability to generate capital gains and other taxable income in the future. The Company cannot provide any assurance that it will have capital gains or other taxable income in any applicable period or, if it does, whether such income or the Carryforwards and other Tax Attributes at such time will be affected by any potential Section 382 limitation.

Investors Need to Carefully Monitor Their Investment Activities Regarding Our Shares. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or the Company to determine whether their ownership of our common stock approaches the proscribed 4.99% level. It is important to note that a stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them, or if they enter into any group activity with other stockholders. The Board has the authority to exempt certain stockholders and acquisitions from triggering the Rights Agreement.

The Rights Have Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations that may jeopardize the Company’s ability to use the Tax Attributes. As a result, a stockholder’s ability to dispose of shares of our common stock may be limited if the Rights Agreement reduces the number of persons willing to acquire shares of our common stock or the amount of shares investors are willing to acquire.

The Rights Also Have A Potential Impact on Value. The Rights Agreement could negatively impact the value of the shares of our common stock by deterring persons or groups of persons from acquiring shares of our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect. The Board adopted the Rights Agreement to reduce the risk that the Company’s ability to use the Tax Attributes to reduce potential federal income tax obligations will be impaired. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our common stock or, in the case of a person or group of persons that already own 4.99% or more of the shares of common stock, from acquiring any additional shares of our common stock. As the Rights Agreement will cause substantial dilution to any person or group who attempts to acquire such an interest in the Company without advance approval from the Board, one effect of the Rights Agreement may be to render more difficult or discourage any attempt to acquire the Company or a substantial interest in the Company without Board approval.

The Rights Agreement is similar to those adopted by numerous other public companies with significant tax assets, such as net operating loss or capital loss carryforwards. Because the Rights may be redeemed under certain circumstances by the Board, the Rights Agreement should not interfere with any action that the Board determines to be in the best interests of the Company and its stockholders.

Reasons for the Proposal

The Board believes that the Carryforwards represent a significant asset of the Company and that protection of the Carryforwards is in the Company’s and stockholders’ best interests. The Board is therefore asking stockholders to approve the Rights Agreement.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE RIGHTS
AGREEMENT ADOPTED BY THE BOARD.

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FREQUENTLY ASKED QUESTIONS ABOUT VOTING AND THE ANNUAL MEETING

About the Annual Meeting

Q:     Why did I receive these proxy materials?

A:    This Proxy Statement and accompanying proxy and voting instructions are first being mailed on or about April [__], 2025 to holders of the Company’s common stock, par value $0.01, entitled to vote at the Annual Meeting. Each owner of record of common stock on the record date is entitled to one vote for each share. At the close of business on April 1, 2025, the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there were [48,353,964] shares of common stock issued and outstanding, including [2,357,422] shares of unvested restricted common stock. The shares of common stock are publicly traded on the New York Stock Exchange (the “NYSE”) under the symbol “DHX.”

Q:     Who is eligible to vote?
A:     You may vote if you were a stockholder of record at the close of business on April 1, 2025.
Q:     How do I cast my vote?
A:     If you are eligible to vote, you can vote by:

    Internet: www.investorvote.com/dhx
Telephone: 1-800-652-VOTE (8683) (within USA, US territories and Canada on a touch tone phone)
The deadline for voting via the Internet or telephone is the earlier of (i) the end of the voting at the Annual Meeting or (ii) 11:00 A.M., Mountain Time, on May 16, 2025.
Mail: If you received written material, complete, sign and return your Annual Meeting Proxy Card so that it is received by April 28, 2025.
Virtually: You may vote your shares at the virtual Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (valid proxy) reflecting your DHI Group, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Mountain Time, on May 14, 2025, as described under “Frequently Asked Questions About Voting and the Annual Meeting - How do I register to attend the Annual Meeting virtually on the Internet?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), at:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022

Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

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Q:    How can I attend the Annual Meeting?
A:    The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/M5FRGHR. You also will be able to vote your shares online by attending the Annual Meeting by webcast if you register with the control number provided in your voting materials.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or in the instructions that accompanied your proxy materials. A password is not required to attend the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 11:00 AM Mountain Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Online check-in will begin at approximately 10:45 AM, Mountain Time, and you should allow ample time for the check-in procedures. Please follow the registration instructions as outlined in this Proxy Statement.

Q:    How do I register to attend the Annual Meeting virtually on the Internet?

A:    If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (valid proxy) reflecting your DHI Group, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Mountain Time, on May 9, 2025.

You will receive a confirmation of your registration by email after your registration materials are received.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
        Computershare
        DHI Group, Inc. Legal Proxy
        P.O. Box 43001
        Providence, RI 02940-3001

Q:    How will I be able to participate in the Annual Meeting?

A:    We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as stockholders would have at an in-person meeting. Our virtual Annual Meeting will be conducted on the internet via live webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting meetnow.global/M5FRGHR, as further described above. The question and answer session will

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also include questions submitted in advance of the Annual Meeting. You may submit a question in advance of the Annual Meeting at any time by visiting meetnow.global/M5FRGHR, logging in, and utilizing the “Q & A” function.

The virtual Annual Meeting format allows stockholders to communicate with the Company during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at meetnow.global/M5FRGHR, clicking the Q&A button on your screen and typing your question into the provided text field.

We reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the Investors section of our website (http://dhigroupinc.com/investors), as soon as practicable after the Annual Meeting.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the meeting at meetnow.global/M5FRGHR.

Q:    Who should I contact if I encounter technical issues accessing or participating in the Annual Meeting?

A:    The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

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Q:     What constitutes a quorum at the Annual Meeting?

A:     A quorum is required to conduct business at the Annual Meeting. The presence in person, including by means of remote communication, or by proxy of the holders of a majority in voting power of all outstanding shares of stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of any business at the Annual Meeting. Broker non-votes and abstentions are included in determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Under NYSE rules, a proposal to approve the appointment of our independent registered public accounting firm is considered a discretionary item, which means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions.

Q:     What am I voting on?

A:     We are asking for your vote on the following proposals at the Annual Meeting:
1.The election of three Class III directors, for a term of three years, or until their successors are duly elected and qualified.
2.The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.An advisory vote to approve the compensation of our named executive officers.
4.Approval of Section 382 Rights Plan previously adopted by the Board in January 2025.

Q:     What vote is required for the proposals to pass?

A:     If a quorum is present at the Annual Meeting, the following vote is required for approval of each matter to be voted on.

Proposal 1 - Election of Directors. The director nominees up for election in Proposal 1 will each be elected by a majority of the votes cast in person, including by means of remote communication, or by proxy. For purposes of this proposal, a majority of the votes cast means that the number of shares “FOR” a director must exceed the number of shares voted “against” that director in order for such director to be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP. The affirmative vote of a majority in voting power of shares of common stock present in person, including by means of remote communication, or by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the effect of voting against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of the vote.

Proposal 3 - Advisory Vote to Approve the Compensation of our Named Executive Officers. The affirmative vote of a majority in voting power of shares of common stock present in person, including by means of remote communication, or by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the effect of voting against this proposal. Broker non-votes will not be treated as entitled to vote on this proposal, and accordingly have no effect on the outcome of this proposal.

Proposal 4 - Approval of the Section 382 Rights Plan adopted by the Board in January 2025. The affirmative vote of a majority in voting power of shares of common stock present in person, including by means of remote communication, or by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the effect of voting against this proposal. Broker non-votes will not be treated as entitled to vote on this proposal, and accordingly have no effect on the outcome of this proposal.

Q:     What are the Board’s Recommendations?

A:     Our Board’s recommendation is set forth together with the description of each proposal. In summary, our Board recommends a vote:

a.FOR the election of the three Class III director nominees (Proposal 1);
b.FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2);

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c.FOR the advisory vote to approve the compensation of our named executive officers (Proposal 3); and
d.FOR the approval of the Section 382 Rights Plan adopted by the Board in January 2025 (Proposal 4).

Proposal	Broker Discretionary Vote Allowed?
Election of directors	No
Ratification of selection of independent registered public accounting firm	Yes
Advisory vote with respect to the compensation of our named executive officers	No
Approval of the Board’s adoption of the 382 Rights Agreement	No

Q:     What if I don’t provide voting instructions?

A:     Whether or not you are able to personally attend the Annual Meeting online, you are encouraged to vote your shares. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated and you are a stockholder of record, the shares will be voted as recommended by the Board. If no instructions are indicated and your shares are held in street name, applicable stock exchange rules restrict when brokers may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners, and, accordingly, your broker may not vote your uninstructed shares on any proposal other than Proposal 2. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote.

Stockholders of record will have the option to submit their proxies or voting instructions electronically through the Internet, by telephone or by using a traditional proxy card. Stockholders whose shares are held in street name should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available. The deadline for voting via the Internet or by telephone is the earlier of (i) the Annual Meeting’s adjournment or (ii) 12:00 P.M. (noon), Mountain Time, on May 16, 2025. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that would be borne by the stockholder.

Q:     Can I change my vote after I have voted?

A:     Any stockholder of record may revoke a proxy at any time before it is voted by filing with the Corporate Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares, or by attending the Annual Meeting and voting in person or by means of remote communication (although attendance at the Annual Meeting will not by itself revoke a proxy).

Any written notice of revocation or subsequent proxy should be delivered to DHI Group, Inc., 6465 Greenwood Plaza Blvd., Suite 400, Centennial, CO 80111 Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Annual Meeting. Alternatively, to revoke a proxy previously submitted via the Internet or by telephone, a stockholder may simply submit a new proxy (including by means of the Internet or by telephone) at a later date before the taking of the vote at the Annual Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

Q:     How will the votes be counted?

A:     A representative of Computershare, our inspector of election, will tabulate and certify the votes.

Q:     How can I find the results of the voting after the Annual Meeting?

A:     We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the Commission within four business days following the Annual Meeting.

Q:     Who pays for the solicitation of proxies for the Annual Meeting?

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A:     We have retained Innisfree to perform proxy solicitation services for us, involving conducting a bank/broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. In connection with its retention, Innisfree has agreed to provide consulting and analytic services upon request. We will pay a fee not to exceed $20,000 to Innisfree, plus out-of-pocket expenses for these services.

Directors, officers and other employees of the Company may, but without compensation other than their regular compensation and reimbursement of reasonable out-of-pocket expenses, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokers, fiduciaries, custodians and other nominees for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock held in their names.

If you have any questions or require any assistance with voting your shares, please contact Innisfree at:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022

Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

Q:    Why are you holding a virtual meeting instead of a physical meeting?
A:    In 2020, we decided to hold our Annual Meeting of stockholders virtually. We have continued to host the Annual Meeting as a virtual event to provide for greater participation as our stockholders are not centrally located. We believe that a virtual meeting enables greater stockholder attendance and participation from any location around the world.

Electronic Delivery of Proxy Materials and Annual Report on Form 10-K

This Proxy Statement and the Company’s Annual Report on Form 10-K are available on the Investors section of the Company’s website at http://dhigroupinc.com/investors. You can save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources by consenting to access these documents over the Internet. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a stockholder of record, you may sign up for this service by utilizing the contact information on the accompanying proxy card. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic access of materials. Your consent to electronic access will remain in effect until you revoke it. If you choose electronic access, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

Householding

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street name stockholder”) and share a single address, only one annual report and Proxy Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs and the environmental impact of the Annual Meeting. We will deliver promptly upon request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. Any such street name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying annual report may request a copy by contacting the bank, broker or other holder of record or the Company at: DHI Group, Inc., 6465 Greenwood Plaza Blvd., Suite 400, Centennial, Colorado 80111, Attention: Investor Relations, or by calling Investor Relations at (212) 448-4181. Stockholders of record sharing an address who receive multiple copies of proxy materials and wish to receive a single copy of such materials in the future should submit their request to us in the same manner.

Stockholder Communications

Stockholders and other interested parties may contact any of the Company’s directors, including the Chairperson, the non-management directors as a group, the chairs of any committee of the Board of Directors or any committee of the Board of Directors by writing them as follows:

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[Name(s)/Title(s)]
c/o Corporate Secretary
DHI Group, Inc.
6465 Greenwood Plaza Blvd., Suite 400
Centennial, Colorado 80111

Concerns relating to accounting, internal controls or auditing matters should be communicated to the Company through the Corporate Secretary and will be handled in accordance with procedures established by the Audit Committee with respect to such matters. The Corporate Secretary will review all correspondence and will forward to the Board or an individual director a summary of the correspondence received and copies of correspondence that the Corporate Secretary determines is required to be directed to the attention of the Board or such individual director. Our Corporate Secretary reserves the right not to forward to Board members any inappropriate materials. The Board or any individual director may at any time request copies and review all correspondence received by the Corporate Secretary that is intended for the Board or such individual director.

Stockholder Proposals for Inclusion in 2026 Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company’s Corporate Secretary at its principal executive office in a timely manner. In order to be included in the Company’s Proxy Statement for the 2026 Annual Meeting, stockholder proposals must be received by the Company in accordance with the timing and other requirements of Rule 14a-8. Therefore, in order to be included in the Company’s Proxy Statement for the 2026 Annual Meeting, stockholder proposals must have been received at our principal executive offices no later than December 5, 2025, unless the date of the Company’s 2026 Annual Meeting is more than 30 days before or after May 16, 2026, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. Any stockholder business may be excluded if the exclusion is permitted by the applicable regulations of the Commission. All proposals should be addressed to the Corporate Secretary, DHI Group, Inc., 6465 Greenwood Plaza Blvd., Suite 400, Centennial, Colorado 80111.

Director Nominations and Other Stockholder Proposals for Presentation at the 2026 Annual Meeting

In addition, the Company’s by-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s Proxy Statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the date of the prior year’s annual meeting of stockholders and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2026 Annual Meeting, such a proposal must generally have been received by the Company on or after January 16, 2026 but no later than February 15, 2026 subject to certain exceptions in the Company’s by-laws. Any stockholder business may be excluded if the notice does not meet the requirements of the advance notice procedures set forth in our by-laws. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

If a stockholder who has notified the Company of his, her or its intention to present a proposal at the annual meeting does not appear at such annual meeting, the Company need not present the proposal for a vote at such meeting.

Other Matters

As of the mailing date of this Proxy Statement, the Board is not aware of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly be presented at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

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Art Zeile
President and Chief Executive Officer
____ 2025

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APPENDIX A - INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES AND OTHER INFORMATION

Non-GAAP Financial Measures

We have provided certain non-GAAP financial information as additional measures for our operating results. These measures are not in accordance with, or an alternative for, measures in accordance with U.S. GAAP and may be different from similarly titled non-GAAP measures reported by other companies. We believe the presentation of non-GAAP measures, such as Adjusted EBITDA and Adjusted EBITDA margin, provides useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics used by management to measure operating performance. Management uses Adjusted EBITDA and Adjusted EBITDA Margin as performance measures for internal monitoring and planning, including preparation of annual budgets, analyzing investment decisions and evaluating profitability and performance comparisons between us and our competitors. The Company also uses this measure to calculate amounts of performance based compensation under the senior management incentive bonus program. Adjusted EBITDA represents net income plus (to the extent deducted in calculating such net income) interest expense, income tax expense, depreciation and amortization, and items such as non-cash stock based compensation, losses resulting from certain dispositions outside the ordinary course of business including prior negative operating results of those divested businesses, certain write-offs in connection with indebtedness, impairment charges with respect to long-lived assets, expenses incurred in connection with an equity offering or any other offering of securities by the Company, extraordinary or non-recurring non-cash expenses or losses, losses from equity method investments, transaction costs in connection with the credit agreement, deferred revenues written off in connection with acquisition purchase accounting adjustments, write-off of non-cash stock-based compensation expense, impairment of investment, severance and retention costs related to dispositions and reorganizations of the Company, restructuring charges and losses related to legal claims and fees that are unusual in nature or infrequent, minus (to the extent included in calculating such net income) non-cash income or gains, including income from equity method investments, interest income, business interruption insurance proceeds, and any income or gain resulting from certain dispositions outside the ordinary course of business, including prior operating results of those divested businesses, and gains related to legal claims that are unusual in nature or infrequent.

Adjusted EBITDA Margin is computed as Adjusted EBITDA divided by Revenues.

We also consider Adjusted EBITDA and Adjusted EBITDA Margin, as defined above, to be important indicators to investors because they provide information related to our ability to provide cash flows to meet future debt service, capital expenditures, and working capital requirements, and to fund future growth. We present Adjusted EBITDA and Adjusted EBITDA Margin as supplemental performance measures because we believe that these measures provide our Board, management and investors with additional information to measure our performance, provide comparisons from period to period by excluding potential differences caused by variations in capital structures (affecting interest expense) and tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses), and to estimate our value.

We understand that although Adjusted EBITDA and Adjusted EBITDA Margin is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA and Adjusted EBITDA Margin have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our liquidity or results as reported under GAAP. Some limitations are:

•Adjusted EBITDA and Adjusted EBITDA Margin do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;
•Adjusted EBITDA and Adjusted EBITDA Margin do not reflect changes in, or cash requirements for, our working capital needs;
•Adjusted EBITDA and Adjusted EBITDA Margin do not reflect interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized often will have to be replaced in the future, and Adjusted EBITDA and Adjusted EBITDA Margin do not reflect any cash requirements for such replacements; and

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•Other companies in our industry may calculate Adjusted EBITDA and Adjusted EBITDA Margin differently than we do, limiting their usefulness as a comparative measure.

To compensate for these limitations, management evaluates our liquidity by considering the economic effect of excluded expense items independently, as well as in connection with its analysis of cash flows from operations and through the use of other financial measures, such as capital expenditure budget variances, investment spending levels and return on capital analysis.

Adjusted EBITDA and Adjusted EBITDA Margin are not measurements of our financial performance under GAAP and should not be considered as an alternative to revenue, operating income, net income, net income margin, cash provided by operating activities, or any other performance measures derived in accordance with GAAP as a measure of our profitability or liquidity.

A reconciliation of Adjusted EBITDA for the years ended December 31, 2024 and 2023 follows (in thousands):

	Year Ended December 31,
	2024	2023
Reconciliation of Net Income to Adjusted EBITDA:
Net income	$253	$3,491
Interest expense	3,200	3,482
Income tax expense	2,697	131
Depreciation	17,972	16,915
Non-cash stock based compensation	8,063	9,467
Income from equity method investment	(225)	(502)
Gain on investments	—	(614)
Impairment of investment	400	300
Severance and related costs	1,842	1,167
Restructuring	1,111	2,417
Adjusted EBITDA	$35,313	$36,254

A reconciliation of Adjusted EBITDA Margin for the years ended December 31, 2024 and 2023 follows (in thousands, except percentages):

	Year Ended December 31,
	2024	2023
Revenues	$141,926	$151,878
Net income	$253	$3,491
Net income margin(1)	—%	2%

Adjusted EBITDA	$35,313	$36,254
Adjusted EBITDA Margin(1)	25%	24%
(1) Net income margin and Adjusted EBITDA Margin are calculated by dividing the respective measure by that period's revenues.

Definition of Bookings

Bookings represent the value of all contractually committed services in which the contract start date is during the period and will be recognized as revenue within 12 months of the contract start date. For contracts that extend beyond 12 months, the value of those contracts beyond 12 months is recognized as Bookings on each annual anniversary of each contract start date valued as the amount of revenue that will be recognized within 12 months of the respective anniversary date.

“Programmatic Bookings” are a component of Bookings and represent Bookings that originate from automated job feeds from programmatic partners.

“Partnership Bookings” are a component of Bookings and represent Bookings that originate specifically from the Company’s partnerships with companies that provide services that compliment our product offerings.

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APPENDIX B - SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT

Dated as of January 28, 2025

between

DHI GROUP, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

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Section 1	Certain Definitions.............................................................................................................................................	77
Section 2	Appointment of Rights Agent............................................................................................................................	85
Section 3	Issuance of Rights Certificates..........................................................................................................................	85
Section 4	Form of Rights Certificates................................................................................................................................	87
Section 5	Countersignature and Registration.....................................................................................................................	87
Section 6	Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates..............................................................................................................................................	88
Section 7	Exercise of Rights; Exercise Price; Prohibited Issuances..................................................................................	88
Section 8	Cancellation and Destruction of Rights Certificates..........................................................................................	90
Section 9	Reservation and Availability of Shares of Capital Stock...................................................................................	90
Section 10	Record Date for Securities Issued......................................................................................................................	91
Section 11	Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights...........................................	92
Section 12	Certificate of Adjusted Exercise Price or Number of Shares............................................................................	96
Section 13	Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power........................................	96
Section 14	Fractional Rights and Fractional Shares............................................................................................................	98
Section 15	Rights of Action.................................................................................................................................................	99
Section 16	Agreement of Rights Holders............................................................................................................................	99
Section 17	Holder of Rights Certificate Not Deemed to be a Stockholder.........................................................................	99
Section 18	Concerning the Rights Agent.............................................................................................................................	100
Section 19	Merger, Consolidation or Change of Name of Rights Agent............................................................................	100
Section 20	Duties of Rights Agent......................................................................................................................................	101
Section 21	Change of Rights Agent.....................................................................................................................................	103
Section 22	Issuance of New Rights Certificates..................................................................................................................	104
Section 23	Redemption........................................................................................................................................................	104
Section 24	Exchange............................................................................................................................................................	105
Section 25	Notice of Certain Events....................................................................................................................................	106
Section 26	Notices...............................................................................................................................................................	107
Section 27	Supplements and Amendments..........................................................................................................................	107
Section 28	Successors..........................................................................................................................................................	108
Section 29	Determinations and Actions by the Board.........................................................................................................	108
Section 30	Benefits of this Agreement................................................................................................................................	108
Section 31	Severability........................................................................................................................................................	108
Section 32	Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial..........................................................................	108
Section 33	Counterparts.......................................................................................................................................................	109
Section 34	Interpretation......................................................................................................................................................	109
Section 35	Costs of Enforcement.........................................................................................................................................	110
Section 36	Force Majeure....................................................................................................................................................	110
Section 37	Process to Seek Exemption................................................................................................................................	110

EXHIBITS
Exhibit A	Form of Certificate of Designation of Rights, Preferences and Privileges of Series 1 Participating Preferred Stock
Exhibit B	Form of Rights Certificate
Exhibit C	Form of Summary of Rights

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PREFERRED STOCK RIGHTS AGREEMENT

This Section 382 Rights Agreement (this “Agreement”), dated as of January 28, 2025, is between DHI Group Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”). Each of the Company and the Rights Agent are sometimes referred to as a “Party” and, together, the “Parties.” All capitalized terms used in this Agreement have the meanings given to them in Section 1.

RECITALS

WHEREAS, (i) The Company has generated Tax Attributes for United States federal income tax purposes; (ii) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations (as hereinafter defined) in order to preserve the ability to fully utilize such Tax Attributes; and (iii) in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on January 28, 2025 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) (i) adopted resolutions creating a series of preferred stock designated as “Series 1 Participating Preferred Stock,” (ii) adopted this Agreement and (iii) authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock outstanding as of the Close of Business on February 7, 2025 (the “Record Date”);

WHEREAS, upon the terms and subject to the conditions of this Agreement, each Right initially represents the right to purchase one one-thousandth of a share of Preferred Stock (as such number may be adjusted pursuant to the provisions of this Agreement) and has the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series 1 Participating Preferred Stock attached as Exhibit A;

WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Agreement) with respect to each share of Common Stock that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and, subject to Section 22, the earlier of the Distribution Date and the Expiration Date.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Parties hereby agree as follows:

Section 1Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

a.“2025 Annual Meeting” has the meaning set forth in Section 1(cc).

b.“Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding, but will not include any Exempt Person or Company Affiliate. Notwithstanding anything in this definition of “Acquiring Person” to the contrary:

i.no Person who Beneficially Owns, as of the time of the first public announcement of this Agreement, the Triggering Percentage or more of the shares of Common Stock then outstanding will become an Acquiring Person unless such Person, after the time of the first public announcement of this Agreement, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to (A) a dividend or distribution paid or made by the Company on the Common Stock in the form of shares of Common Stock, (B) a split or subdivision of the Common Stock or (C) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding, it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under the other provision of this Agreement (it being understood that, for all purposes under this Section 1(b)(i), the modification (directly or indirectly) of any derivative instrument or transaction that on the date of this Agreement is not by its terms exchangeable or exercisable for, or convertible into, shares of Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock will be deemed to be an acquisition of Beneficial Ownership of additional shares of Common

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Stock at the time of such modification (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of Common Stock then outstanding that are Beneficially Owned by such Person));

ii.no Person will be deemed to be an Acquiring Person as the result of an acquisition of shares of Common Stock by a Company Affiliate that, by reducing the number of shares of Common Stock then outstanding, increases the proportionate number of shares of Common Stock that are Beneficially Owned by such Person to the Triggering Percentage or more of the shares of Common Stock then outstanding, it being understood that if a Person becomes the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding solely as the result of a reduction in the number of shares of Common Stock then outstanding due to an acquisition of shares of Common Stock by a Company Affiliate and, after such acquisition by such Company Affiliate, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to (A) a dividend or distribution paid or made by the Company on the Common Stock in the form of shares of Common Stock, (B) a split or subdivision of the Common Stock or (C) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not Beneficially Own the Triggering Percentage or more of the shares of Common Stock then outstanding, it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under this Agreement;

iii.no Person will be deemed to be an Acquiring Person solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, it being understood that if a Person becomes the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the grant or exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, and such Person becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to (A) a dividend or distribution paid or made by the Company on the Common Stock in shares of Common Stock, (B) a split or subdivision of the Common Stock, or (C) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not Beneficially Own the Triggering Percentage or more of the shares of Common Stock then outstanding, it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under this Agreement;

iv.no Person who, as the result of an Exempt Transaction, comes to Beneficially Own the Triggering Percentage or more of the shares of Common Stock then outstanding will become an Acquiring Person unless such Person thereafter becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to (A) a dividend or distribution paid or made by the Company on the Common Stock in the form of shares of Common Stock, (B) a split or subdivision of the Common Stock or (C) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding, it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under the other provision of this Agreement (it being understood that, for all purposes under this Section 1(b)(iv), the modification (directly or indirectly) of any derivative instrument or transaction that on the date of this Agreement is not by its terms exchangeable or exercisable for, or convertible into, shares of Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock will be deemed to be an acquisition of Beneficial Ownership of additional shares of Common Stock at the time of such modification (regardless of whether,

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thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of Common Stock then outstanding that are Beneficially Owned by such Person));

v.if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the shares of Common Stock then outstanding that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the shares of Common Stock then outstanding that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Agreement) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such shares of Common Stock) as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person for any purposes of this Agreement in connection with such circumstances;

vi.no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board determines, in its sole discretion, that such regulated investment company is deemed to Beneficially Own more than 4.99 percent or more of the Common Stock then outstanding under the standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.99 percent or more of the Common Stock then outstanding; provided, that the Board shall be entitled to rely upon any such filing unless such regulated investment company provides information and diligence that permits the Board to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.99 percent or more of the Common Stock then outstanding pursuant to the standards of Treasury Regulation 1.382-3.

Notwithstanding anything in this definition of Acquiring Person to the contrary, the Board in its sole discretion may also determine that any Person is an Acquiring Person under this Agreement if such Person becomes the Beneficial Owner of 4.99 percent (by value) or more of the Common Stock then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

c.“Adjustment Shares” has the meaning set forth in Section 11(a)(ii).

d.“Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

e.“Agreement” has the meaning set forth in the preamble.

f.“Appropriate Officers” means the Company’s Chairperson of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer or Secretary, or any Vice President or Assistant Secretary.

g.A Person will be deemed to be the “Beneficial Owner” of, and will be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

i.which such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or an informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

ii.that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and

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whether exercisable, or whether such obligation is required to be performed, immediately or only after the passage of time, upon compliance with regulatory requirements, upon satisfaction of one or more conditions (whether or not within the control of such Person, Affiliate or Associate), or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; or (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement, except that that a Person will not be deemed pursuant to this Section 1(g)(ii) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire, or does acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection with such merger or other acquisition, if in each case such agreement has been approved by the Board prior to a Section 11(a)(ii) Event occurring with respect to such Person (or one or more of its Affiliates or Associates);

iii.that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Agreement), including pursuant to any agreement, arrangement or understanding whether or not in writing, except that a Person will not be deemed to be the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(g)(iii) as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D;

iv.that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(g)(iii)) or disposing of any securities of the Company, it being understood that no person who is an officer, director or employee of a Company Affiliate will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by a Company Affiliate or by any other officer, director or employee of a Company Affiliate, it being further understood that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder who is then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of (A) any Person affiliated or otherwise associated with such stockholder serving as a director of the Company or taking any action in connection therewith; (B) discussing the status of its securities with the Company or other stockholders of the Company that are similarly situated; or (C) voting or acting in a manner similar to other stockholders of the Company that are similarly situated; or

v.that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative instrument (whether or not presently exercisable) acquired by such Person, or any of such Person’s Affiliates or Associates, that

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gives such Person, or any of such Person’s Affiliates or Associates, the economic equivalent of direct or indirect ownership of, or opportunity to obtain ownership of, an amount of securities where the value of the derivative is determined in whole or in part with reference to, or derived in whole or in part from, the price or value of such securities, or that provides such Person, or any of such Person’s Affiliates or Associates, an opportunity, directly or indirectly, to profit, or to share in any profit derived from, any change in the value of such securities, in any case without regard to whether (A) the derivative conveys any voting rights in such securities to such Person, or any of such Person’s Affiliates or Associates; (B) the derivative is required to be, or capable of being, settled through delivery of such securities, cash or other property; or (C) such Person, or any of such Person’s Affiliates or Associates, may have entered into other transactions that hedge the economic effect of the derivative (it being understood that in determining the number of shares of Common Stock that the subject Person will be deemed to Beneficially Own by virtue of the operation of this Section 1(g)(v), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of shares of Common Stock that, pursuant to the documentation evidencing the derivative position, may be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of shares of Common Stock is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of shares of Common Stock to which the derivative position relates).

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, (i) the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which are issuable by the Company and which such Person would be deemed to Beneficially Own hereunder and (ii) nothing in this Section 1(g) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “Beneficially Own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days.

h.“Board” has the meaning set forth in the recitals at the beginning of this Agreement.

i.“Book Entry Shares” has the meaning set forth in Section 3(a).

j.“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated to close.

k.“Close of Business” on any given date means 5:00 p.m., New York City time, on such date. If such date is not a Business Day, then it means 5:00 p.m., New York City time, on the next succeeding Business Day.

l.“Code” has the meaning set forth in the recitals at the beginning of this Agreement.

m.“Common Stock” means, unless otherwise specified, the shares of common stock, par value $0.01 per share, of the Company. When used with reference to any Person other than the Company, Common Stock means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first Person.

n.“Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).

o.“Company” has the meaning set forth in the preamble, subject to the terms of Section 13(a).

p.“Company Affiliate” means (i) the Company or any Subsidiary of the Company, in each case including in any fiduciary capacity; or (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or any other employee benefits for employees of the Company or any Subsidiary of the Company. No Person who is an officer, director or employee of a Company Affiliate will be deemed, solely by reason of such Person’s status or authority as such, to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities that are Beneficially Owned (including in a fiduciary capacity) by a Company Affiliate or by any other such officer, director or employee of a Company Affiliate.

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q.“Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date. If the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 consecutive Trading Day or 10 consecutive Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by the NYSE or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Stock cannot be determined in the manner provided above or if the shares of Preferred Stock are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Stock will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Stock as determined pursuant to this Section 1(q) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Stock occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Stock) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per Security as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

r.“Current Exchange Value” means the product of the Current Per Share Market Price of Common Stock on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of shares of Common Stock for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock available therefor).

s.“Current Value” has the meaning set forth in Section 11(a)(iii).

t.“Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Stock Acquisition Date (or, if the 10th Business Day after the Stock Acquisition Date occurs before the Record Date, then the Close of Business on the Record Date); or (ii) the Close of Business on the 10th Business Day (or, if such 10th Business Day occurs before the Record Date, then the Close of Business on the Record Date) (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than a Company Affiliate or Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person. If any tender or exchange offer referred to in clause (ii) of this Section 1(t) is canceled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any shares of Common Stock pursuant thereto, then such offer will be deemed, for purposes of this Section 1(t), never to have been made.

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u.“Equivalent Preferred Stock” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Preferred Stock.

v.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

w.“Exchange Determination” has the meaning set forth in Section 24(a).

x.“Exchange Ratio” has the meaning set forth in Section 24(a).

y.“Exempt Person” means any Person that the Board determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board; provided, that no Person shall qualify as an Exempt Person unless such determination is made prior to such time as any Person becomes an Acquiring Person; provided, further, that any Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to such Person regardless of the reason therefor.

z.“Exempt Transaction” means any transaction that the Board determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board; provided, no transaction shall qualify as an Exempt Transaction unless such determination is made prior to such time as any Person becomes an Acquiring Person.

aa.“Exemption Request” has the meaning set forth in Section 37(a).

ab.“Exercise Price” is initially $17.00 for each one one-thousandth of a share of Preferred Stock issuable pursuant to the exercise of a Right and is subject to adjustment from time to time as provided in Section 11 or Section 13.

ac.“Expiration Date” means the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), if at the 2025 Annual Meeting a proposal to approve this Agreement has not been approved by the stockholders of the Company in accordance with the Company’s Second Amended and Restated Bylaws, or any other meeting of stockholders of the Company duly held prior to such meeting; (ii) the Close of Business on the Final Expiration Date, (iii) the Redemption Date, (iv) the date on which the Board determines in its sole discretion that (x) this Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward, or (iv) the time at which the Board orders the exchange of the Rights as provided in Section 24.

ad.“Final Expiration Date” means January 28, 2028.

ae.“NYSE” means the New York Stock Exchange.

af.“Original Rights” has the meaning set forth in Section 1(g)(ii).

ag.“Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other entity, including any group thereof making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).

ah.“Post-Event Transferee” has the meaning set forth in Section 7(e).

ai.“Pre-Event Transferee” has the meaning set forth in Section 7(e).

aj.“Preferred Stock” means shares of Series 1 Participating Preferred Stock, par value $0.01 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock.

ak.“Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a), (A) the Person that is the issuer of the securities into which the Common Stock are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Stock have the greatest aggregate market value of shares outstanding; or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Stock has the greatest aggregate market value of

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shares outstanding; (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives); or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding. For purposes of this definition, if the shares of Common Stock of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Stock is and has been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose shares of Common Stock is and has been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (z) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

al.“Record Date” has the meaning set forth in the recitals at the beginning of this Agreement.

am.“Redemption Date” has the meaning set forth in Section 23(a).

an.“Redemption Price” has the meaning set forth in Section 23(a).

ao.“Requesting Person” has the meaning set forth in Section 37(a).

ap.“Right” has the meaning set forth in the recitals at the beginning of this Agreement.

aq.“Rights Agent” has the meaning set forth in the preamble.

ar.“Rights Certificate” means a certificate substantially in the form attached as Exhibit B; provided, however, that notwithstanding anything to the contrary herein, the Company may choose to use book entry in lieu of physical certificates, in which case a “Rights Certificate” shall be deemed to mean the uncertificated book entry representing the related Rights.

as.“Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Agreement.

at.“Schedule 13D” means a statement on Schedule 13D filing pursuant to Rule 13d-1(a), 13d-1(e), Rule 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act, and any comparable or successor report.

au.“SEC” means the United States Securities and Exchange Commission.

av.“Section 11(a)(ii) Event” has the meaning set forth in Section 11(a)(ii).

aw.“Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).

ax.“Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).

ay.“Securities Act” means the Securities Act of 1933, as amended.

az.“Security” has the meaning set forth in Section 1(q).

ba.“Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.

bb.“Stock Acquisition Date” means (i) the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a Schedule 13D) by the Company or an Acquiring Person that

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an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person or (ii) such earlier date as a majority of the Board will become aware of the existence of an Acquiring Person.

bc.“Subsequent Transferee” has the meaning set forth in Section 7(e).

bd.“Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.

be.“Substitution Period” has the meaning set forth in Section 11(a)(iii).

bf.“Summary of Rights” means a summary of this Agreement substantially in the form attached as Exhibit C.

bg.“Tax Attributes” means any net operating loss carryovers, capital loss carryovers, general business credit carryovers, Section 163(j) deferred interest carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

bh.“Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

bi.“Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code and any successor regulation, including any amendments thereto.

bj.“Triggering Percentage” means 4.99 percent.

bk.“Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.

bl.“Trust” has the meaning set forth in Section 24(b)(ii).

bm.“Trust Agreement” has the meaning set forth in Section 24(b)(ii).

Section 2    Appointment of Rights Agent. The Company appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents) upon ten (10) days’ prior written notice thereof to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, then the respective duties of the Rights Agent and any co-Rights Agents will be as the Company reasonably determines provided that such duties are consistent with the terms and conditions of this Agreement, and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent (and any co-Rights Agents) of any such duties. The Rights Agent will have no duty to supervise, and will in no event be liable for the acts or omissions of, any such co-Rights Agent.

Section 3    Issuance of Rights Certificates.

a.Rights Evidenced by Certificates for Shares of Common Stock and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for shares of Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such shares of Common Stock (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, and upon written request of the Company, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents at the expense of the Company, send) by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date

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(other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the records of the Company or the transfer agent for the Common Stock, one or more Rights Certificates evidencing one Right for each share of Common Stock so held, subject to adjustment as provided in this Agreement. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented by such Rights Certificate are void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted by this Agreement, separately and apart from any transfer of shares of Common Stock, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively for all purposes that the Distribution Date has not occurred.

b.Summary of Rights; Outstanding Shares of Common Stock. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates representing shares of Common Stock and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Stock will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any shares of Common Stock in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

c.Legend. Rights will be issued in respect of all shares of Common Stock that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock will also be deemed to be certificates for Rights, and will bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

This certificate also evidences and entitles the holder to certain rights as set forth in a Preferred Stock Rights Agreement, dated as of January 28, 2025, between DHI Group, Inc. (the “Company”) and Computershare Trust Company, N.A., as rights agent (or any successor rights agent), as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances as set forth in the Rights Agreement, the Rights (as defined in the Rights Agreement) may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of common stock or other securities or assets of the Company, may expire or may be evidenced by separate certificates, and may no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are beneficially owned by, transferred to or have been owned by an Acquiring Person (as defined in the Rights Agreement) or any of its Affiliates (as defined in the Rights Agreement) or Associates (as defined in the Rights Agreement) will be null and void and will no longer be transferable.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in any appropriate ownership notice provided to the holder of such Book Entry Share or in a notice to the record holder of such Book Entry Share in accordance with applicable law. With respect to such certificates representing shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of Book Entry Shares, as applicable, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the shares of Common Stock represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or registration in book-entry form; (ii) the registered holders of the shares of Common Stock will also be the registered holders of the associated Rights; and (iii) the surrender for transfer of any such certificates or the transfer of any Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the shares of Common Stock. Notwithstanding this Section 3(c), the omission of a required

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legend, the inclusion of a legend that makes reference to a rights agreement other than this Agreement or the failure to provide notice thereof will not affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

d.Acquisitions of Rights by the Company. If the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, then any Rights associated with such shares of Common Stock will be deemed to be canceled and retired so that the Company will not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Section 4    Form of Rights Certificates.

a.Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities or liabilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system on which the Rights may from time to time be listed or quoted or of the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to shares of Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as will be set forth therein at the Exercise Price, but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided in this Agreement.

b.Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(h) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent that the Rights Agent has notice thereof and to the extent feasible) substantially the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SETION 7(E) OF THE RIGHTS AGREEMENT.

c.Uncertificated Rights. Notwithstanding anything to the contrary in this Agreement, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 5    Countersignature and Registration.

a.Countersignature. The Rights Certificates will be executed on behalf of the Company by one of its Appropriate Officers, which execution will be attested to by such officers as the Board may designate, in each case by manual, facsimile or other electronic signature, and will have affixed thereto the Company’s seal (if any) or a facsimile or other electronic copy thereof. The Rights Certificates will be countersigned, by manual, facsimile or other electronic signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such a director or officer.

b.Transfer Books. Following the Distribution Date, receipt by the Rights Agent of notice to that effect, and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its

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office designated for such purposes, books for registration and transfer of the Rights Certificates issued under this Agreement. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

Section 6    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

a.Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate, together with any required form of assignment duly executed and properly completed, to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose with all signatures guaranteed from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”) and such other documentation as the Rights Agent may reasonably request. The Rights Certificates are transferable only on the books and records of the Rights Agent. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof of the Rights represented by such Rights Certificates, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual, facsimile or other electronic signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or governmental charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Rights Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Agreement related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.

b.Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to each of the Company and the Rights Agent of the loss, theft, destruction or mutilation of a valid Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to each of the Company and the Rights Agent, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will issue, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence a contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e), will be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued under this Agreement.

Section 7    Exercise of Rights; Exercise Price; Prohibited Issuances.

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a.Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Agreement) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

b.Exercise Price. The Exercise Price is payable in accordance with Section 7(c).

c.Payment. Except as otherwise provided in this Agreement, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent for the Preferred Stock) a certificate for the total number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company irrevocably authorizes its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates representing shares of the Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company irrevocably directs such depositary agent to comply with such request; (ii) when necessary to comply with the terms of this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when necessary to comply with the terms of this Agreement, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. If the Company is obligated to issue securities of the Company other than Preferred Stock, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

d.Partial Exercise. If the registered holder of any Rights Certificate properly exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.

e.Prohibited Issuances. Notwithstanding anything to the contrary in this Agreement, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) to holders of equity interests in such Acquiring Person (or an Affiliate or Associate of such Acquiring Person) or to any Person with whom the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding

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that has as a primary purpose or effect the avoidance of this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Agreement or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Agreement (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become null and void pursuant to this Section 7(e) or with respect to any Common Stock otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be canceled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Agreement and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.

f.Information Concerning Ownership. Notwithstanding anything to the contrary in this Agreement or any Rights Certificate, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

Section 8    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been canceled or destroyed by the Rights Agent. The Rights Agent must maintain such electronic or physical records for the time period required by applicable law, regulation, and the Rights Agent’s records management policy. At the expense of the Company, the Rights Agent must deliver all canceled Rights Certificates to the Company, or will, at the written request of the Company, destroy, or cause to be destroyed, such canceled Rights Certificates, and in such case must promptly deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so canceled or destroyed by the Rights Agent).

Section 9    Reservation and Availability of Shares of Capital Stock.

a.Reservation. The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Stock not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Stock or other securities, or out of its authorized and issued shares held in treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

b.Listing. So long as the Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but

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only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

c.Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend (with prompt written notice of any suspension provided to the Rights Agent), from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and promptly notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and promptly notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Agreement, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law, rule or regulation), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

d.Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.

e.Transfer Taxes and Governmental Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Stock, Common Stock or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Stock, Common Stock or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Stock, Common Stock or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Stock, Common Stock or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s satisfaction that no such tax or charge is due. The foregoing will also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

Section 10    Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or any other security of the Company, including Common Stock) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made. However, if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional shares of Preferred Stock (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is

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not entitled to any rights of a holder of Preferred Stock (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not entitled to receive any notice of any proceedings of the Company, except as provided in this Agreement.

Section 11    Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

a.Certain Events.

i.Certain Adjustments to Preferred Stock. Notwithstanding anything to the contrary in this Agreement, if the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivides or splits the outstanding Preferred Stock, (C) combines or consolidates the outstanding Preferred Stock (by reverse stock split or otherwise) into a smaller number of shares of Preferred Stock or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Stock or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Stock or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Stock transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification, it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).

ii.Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person (the first occurrence of such event being referred to as the “Section 11(a)(ii) Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a), then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50 percent of the Current Per Share Market Price for Common Stock on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”). Notwithstanding the foregoing, the Exercise Price and the number of shares of Common Stock so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). If a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 27, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies.

iii.Insufficient Shares of Common Stock. If the number of shares of Common Stock that are authorized by the Company’s Amended and Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Stock, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common

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Stock, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Stock (such shares or units of shares of preferred stock, “Common Stock Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. If the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Stock (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Preferred Stock and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional shares of Common Stock or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the Common Stock will be the Current Per Share Market Price of the Common Stock on the Section 11(a)(ii) Trigger Date and any Common Stock Equivalent will be deemed to have the same value as the value of the Common Stock on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

b.Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Preferred Stock or Equivalent Preferred Stock, or securities convertible into Preferred Stock or Equivalent Preferred Stock, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the Preferred Stock on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the number of shares of Preferred Stock and Equivalent Preferred Stock (if any) outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, that the aggregate offering price of the total number of shares Preferred Stock or Equivalent Preferred Stock, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which will be the number of shares of Preferred Stock and Equivalent Preferred Stock (if any) outstanding on such record date, plus the number of additional shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible), it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and if such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

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c.Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a share of Preferred Stock on such record date, less the fair market value per share of Preferred Stock (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which will be the Current Per Share Market Price of a share of Preferred Stock on such record date, it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and if such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

d.Insignificant Changes. Notwithstanding anything to the contrary in this Agreement, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one percent of the Exercise Price, except that any adjustments that by reason of this Section 11(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a share of Preferred Stock or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(d), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

e.Stock Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Stock, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(g), Section 11(h), Section 11(i), Section 11(j), Section 11(k) and Section 11(l), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Stock will apply on like terms to any such other shares.

f.Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time upon exercise of the Rights, all subject to further adjustment as provided in this Agreement.

g.Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Preferred Stock (calculated to the nearest ten-millionth of a share of Preferred Stock) obtained by (i) multiplying (A) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

h.Adjustment in Number of Rights. The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment will be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public

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announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided in this Agreement (and may bear, at the option of the Company, the adjusted Exercise Price), and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

i.Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates previously and subsequently issued may continue to express the Exercise Price per one one-thousandth of a share of Preferred Stock and the number of one one-thousandths of a share of Preferred Stock that were expressed in the initial Rights Certificates.

j.Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a share of Preferred Stock at such adjusted Exercise Price.

k.Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment. The Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

l.Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any Preferred Stock or Common Stock at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of any Preferred Stock or Common Stock or securities that by their terms are convertible into or exchangeable for Preferred Stock or Common Stock, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 made by the Company to holders of shares of Preferred Stock or Common Stock is not taxable to such stockholders.

m.No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date and so long as the Rights are outstanding, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

n.Certain Adjustments to Common Stock. Notwithstanding anything to the contrary in this Agreement, if the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivides or splits the shares of outstanding Common Stock (other than by the payment of dividends payable in shares of Common Stock), (iii) combines or consolidates the outstanding Common Stock (by reverse stock split or otherwise) into a lesser number of shares of Common Stock or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) outstanding immediately following such time will have associated with it the number of Rights as were associated with one share of Common Stock immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which will be the total number of shares of Common Stock outstanding immediately prior to such event and the

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denominator of which will be the total number of shares of Common Stock outstanding immediately after such event, it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each share of Common Stock that becomes outstanding after an adjustment has been made pursuant to this Section 11(n) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock), as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs that would require an adjustment pursuant to both this Section 11(n) and Section 11(a)(ii), then the adjustment provided for in this Section 11(n) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

o.Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(n), if the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of shares of Common Stock (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Agreement as necessary to provide for such adjustments.

Section 12    Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a reasonably detailed statement of the facts, computations and methodology accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Stock or Preferred Stock a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 25. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.

Section 13    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

a.Certain Transactions. If, following a Stock Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) and the Company is not the continuing or surviving corporation of such consolidation or merger; (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Stock are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property; or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50 percent or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(m)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Agreement, and in lieu of Preferred Stock, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable shares of Common Stock of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event); and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the

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“Exercise Price” for each Right and for all purposes of this Agreement) by 50 percent of the Current Per Share Market Price of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, it being understood that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).

b.Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved shares of Common Stock to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Agreement in accordance with Section 13(a), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Agreement (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:

i.prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

ii.use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;

iii.deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and

iv.take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

c.Prohibited Transactions.

i.Notwithstanding anything to the contrary in this Agreement, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Stock or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Stock or common stock equivalents of the Principal Party at less than such Current Per Share

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Market Price; or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Stock of the Principal Party pursuant to the provisions of this Section 13, then the Company agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been canceled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.

ii.Notwithstanding anything to the contrary in this Agreement, the Company agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Stock or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

d.Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. If a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not previously been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14    Fractional Rights and Fractional Shares.

a.Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(n)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

b.Cash in Lieu of Fractional Shares of Preferred Stock. The Company will not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company but only if such agreement provides that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided in this Agreement an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock will be one one-thousandth of the Current Per Share Market Price of a share of Preferred Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

c.Cash in Lieu of Fractional Shares of Common Stock. The Company is not required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided in this Agreement an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(c), the current market value of a share of Common Stock will be the Current Per Share Market Price of a share of Common Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

d.Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.

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e.Procedure for Payment. Whenever a payment for fractional Rights, Preferred Stock or Common Stock is to be made by the Rights Agent pursuant to this Agreement, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto, and will not be deemed to have knowledge of any payment for fractional Rights, Preferred Stock or Common Stock pursuant to this Agreement unless and until the Rights Agent has received such certificate and sufficient monies.

Section 15    Rights of Action. All rights of action in respect of this Agreement, except those rights of action given to the Rights Agent pursuant to this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Stock), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Agreement or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations of the Company hereunder, and injunctive relief against actual or threatened breaches or violations of the obligations of the Company under this Agreement without having to post a bond.

Section 16    Agreement of Rights Holders. Every holder of a Right, by accepting the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

a.prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of shares of Common Stock;

b.after the Distribution Date, the Rights Certificates shall be transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

c.subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate representing shares of Common Stock or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate representing shares of Common Stock or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;

d.notwithstanding anything to the contrary in this Agreement, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation, it being understood that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;

e.Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

f.this Agreement may be supplemented or amended from time to time in accordance with Section 27.

Section 17    Holder of Rights Certificate Not Deemed to be a Stockholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as

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specifically provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.

Section 18    Concerning the Rights Agent.

a.Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it under this Agreement in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand by the Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Agreement and the exercise and performance of its duties under this Agreement, including any taxes or governmental charges imposed on it as a result of any action taken by it pursuant to this Agreement (other than taxes and governmental charges on the fees payable to it). The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented expenses and fees of its outside counsel) incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties pursuant to this Agreement, including the costs and expenses of defending against any claim of liability. The provisions of this Section 18 and Section 20 will survive the termination of this Agreement, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

b.Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of, any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement, and the exercise and performance of its duties pursuant to this Agreement, in reliance upon any (i) Rights Certificate; (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Stock, Common Stock or other securities of the Company issuable upon exercise of Rights; or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it, in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), to be genuine and to be duly executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice under this Agreement (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or whether any Requesting Person has been designated as an Exempt Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

Section 19    Merger, Consolidation or Change of Name of Rights Agent.

a.Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Agreement without the execution or filing of any paper or any further act on the part of any of the Parties so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Agreement, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Agreement.

b.Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not been countersigned, then the Rights Agent may countersign such Rights Certificates either in its

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prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Agreement.

Section 20    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates, by their acceptance thereof, will be bound:

a.Consultation with Counsel. Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) in accordance with such advice or opinion.

b.Reliance on Certificate of the Company. Whenever in the performance of its duties pursuant to this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action, such fact or matter (unless other evidence in respect thereof is specifically prescribed in this Agreement) may be deemed to be conclusively proved and established by a certificate signed by any one of the Appropriate Officers and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) by it pursuant to the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate.

c.General Limitation of Liability. The Rights Agent will be liable under this Agreement to the Company and any other Person only for its and its directors’, officers’, or employees’ own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). In no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility or likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary herein, the aggregate liability of the Rights Agent under this Agreement will be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

d.No Liability for Certain Matters. The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Stock, Common Stock or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.

e.No Responsibility for Certain Matters. The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Stock, Common Stock or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be liable or responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to Section 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or any Rights Certificate; (iv) be liable or responsible for (A) any adjustment or change required pursuant to Section 3, Section 11, Section 13, Section 23 or Section 24; (B) the manner, method or amount of any such adjustment or change; or (C) ascertaining the existence of facts that would require any such adjustment or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such adjustment or change); (v) be liable or responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Agreement; or (vi) by any act be deemed to make any representation or warranty as to the authorization or

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reservation of any securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.

f.Further Assurances. The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Agreement.

g.Acceptance of Instructions. The Rights Agent is authorized and directed to accept written instructions with respect to the performance of its duties under this Agreement from any person reasonably believed by the Rights Agent to be one of the Appropriate Officers, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Agreement. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions, in each case in the absence of its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any such director or officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Agreement and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after (but not including) the date specified in such application (which date must not be less than three (3) Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking or suffering any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.

h.Dealing in Securities of the Company. The Rights Agent and any member, stockholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Agreement. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.

i.Use of Agents. The Rights Agent may execute and exercise any of the rights or powers vested in it by this Agreement or perform any duty under this Agreement either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

j.No Risk of Funds. No provision of this Agreement requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement (other than costs and expenses incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as the Rights Agent) or in the exercise of its rights if it reasonably believes, after consultation with counsel, that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

k.No Action with Respect to Certain Rights Certificates. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20(k).

l.Delivery of Rights Holder List. From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.

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m.Responsibility for Information. The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person) pursuant to this Agreement unless and until the Rights Agent is specifically notified in writing of such fact, event or determination by the Company or by receipt of a properly completed and duly executed Rights Certificate (and form of election to purchase or form of assignment).

n.Reliance on Signature Guarantee. The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable "signature guarantee program" or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same.

o.Request for Instructions. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.

p.Securities Laws Compliance. The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.

q.Legal Proceedings. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

r.Interest Earnings. The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

Section 21    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Agreement upon no less than thirty (30) days’ written notice to the Company (or, in the case of the Rights Agent’s resignation, such lesser notice as is acceptable to the Company) and to each transfer agent of the Preferred Stock and the Common Stock (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Company in accordance with Section 26. If any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, then the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Agreement, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon no less than thirty (30) days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Stock and the Common Stock (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 26. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must remit to the Company, or to any successor Rights Agent, all books, records, funds, certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent. Following such removal, resignation or incapacity, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then such registered holder or the incumbent Rights Agent may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or stockholder services, is subject to supervision or examination by federal or state authorities and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing; and, except as the context herein

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otherwise requires, such successor Rights Agent shall be deemed to be the “Rights Agent” for all purposes of this Agreement. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Stock and the Common Stock (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with Section 26. Notwithstanding anything to the contrary in this Agreement, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22    Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Agreement or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company will, with respect to shares of Common Stock so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale. However, (a) no such Rights Certificate will be issued if, and to the extent that, the Company determines in its sole discretion that such issuance would jeopardize or endanger the value or availability to the Company of the Tax Attributes or would otherwise create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.

Section 23    Redemption.

a.Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Agreement, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in shares of Common Stock (based on the Current Per Share Market Price of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”

b.General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 26, with any notice that is so provided deemed to be given whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to give, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.

c.Discharge of Obligations. Notwithstanding anything to the contrary in this Agreement, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly available filing with the SEC announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Stock, and upon such action, all outstanding Rights Certificates will be null and void without any further action by the Company.

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d.Prohibited Purchases. Notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of shares of Common Stock prior to the Distribution Date.

Section 24    Exchange.

a.Exchange of Common Stock for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring in respect of the Common Stock after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board will not be empowered to effect an Exchange Determination at any time after any Person (other than any Exempt Person or Company Affiliate), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50 percent or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that have not previously been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (and will not be eligible for exchange) pursuant to this Section 24(a).

b.Exchange Procedures.

i.Manner of Effecting Exchange. Immediately following an Exchange Determination and without any further action or notice, the right to exercise the then-outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) will terminate and the only right thereafter of a holder of such Rights is to receive that number of shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then-outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 26, with any notice that is so provided deemed to be given whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of shares of Common Stock for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive shares of Common Stock in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any shares of Common Stock (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Stock (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.

ii.Use of Trust. The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Stock (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not previously been issued in connection

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with the exchange). From and after the time at which such Common Stock (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Stock (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

c.Insufficient Shares. If there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing shares of Common Stock in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing shares of Common Stock in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Stock, Preferred Stock, Equivalent Preferred Stock or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional shares of Common Stock or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

d.Cash in Lieu of Fractional Shares of Common Stock. In connection with an Exchange Determination, the Company will not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a share of Common Stock, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.

Section 25    Notice of Certain Events.

a.Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company); (ii) offer to the holders of shares of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock); (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)); (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50 percent of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person; (vi) effect the liquidation, dissolution or winding up of the Company; (vii) declare or pay any dividend on the Common Stock payable in shares of Common Stock; or (viii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 26, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of shares of Preferred Stock or Common Stock, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of shares of Preferred Stock or Common Stock, whichever is earlier.

b.Certain Events. If a Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to the Rights Agent and each holder of Rights Certificates a notice in accordance with Section 26 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to

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holders of Rights pursuant to Section 11(a)(ii) or Section 13, as applicable; and (ii) all references in this Section 25 to Preferred Stock will thereafter be deemed to be references to Common Stock or, if appropriate, other securities.

Section 26    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any share of Common Stock) to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, by first-class mail, postage prepaid, or by email (except that notice given by email will not be effective unless either (a) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 26 or (b) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 26 (excluding “out of office” or other automated replies)), addressed (in each case, until another address is filed in writing with the Rights Agent by the Company) as follows:

DHI Group, Inc.
6465 South Greenwood Plaza, Suite 400
Centennial, Colorado 80111
Attn: Jack Connolly
Email: jack.connolly@dhigroupinc.com

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Stock) to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, by first-class mail, postage prepaid, or by facsimile, addressed (in each case, until another address is filed in writing with the Company by the Rights Agent) as follows:

Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Facsimile: (781) 575-4210

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of shares of Common Stock) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, trackable mail, or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Stock. Any notice that is sent or mailed in the manner provided in this Section 26 will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Agreement, prior to the Distribution Date, the issuance of a press release or the making of a publicly available filing by the Company with the SEC will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no other notice need be given.

Section 27    Supplements and Amendments. For so long as the Rights are redeemable, the Company and the Rights Agent may supplement or amend this Agreement in any respect without the approval of any holders of Rights Certificates, Preferred Stock or Common Stock. At any time when the Rights are not redeemable, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity; (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation; (iii) shorten or lengthen any time period; or (iv) change or supplement the provisions of this Agreement in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the Rights Agent or the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date. However, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of the previous sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable, it being understood that that the right of the Board to extend the Distribution Date does not require any amendment or supplement. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of shares of Common Stock. For the avoidance of doubt, no supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from an Appropriate Officer that states that the proposed supplement or amendment is in compliance with the terms of this Section 27. Notwithstanding anything to the contrary in this Agreement, the Rights Agent may, but will not be required to, execute any supplement or amendment that adversely affects its rights, duties, obligations or immunities pursuant to this Agreement.

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Section 28    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns.

Section 29    Determinations and Actions by the Board. For all the purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for the purpose of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, will be made in accordance with the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. The Board (or an authorized committee thereof) has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company pursuant to this Agreement, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination as to whether to redeem the Rights or to amend or supplement this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights Certificates and all other Persons; and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to the holders of Rights Certificates. In administering this Agreement and exercising the rights and powers specifically granted to the Board and to the Company, and in interpreting this Agreement and making any determination under this Agreement, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.

Section 30    Benefits of this Agreement. Nothing in this Agreement may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) any legal or equitable right, remedy or claim pursuant to this Agreement. This Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock).

Section 31    Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. Notwithstanding anything to the contrary in this Agreement, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 32    Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial.

a.Governing Law. This Agreement, each Right and each Rights Certificate, and all claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Agreement, each Right and each Rights Certificate, or the negotiation, execution, performance or subject matter of this Agreement, will be governed by and construed in accordance with the laws of the State of Delaware.

b.Exclusive Jurisdiction.

i.The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Agreement. The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each acknowledge that the forum designated by this Section 32(b)(i) has a reasonable relation to this Agreement and to such Persons’ relationship with one another.

ii.The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each waive, to the fullest extent permitted by applicable law, any objection that they now or may in the future have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section

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32(b)(i) (or the appellate courts thereof). The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each undertake not to commence any action subject to this Agreement in any forum other than the forum described in Section 32(b)(i). The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

c.Wavier of Jury Trial. THE COMPANY, THE RIGHTS AGENT AND THE REGISTERED HOLDERS OF RIGHTS CERTIFICATES (AND, PRIOR TO THE DISTRIBUTION DATE, THE REGISTERED HOLDERS OF SHARES OF COMMON STOCK) EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS AGREEMENT.

Section 33    Counterparts. This Agreement and any supplements or amendments to this Agreement may be executed in any number of counterparts and each such counterpart will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Agreement transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No Party may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 34    Interpretation.

a.References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. All Exhibits attached to this Agreement or referred to in this Agreement are incorporated in and made a part of this Agreement.

b.Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

c.Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

d.Extent. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

e.Dollars. When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

f.Gender and Number. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document.

g.References to Parties. References to any Person include references to such Person’s successors and permitted assigns, and, in the case of any governmental authority, to any Person succeeding to its functions and capacities.

h.References to Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise. “Written” will be construed in the same manner.

i.Legislation. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto.

j.Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

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k.Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (iii) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

l.Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

m.Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

n.Calculation of Outstanding Shares. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, will include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person, together with all Affiliates and Associates of such Person, is otherwise deemed to Beneficially Own for purposes of this Agreement will not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock that are Beneficially Owned by any other Person (unless such other Person is also otherwise deemed to Beneficially Own for purposes of this Agreement such shares of Common Stock not outstanding).

Section 35    Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Agreement.

Section 36    Force Majeure. Notwithstanding anything to the contrary in this Agreement, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, but not limited to, any provision of any present or future law or regulation or government authority, terrorist acts, epidemics, pandemics, fires, floods, natural disasters, acts of God, terrorist acts, shortage of supply, legal restrictions, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

Section 37    Process to Seek Exemption.

a.Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person Beneficially Owning the Triggering Percentage or more of the shares of Common Stock then outstanding (such Person, a “Requesting Person”) may request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an Exempt Person for purposes of this Agreement or such transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement (such request, an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99 percent or more of the Common Stock then outstanding and the maximum number and percentage of Common Stock that the Requesting Person proposes to acquire. The Board shall endeavor to respond to an Exemption Request within 20 Business Days after receipt of such Exemption Request; provided, that the failure of the Board to make a determination within 20 Business Days after receipt of an Exemption Request shall be deemed to constitute denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. The Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the

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application of any limitations on the use by the Company of the Tax Attributes taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving Common Shares as the Board may require; provided that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Attributes if it determines that such determination is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law or any rule or regulation made pursuant thereto, any applicable rule or regulation of any applicable stock exchange or trading system on which the Rights or the Common Stock may from time to time be listed or quoted or any applicable rules of any self-regulatory organization, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the directors who are independent of the Requesting Person and disinterested with respect to the Exemption Request and the action of a majority of such directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

b.The Board may make a determination under this Agreement so that a Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or a transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement, whether or not an Exemption Request has been made pursuant to Section 37(a). In connection with such determination, the Board may impose any conditions that it deems reasonable and appropriate, including, without limitation, restrictions on the ability of the transferee to transfer shares of Common Stock acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board pursuant to this Section 37(b) may be made prospectively or retroactively.

c.The Company shall notify the Rights Agent of any exemption granted under this Section 37.

[Signature page follows.]

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The parties are signing this Agreement on the date stated in the introductory clause.

DHI GROUP, INC.

By:	/s/Art Zeile
Name: Art Zeile
Title: Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/Shirley Nessralla
Name: Shirley Nessralla
Title: Vice President & Manager, Client
Management

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Exhibit A

Form of Certificate of Designation of Rights, Preferences and Privileges of Series 1 Participating Preferred Stock

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CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES
OF SERIES 1 PARTICIPATING PREFERRED STOCK OF
DHI GROUP, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

DHI Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the
“Corporation”), in accordance with the provisions of Section 103 thereof, certifies:

That pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”), on January 28, 2025, the Board adopted the following resolution creating a series of preferred stock, par value $0.01 per share (“Preferred Stock”), of the Corporation designated as Series 1 Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board by the Charter, the Board provides for the issuance of a series of Preferred Stock of the Corporation and fixes by resolution the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:

1.Designation and Amount. The shares of such series will be designated as “Series 1 Participating Preferred Stock.” The Series 1 Participating Preferred Stock will have a par value of $0.01 per share, and the number of shares constituting such series will be 240,000. Such number of shares may be increased or decreased by resolution of the Corporation’s Board of Directors (the “Board”), except that no decrease will reduce the number of shares of Series 1 Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series A Participating Preferred Stock.

2.Dividends and Distributions.

a.Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or other similar stock) ranking prior and superior to the shares of Series 1 Participating Preferred Stock with respect to dividends, the holders of shares of Series 1 Participating Preferred Stock, in preference to the holders of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Corporation, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to any provision for adjustment in this Certificate of Designation, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series 1 Participating Preferred Stock. If the Corporation at any time after January 28, 2025 (the “Rights Dividend Declaration Date”) (A) declares and pays any dividend on the Common Stock payable in the form of shares of Common Stock, (B) subdivides the outstanding Common Stock or (C) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series 1 Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which will be the total number of shares of Common Stock outstanding immediately after the occurrence of such event and the denominator of which will be the total number of shares of Common Stock that were outstanding immediately prior to the occurrence of such event.

b.The Corporation will declare a dividend or distribution on the Series 1 Participating Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), except that if no dividend or distribution has been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, then a dividend of $1.00 per share on the Series 1 Participating Preferred Stock will nevertheless be payable on such subsequent Quarterly Dividend Payment Date (it being understood that the actual payment of such dividend may be deferred if prohibited under any of the Corporation’s debt instruments).

Proxy Statement	115

c.Dividends will begin to accrue and be cumulative on outstanding shares of Series 1 Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series 1 Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest. Dividends paid on the shares of Series 1 Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series 1 Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be no more than 60 days prior to the date fixed for the payment thereof.

3.Voting Rights. The holders of shares of Series 1 Participating Preferred Stock will have the following voting rights:

a.Subject to the provision for adjustment hereinafter set forth, each share of Series 1 Participating Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation at any time after the Rights Dividend Declaration Date (i) declares any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series 1 Participating Preferred Stock were entitled immediately prior to such event will be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

b.Except as otherwise provided in this Certificate of Designation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series 1 Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

c.Except as set forth in this Certificate of Designation or as required by law, the holders of Series 1 Participating Preferred Stock will have no special voting rights and their consent will not be required (except to the extent that holders of Series 1 Participating Preferred Stock are entitled to vote with holders of shares of Common Stock as set forth in this Certificate of Designation) for taking any corporate action.

4.Certain Restrictions.

a.The Corporation will not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series 1 Participating Preferred Stock unless concurrently therewith it will declare a dividend on the Series 1 Participating Preferred Stock as required by Section 2.

b.Whenever quarterly dividends or other dividends or distributions payable on the Series 1 Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series 1 Participating Preferred Stock outstanding will have been paid in full, the Corporation will not:

i.declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 1 Participating Preferred Stock, other than (A) redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or the grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (1) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (2) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; or (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation, or their respective

Proxy Statement	116

estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;

ii.declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series 1 Participating Preferred Stock, except dividends paid ratably on the Series 1 Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

iii.redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, it being understood that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

iv.redeem or purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, will determine in good faith will result in fair and equitable treatment among the respective series or classes.

c.The Corporation will not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

5.Reacquired Shares of Preferred Stock. Any shares of Series 1 Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth in this Certificate of Designation, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6.Liquidation, Dissolution or Winding Up.

a.Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution will be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 1 Participating Preferred Stock unless, prior thereto, the holders of shares of Series 1 Participating Preferred Stock will have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number multiplied by the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation. The “Adjustment Number” will initially be 1,000. If the Corporation at any time after the Rights Dividend Declaration Date (A) declares and pays any dividend on the Common Stock payable in the form of shares of Common Stock, (B) subdivides the outstanding Common Stock or (C) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event will be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

b.If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of Preferred Stock, if any, that rank on a parity with the Series A Participating Preferred Stock, then the assets available for distribution will be distributed ratably to the holders of the Series 1 Participating Preferred Stock and such parity shares in proportion to their respective liquidation preferences.

Proxy Statement	117

c.None of the merger or consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.Consolidation, Merger, etc. If the Corporation enters into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash or any other property (payable in kind), then in any such case the shares of Series 1 Participating Preferred Stock will at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.No Redemption. The shares of Series 1 Participating Preferred Stock will not be redeemable.

9.Ranking. The Series 1 Participating Preferred Stock will rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series will provide otherwise, and will rank senior to the Common Stock as to such matters.

10.Amendment. At any time when any shares of Series 1 Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation will be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series 1 Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

11.Fractional Shares of Preferred Stock. Series 1 Participating Preferred Stock may be issued in fractions of a share that will entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

* * *

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 28th day of January, 2025.

DHI GROUP, INC.

By:	/s/
Name:
Title:

Proxy Statement	118

Exhibit B

Form of Rights Certificate

Proxy Statement	119

RIGHTS CERTIFICATE

Certificate No. R[•]	[•]Rights

NOT EXERCISABLE AFTER JANUARY 28, 2028 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.001 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE RIGHTS AGREEMENT (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS THAT IT REPRESENTS MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.][1]

RIGHTS CERTIFICATE
DHI GROUP, INC.

This certifies that ______________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of January 28, 2025 (the “Rights Agreement”), between DHI Group, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent,” which term will include any successor Rights Agent pursuant to the Rights Agreement), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series 1 Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at an exercise price of $17.00 per one one-thousandth of a share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of January 28, 2025 based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Exercise Price and the number and kind of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition will have the meanings ascribed to them in the Rights Agreement.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights will become null and void and no holder hereof will have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated by reference and made a part of this Rights Certificate and to which reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Stock, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject

[1] The portion of the legend in brackets is to be inserted only if applicable and will replace the preceding sentence.

Proxy Statement	120

to such exchange) will terminate and the Rights will only enable holders to receive the Common Stock (or cash or other securities or assets of the Company) issuable upon such exchange.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered will have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor will anything contained in herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate will have been exercised or exchange in accordance with the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

WITNESS the signature of the proper officers of the Company and its corporate seal.

Dated as of _______________, 2024.

ATTEST:	DHI Group, INC.

By:	By:
Name:	Name:
Title:	Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.,
as Right Agent

By:
Name:
Title:

Proxy Statement	121

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _____________________ sells, assigns and transfers unto
(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and irrevocably constitutes and appoints ______________________________ as attorney-in-fact to transfer this Rights Certificate on the books of the Company, with full power of substitution.

Dated: ____________________

Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

CERTIFICATE

The undersigned certifies, for the benefit of the Company and all holders of Rights and Common Stock, by checking the appropriate boxes that:

(1) the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

☐ are

☐ are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2) after due inquiry and to the best knowledge of the undersigned, it

☐ did

☐ did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated: ____________________.

Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

Proxy Statement	122

[Form of Reverse Side of Rights Certificate – continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise Rights represented by the Rights Certificate.)

To: DHI Group, Inc. (the “Company”)

The undersigned irrevocably elects to exercise _________________________ Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a share of Preferred Stock (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of, and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:

Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

CERTIFICATE

The undersigned certifies, for the benefit of the Company and all holders of Rights and Common Stock, by checking the appropriate boxes that:

(1) the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

☐ are

☐ are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2) after due inquiry and to the best knowledge of the undersigned, it

☐ did

☐ did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent
Transferee or any nominee of any of the foregoing.

Proxy Statement	123

Dated: .

Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

Proxy Statement	124

[Form of Reverse Side of Rights Certificate – continued]

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

IF THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

Proxy Statement	125

Exhibit C

Form of Summary of Rights

Proxy Statement	126

SUMMARY OF
PREFERRED STOCK RIGHTS AGREEMENT
OF
DHI GROUP, INC.

On January 28, 2025, the Board of Directors (the “Board”) of DHI Group, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Stock”), of the Company to stockholders of record as of the close of business on February 7, 2025 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series 1 Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at an exercise price of $17.00 (the “Exercise Price”), subject to adjustment. The complete terms of the Rights are set forth in a Section 382 Rights Agreement (the “Rights Agreement”), dated as of January 28, 2025, between the Company and Computershare Trust Company, N.A., as rights agent.

The Board adopted the Rights Agreement to, among other things, avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, and thereby preserve the ability of the Company to utilize certain Tax Attributes of the Company and its Subsidiaries.. In general terms, the Rights Agreement works by imposing a significant penalty upon any person or group that acquires 4.99% or more of the shares of Common Stock without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. However, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board.

For those interested in the specific terms of the Rights Agreement, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Rights Agreement, which has been filed by the Company with the United States Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company.

Distribution and Transfer of Rights; Rights Certificates:	The Board has declared a dividend of one Right for each outstanding share of Common Stock. Prior to the Distribution Date referred to below:
• the Rights will be evidenced by and trade with the certificates for the Common Stock (or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
• new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and
• the surrender for transfer of any certificates for Common Stock (or the surrender for transfer of any uncertificated Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.
Rights will accompany any new shares of Common Stock that are issued after the Record Date.

Distribution Date:	Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (such person or group, an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the Common Stock or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Stock. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.
A person or group who beneficially owned 4.99% or more of the Company’s outstanding Common Stock prior to the first public announcement by the Company of the adoption of the Rights Agreement will not trigger the Rights Agreement so long as they do not acquire beneficial ownership of any additional shares of Common Stock at a time when they still beneficially own 4.99% or more of such Common Stock, subject to certain exceptions as set forth in the Rights Agreement.
The date on which the Rights separate from the Common Stock and become exercisable is referred to as the “Distribution Date.”
After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.

Proxy Statement	127

Flip-In Trigger:	If an Acquiring Person obtains beneficial ownership of 4.99% or more of the Common Stock, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be void.

Flip-Over Trigger:	If, after an Acquiring Person obtains 4.99% or more of the Common Stock, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights:	The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Stock. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision:	At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Stock and prior to the acquisition by the Acquiring Person of 50 percent of the Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one share of Common Stock.

Expiration of the Rights:	The Rights expire on the earliest of (1) 5:00 p.m., New York City time (“Close of Business”) on the day following the certification of the voting results of the Company’s 2025 annual meeting of stockholders, if at such meeting of stockholders a proposal to approve the Rights Agreement has not been passed by the Company’s Stockholders at such meeting, (2) 5:00 p.m., New York City time, on January 28, 2028, (3) the date on which the Board determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward, or (4) the redemption or exchange of the Rights as described above.

Amendment of Terms of the Rights Agreement and Rights:	The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Rights Agreement or (3) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.

Anti-Dilution Provisions:	The Board may adjust the Exercise Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.
With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least one percent of the Exercise Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Taxes:	The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Proxy Statement	128

DHI Group, Inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/DHX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/DHX

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2025 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees for director listed under Proposal 1 and FOR Proposals 2, 3 and 4.

+

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Brian "Skip" Schipper	☐	☐	☐
02 - David Windley	☐	☐	☐
03 - Scipio "Max" Carnecchia	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 4 7 4 4 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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043YSC

Proxy Statement	129

DHI Group, Inc.

VOTE

Using a black ink pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees for director listed under Proposal 1 and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Against	Abstain
01 - Brian "Skip" Schipper	☐	☐	☐
02 - David Windley	☐	☐	☐
03 - Scipio "Max" Carnecchia	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 6 4 7 4 4 9

043YTB

Proxy Statement	130